                                                                 EXHIBIT 4.1

                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
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                  WHEREAS,   Ashland  Inc.  established  the  Ashland  Inc.
Employee Savings Plan (which was known as the Ashland Inc.  Employee Thrift
Plan  before  October  1 1995)  originally  effective  June 1, 1964 for the benefit of employees eligible to participate therein;
                  WHEREAS, the aforesaid Plan was amended from time to time
and, as so amended,  was completely  amended and restated effective October
1, 1976 to comply with the  provisions  of the Employee  Retirement  Income
Security Act of 1974;
                  WHEREAS,  the  aforesaid  amended and  restated  Plan was
further  amended from time to time and was completely  amended and restated
effective  October 1, 1980, and again restated  effective  October 1, 1983, and again restated  effective October 1, 1985, and again restated effective
October 1, 1989 and again  restated  effective  October 1, 1995;  and again restated effective January 1, 1997;
                  WHEREAS, Article 20 of the aforesaid amended and restated
Plan, reserves to Ashland Inc. the right to further amend the Plan; and
                  WHEREAS,  Ashland Inc. desires to make further amendments
to the Plan and to incorporate  such amendments into a completely  restated
Plan;
                  NOW,  THEREFORE,  Ashland Inc. does hereby  further amend
and restate the Ashland Inc. Employee Savings Plan,  generally effective as of  January 1, 2003,  except as  otherwise  indicated,  and  provided  that amendments  which were made hereto from and after the Plan's last effective date of restatement through the date on which this restatement was executed shall be  effective  as of the dates  that were  specified  under each such amendment,  whether or not such effective dates are specified  hereinafter, in accordance with the following terms and conditions:

                                 ARTICLE 1
                              PURPOSE OF PLAN

         1.1  Designation.
                  (a) General.  The Plan is  designated  the "Ashland  Inc.
                  Employee  Savings Plan." The Plan is also designated as a
                  discretionary  contribution  plan under Section 401(a) of
                  the  Code to  which  contributions  may be  made  without
                  regard to the current or accumulated earnings and profits
                  of the respective Participating Companies for the taxable
                  years  thereof  ending with or within the Plan Year,  and
                  whose  assets may be  invested,  without  limitation,  in
                  qualifying  employer  securities  as  defined  in Section
                  407(d)(5) of ERISA.
                  (b) ERISA 404(c).  It is intended that the Plan be a plan
                  described in Section 404(c) of ERISA,  to the extent that
                  the terms and  operation  of the Plan  comply  with those
                  provisions;  therefore,  fiduciaries  of the  Plan may be
                  relieved of any  liability  for any losses  which are the
                  direct and necessary  result of  investment  instructions
                  given by a Member or Beneficiary.
                  (c) Testing Method. The Plan is designated as an ADP test
                  safe-harbor  plan,  as  described  in  Notice  98-52,  as
                  modified  in Notice  2000-3,  and as  allowed  in Section
                  401(k)(12)(B)   of  the   Code.   As  a  result  of  such
                  designation,  Members  may  only  make  salary  reduction
                  elections,  as described in Article 6, that are allocated
                  to the Members' Tax Deferred  Accounts.  Also as a result
                  of   such    designation,    amounts    attributable   to
                  Participating Company contributions allocated to Members'
                  Accounts after  December 31, 1998, and for  distributions
                  after December 31, 1998, of amounts from or  attributable
                  to  what  had  been  Members'  Restricted  Company  Match
                  Accounts  shall,  in  addition  to any  other  applicable
                  restrictions on distributions,  not be distributable to a
                  Member  before the  occurrence  of an event  described in
                  Section  401(k)(2)(B)  of the Code,  except that the same
                  may not be  distributed  on account of the  hardship of a
                  Member. Finally, as a result of such designation, Members
                  that are eligible to make salary reduction  contributions
                  under  Article 6 shall  receive  the notice  required  by
                  Section  401(k)(12)(D)  of the Code.  Such notice will be
                  provided  at  or  around  the  time  of   eligibility  to
                  participate  and annually  thereafter.  The annual notice
                  will be  provided  at least 30 days but not more  than 90
                  days before the start of the next Plan Year.
                           (1)  Top-Heavy.  Effective  January 1, 2002,  so
                           long as the Plan consists  solely of a Plan that
                           meets  the  applicable   requirements   of  Code
                           sections   401(k)(12)   and   401(m)(11),    the
                           top-heavy  requirements  of Code section 416 and
                           the provisions of Article 24 shall not apply.
                  (d) ESOP.  Effective  January  1,  2003,  the  Restricted
                  Company Match Account shall no longer be designated as an
                  employee stock ownership  plan,  qualified under sections
                  401(a)  and  4975(e)(7)  of  the  Code.  Therefore,  each
                  Member's  Restricted  Company  Match  Account will become
                  part of the Member's Account and the amounts attributable
                  to the Restricted Company Match Account shall become part
                  of the  investment in Fund A - Ashland Common Stock Fund.
                  .
         1.2 Purpose.  The purpose of the Plan is to provide retirement and other  benefits  for the Members  and their  respective  beneficiaries.  To provide such benefits,  the  Participating  Companies  propose to make such contributions  as directed  and  determined  by the  Sponsoring  Company in accordance with the provisions of the Plan. Except as otherwise provided by the Plan and by law, the assets of the Plan shall be held for the exclusive benefit  of  Members  and  their  beneficiaries  and  defraying  reasonable expenses of administering the Plan, and it shall be impossible for any part of the  assets  or  income  of the Plan to be used  for,  or  diverted  to, purposes other than such exclusive purposes.
         1.3 Plan Mergers.
         (a)      Ballenger and SuperAmerica.  Effective as of December 31,
                  1995,  with respect to accounts  formerly  held under the
                  Ballenger  Paving Company,  Inc. 401(k) Employee  Savings
                  Plan (the "Ballenger  Plan") and effective as of April 1,
                  1996,  with respect to accounts  formerly  held under the
                  SuperAmercia   Hourly   Associates   Savings   Plan  (the
                  "SuperAmerica Plan"), the Ballenger Plan and SuperAmerica
                  Plan shall, as of their  respective  effective  dates, be
                  merged  with and become a part of this  Plan.  The actual
                  transfer  of  accounts  from each of these  plans to this
                  Plan  shall be made as part of the said plan  mergers  on
                  such  date as shall be  determined  and  agreed to by and
                  between  the  Sponsoring  Company and the Trustee and the
                  trustee of the applicable plan being merged herein. After
                  each such account is transferred  to the Plan,  each such
                  account  shall be held and  administered  pursuant to the
                  terms of this Plan;  provided,  however,  notwithstanding
                  anything  contained  herein to the contrary,  the Section
                  411(d)(6)  protected  benefits  (as defined  under Treas.
                  Reg.  ss.1.411 (d) - 4) associated with each such account
                  shall be preserved  under this Plan.  The accounts  which
                  are so  transferred  and  merged  into this Plan shall be
                  placed in and shall be a part of the applicable  Member's
                  Account  hereunder,   and  for  purposes  of  determining
                  service  hereunder,  the Member's prior service under the
                  plan  being  merged  herein  shall  count   hereunder  to
                  determine  such  Member's  Period of  Service,  and,  for
                  purposes  of  applying  the  withdrawal  rules under this
                  Plan,  this Plan shall  refer to the  applicable  date of
                  allocation of employer contributions under such plan.
         (b)      Superfos Related Plans.  Effective on or after August 31,
                  2000,  the  accounts   formerly  held  under  the  Shears
                  Construction,  LP 401(k) Retirement Savings Plan that are
                  designated by the Plan  Administrator or its delegate and
                  effective on or after  September  18, 2000,  the accounts
                  formerly  held under the Superfos and  Affiliates  401(k)
                  Plan, the JB Coxwell  Contracting,  Inc.  401(k) Plan and
                  the Harper  Brothers  Construction,  Inc.  401(k)  Profit
                  Sharing   Plan   that   are   designated   by  the   Plan
                  Administrator  or  its  delegate,   shall,  as  of  their
                  respective  effective  dates, be merged with and become a
                  part of this Plan.  The actual  transfer of accounts from
                  each of these plans to this Plan shall be made as part of
                  the said plan mergers on such date as shall be determined
                  and agreed to by and between the  Sponsoring  Company and
                  the Trustee and the trustee of the applicable  plan being
                  merged herein.  After each such account is transferred to
                  the   Plan,   each  such   account   shall  be  held  and
                  administered  pursuant  to the  terms of this  Plan.  The
                  investment  options into which the transferred assets are
                  initially  placed shall be similar to those in which they
                  were invested  prior to the merger,  as determined by the
                  Plan  Administrator  or its delegate.  To accomplish  the
                  said merger, the Plan Administrator  shall implement such
                  procedures, as it deems appropriate or convenient.  These
                  may  include  but not be  limited to  suspending  account
                  transactions  for a period of time  following the merger.
                  The Section 411(d)(6) protected benefits as defined under
                  applicable Treasury  regulations and other pronouncements
                  shall be preserved;  provided,  however, that changes may
                  be made to them  after the merger  allowed  under law and
                  Treasury or Internal Revenue Service interpretations. The
                  accounts  that are so  transferred  and merged  into this
                  Plan  shall  be  placed  in and  shall  be a part  of the
                  applicable  Member's existing Account  hereunder,  if the
                  Member has one. For  purposes of applying the  withdrawal
                  rules  under  this Plan to the merged  assets,  this Plan
                  shall  refer  to the  applicable  date of  allocation  of
                  employer  contributions  under  the plan  from  which the
                  assets  were  transferred.  Nevertheless,  if that is not
                  administratively  convenient, then the transferred assets
                  shall  be  deemed  contributed  on the  date of  transfer
                  hereto for purposes of applying the  withdrawal  rules of
                  the  Plan.   Effective  for  distributions  on  or  after
                  September 6, 2000,  the assets of the  accounts  formerly
                  held under the Shears Construction,  LP 401(k) Retirement
                  Savings Plan may only be distributed to Members in a form
                  allowed by Section 13.3(a).  Any optional form of benefit
                  that would have  otherwise  applied to such assets before
                  the effective date of Treas. Reg. ss.1.411(d)-4, Q&A-2(e)
                  shall no longer  apply.  Notwithstanding  anything in the
                  foregoing  to the  contrary,  the change to the  optional
                  forms of distribution  available for the assets that were
                  transferred  from  the  Shears  Construction,  LP  401(k)
                  Retirement  Savings  Plan and merged  herewith  shall not
                  apply to a Member whose  benefit  consists in whole or in
                  part of assets  transferred from the said Shears Plan and
                  whose  benefit is  distributed  before the earlier of (i)
                  the 90th day after the Member is  furnished  a summary of
                  material modifications that describes the deletion of the
                  otherwise   preserved  optional  forms  of  distribution;
                  or;(ii) January 1, 2002.
         (c)      Conforming  Distribution  Options.  Effective  January 1,
                  2002,  except  to  the  extent  already  accomplished  by
                  Section  13.3(b) as in effect on  January  1,  2001,  the
                  distribution    options   available   for   any   amounts
                  transferred,    merged,    consolidated    or   otherwise
                  contributed to the Plan from a source outside of the Plan
                  shall  only  be  those  distribution   options  otherwise
                  available  under the Plan to the  extent  allowed by Code
                  sections 411(d)(6)(D) and (E).

                                 ARTICLE 2
                                DEFINITIONS
         2.1      As used in the Plan:
         (a)      "Account"  shall  mean  all  of  the  separate   accounts
                  maintained  for  each  Member  under  the  provisions  of
                  Article 10 of the Plan (excepting,  however, the accounts
                  which  comprise  such  Members'  Tax  Deferred   Account)
                  reflecting such Member's contributions to the Trust under
                  the  provisions  of Article 5 of the Plan and  reflecting
                  Participating   Company   contributions   to  the   Trust
                  allocated on behalf of such Member  under the  provisions
                  of Article 7 of the Plan, as adjusted in accordance  with
                  the  provisions  of Section  10.3 of the Plan.  Effective
                  January 1, 2003, each Member's  Restricted  Company Match
                  Account shall become part of the Member's Account.
         (b)      "Actual  Contribution  Percentage"  shall  mean,  for the
                  Highly Compensated  Eligible Employees and the Non-Highly
                  Compensated  Eligible  Employees  for a  Plan  Year,  the
                  average of the  ratios,  calculated  separately  for each
                  person in each such group, of the amount, if any, of -
                  (1) such person's Member contributions  allocated to such
                  person's Account under Article 5; and
                  (2) such  person's  Participating  Company  contributions
                  allocated to such  person's  Account  under Article 7, to
                  the extent such  contributions  are not treated as Member
                  contributions  allocated  to such  person's  Tax Deferred
                  Account  under Article 6 pursuant to the terms of Section
                  2.1 (c) of the Plan for such  Plan  Year to the  person's
                  Actual  Deferral  Percentage  Compensation  for such Plan
                  Year.

                  For  purposes  of  computing   the  Actual   Contribution
                  Percentage of any Highly  Compensated  Eligible Employee,
                  the amount of  contributions,  if any,  allocated to such
                  individual's  Account (to the extent  such  contributions
                  are  considered in  calculating  the Actual  Contribution
                  Percentage under this paragraph (b) of Section 2.1 of the
                  Plan) for such Plan Year shall be combined with any other
                  contributions by or on behalf of such individual intended
                  to be made under Section  401(m) of the Code to any other
                  plan (if any) which allows such contributions, maintained
                  by the Sponsoring  Company or maintained by an Affiliated
                  Company,   which  are  made  by  or  on  behalf  of  such
                  individual  from and  after the time any such plan was so
                  maintained, except to the extent that such other plan (if
                  any)  cannot be  aggregated  with this Plan under  Treas.
                  Reg. Section 1.410(b)-7(c), or any successor thereto.
         (c)      "Actual Deferral  Percentage"  shall mean, for the Highly
                  Compensated   Eligible   Employees  and  the   Non-Highly
                  Compensated  Eligible  Employees  for a  Plan  Year,  the
                  average of the  ratios,  calculated  separately  for each
                  person  in  each  such  group,  of  the  amount  of -
                  (1) contributions, if any, allocated to such person's Tax
                  Deferred Account under Article 6; and
                  (2) such  person's  Participating  Company  contributions
                  allocated to such  person's  Account  under Article 7, to
                  the extent the Sponsoring  Company  decides to treat such
                  contributions  for  purposes  of  this  paragraph  (c) as
                  Member  contributions  allocated  to  such  person's  Tax
                  Deferred  Account  under  Article 6 for such Plan Year to
                  the person's Actual Deferral Percentage  Compensation for
                  such Plan Year.
                  For purposes of computing the Actual Deferral  Percentage
                  of any Highly Compensated  Eligible Employee,  the amount
                  of contributions,  if any, allocated to such individual's
                  Tax Deferred Account and Restricted Company Match Account
                  (to the  extent  such  contributions  are  considered  in
                  calculating  the Actual  Deferral  Percentage  under this
                  paragraph  (c) of Section  2.1 of the Plan) for such Plan
                  Year shall be combined  with any other  contributions  of
                  such individual  intended to be made under Section 401(k)
                  of the Code to any other plan (if any) which  allows such
                  contributions  maintained  by the  Sponsoring  Company or
                  maintained  by an Affiliated  Company,  which are made by
                  such individual from and after the time any such plan was
                  so maintained,  except to the extent that such other plan
                  (if any) cannot be aggregated with this Plan under Treas.
                  Reg. Section 1.410(b)-7(c), or any successor thereto.
         (d)      "Actual Deferral Percentage  Compensation" shall mean the
                  Compensation   received   during  the  Plan  Year  by  an
                  Employee.
         (e)      "Affiliated Company" shall mean each of the following for
                  such a period of time as is applicable  under Section 414
                  of the Code:
                  (1)   a corporation which,  together with a Participating
                        Company  is a  member  of  a  controlled  group  of
                        corporations  within the meaning of Section  414(b)
                        of the Code (as modified by Section  415(h) thereof
                        for the  purposes of Article 5, and the  applicable
                        regulations thereunder);
                  (2)   a trade or business  (whether or not  incorporated)
                        with which a Participating  Company is under common
                        control within the meaning of Section 414(c) of the
                        Code (as modified by Section 415(h) thereof for the
                        purposes   of   Article   5,  and  the   applicable
                        regulations thereunder);
                  (3)   an    organization    which,    together   with   a
                        Participating Company, is a member of an affiliated
                        service group (as defined in Section  414(m) of the
                        Code); and
                  (4)   and any other entity required to be aggregated with
                        a  Participating  Company  pursuant to  regulations
                        under Section 414(o) of the Code.
         (f)      "Beneficiary"  shall mean the person or persons  entitled
                  to receive the  distributions,  if any, payable under the
                  Plan pursuant to the applicable provisions of Articles 11
                  and 13 of the Plan,  upon or after a Member's  death,  as
                  such  Member's  Beneficiary.  Each Member may designate a
                  Beneficiary by filing a written  designation thereof over
                  his signature  with the  Sponsoring  Company in such form
                  and manner as the  Sponsoring  Company may prescribe from
                  time to time. A designation  shall be effective  upon its
                  receipt by the  Sponsoring  Company,  retroactive  to the
                  date such Member signed such  designation,  provided that
                  it is so filed during such  Member's  lifetime.  The last
                  effective  designation received by the Sponsoring Company
                  shall supersede all prior designations, provided that any
                  designation  shall only be effective  if the  Beneficiary
                  survives the Member.  A Member may  designate one or more
                  contingent  Beneficiaries to receive any distributions in
                  the event the primary Beneficiary (or Beneficiaries) does
                  not  survive  the Member  and may change his  Beneficiary
                  designation from time to time as provided above; provided
                  however, the spouse to whom the Member was married on his
                  date of death shall be such Member's Beneficiary,  unless
                  the  spouse  waives the right to be the  Beneficiary  and
                  consents to the designation of another as follows:
                  (1) the spouse's  consent and waiver is in writing and it
                  is   witnessed   by  either  a  notary   public  or  Plan
                  representative;
                  (2)  the  waiver  and  consent   specify  the   alternate
                  Beneficiary  including any class of Beneficiaries,  which
                  may not be changed without spousal  consent,  except that
                  if a trust is named as the Beneficiary, the beneficiaries
                  under  such  trust  may  be  changed  without  additional
                  spousal consent;
                  (3) the waiver and  consent  specify  the form of benefit
                  payment (if applicable)  which may not be changed without
                  spousal consent; and
                  (4) the spouse's  consent  acknowledges the effect of the
                  consent  and  waiver.  Notwithstanding  anything  to  the
                  contrary  contained in (2) and (3)  immediately  above, a
                  spouse may  execute a general  consent  and waiver  which
                  permits  the  Member  to change  alternate  Beneficiaries
                  and/or forms of benefit payment (if  applicable)  without
                  spousal  consent if, in such general  consent and waiver,
                  the spouse  acknowledges  his right to limit consent to a
                  specific  beneficiary  and/or  specific  form of benefit,
                  where applicable,  and the spouse  voluntarily  elects to
                  relinquish either or both of such rights. Any consent and
                  waiver is only  effective  with respect to the spouse who
                  signed such consent and is not effective  with respect to
                  any subsequent spouse.  However,  if it is established to
                  the satisfaction of the Sponsoring Company that a written
                  consent and waiver cannot be obtained because there is no
                  spouse or the spouse cannot be located or because of such
                  other  circumstances  as  may  be  provided  in  Treasury
                  regulations,  then a Member's  designation will be deemed
                  effective without the need to comply with (1) through (4)
                  above of this paragraph (f).
                           If a Member fails to designate a Beneficiary, or
                  if no designated  Beneficiary survives the Member or dies
                  simultaneously  with the  Member  or under  circumstances
                  making  it   impossible   to   determine   whether   such
                  Beneficiary  survived  such  Member,  the Member shall be
                  deemed  to  have  designated  one  of  the  following  as
                  Beneficiary (if living at the time of the Member's death)
                  in the  following  order of priority:  (i) the  surviving
                  spouse,  and (ii) the Member's estate.  If the Sponsoring
                  Company  shall be in doubt as to the right of any  person
                  as a  Beneficiary,  payment  may be made to the  Member's
                  estate and such payment shall be in full  satisfaction of
                  any and all liability of the Plan (or any other person or
                  entity) to any  person  claiming  under or  through  such
                  Member.  Whenever  the  rights of a Member  are stated or
                  limited  in the Plan,  his  Beneficiaries  shall be bound
                  thereby.
                           To the extent  consistent with the provisions of
                  Section   401(a)(9)  of  the  Code  and  the  regulations
                  thereunder,  the Member's Beneficiary as determined under
                  this Section 2.1(f) shall be his "designated beneficiary"
                  as defined under said Section and regulations.
         (g)      "Code" shall mean the Internal  Revenue Code of 1986,  as
                  amended from time to time.  References  to any Section of
                  the Code shall include any successor provision thereto.
         (h)      "Compensation" shall mean the salary and wages (or, if an
                  Employee is not paid a fixed salary or wages,  such other
                  compensation  as  determined by the  Sponsoring  Company)
                  paid by a Participating Company to an Employee during the
                  Plan Year,  including  commissions,  payroll continuation
                  for sickness,  overtime pay, shift premium,  and vacation
                  pay, if any, any amounts  contributed to the Member's Tax
                  Deferred  Account,  and any  amounts  excluded  from  the
                  Member's income under Sections 401(k),  402(h), 403(b) or
                  125 of the Code;  provided,  however,  Compensation shall
                  not  include (i)  incentive  compensation  bonuses,  but,
                  effective  October 1, 1999,  Compensation  shall  include
                  variable  pay and bonus  amounts  paid to Members who are
                  not  eligible  for  the  Sponsoring  Company's  incentive
                  compensation bonus program, (ii) amounts contributed by a
                  Participating  Company or  Affiliated  Company  under any
                  employee benefit plan (other than amounts  contributed to
                  a Member's Tax Deferred  Account  under this Plan and any
                  amounts  excluded from the Member's income under Sections
                  401(k), 402(h), 403(b) or 125 of the Code), (iii) amounts
                  paid to a Member under the Ashland Inc. ERISA  Forfeiture
                  Plan or any successor plan thereto,  (iv) amounts paid to
                  a Member as stock appreciation rights through the Ashland
                  Inc.  Long  Term  Incentive  Plan  or the  Amended  Stock
                  Incentive  Plan for Key Employees of Ashland Inc. and its
                  Subsidiaries  or any successor or similar plans  thereto,
                  (v)  allowances  paid by  reason of  foreign  assignment,
                  which are not a part of such  Member's base United States
                  salary as determined by the Sponsoring Company;  and (vi)
                  remuneration  determined  to be  disregarded  under  this
                  paragraph  (h)  by the  Sponsoring  Company  under  rules
                  uniformly applicable to all employees similarly situated;
                  (vii)  severance  pay paid on or after  November 1, 1992;
                  (viii)  amounts  deferred under and amounts paid from any
                  nonqualified  salary  deferral  plan;  and (ix) effective
                  January 1, 2000,  amounts paid for waiving benefits under
                  the  Sponsoring   Company's  flexible  benefits  program.
                  Notwithstanding   anything  in  the   foregoing   to  the
                  contrary,  the  Compensation  of each  Member  taken into
                  account under the Plan for any Plan Year shall not exceed
                  $150,000  as  adjusted at the same time and manner as the
                  adjustments  under  Section  415(d) of the Code,  and any
                  such  adjustment  for a calendar  year shall apply to the
                  Plan Year which begins with or within such  calendar year
                  and such adjustments  shall only be made in increments of
                  $10,000,  rounded  down to the next  lowest  multiple  of
                  $10,000, with the base period for determining this annual
                  adjustment being the calendar quarter  beginning  October
                  1, 1993.  Effective for Plan Years beginning on and after
                  January 1, 2002,  the  Compensation  of each Member taken
                  into  account  under the Plan for any Plan Year shall not
                  exceed  $200,000.  This  amount  shall be adjusted at the
                  same time and  manner as the  adjustments  under  Section
                  415(d) of the Code.  Any such  adjustment  for a calendar
                  year  shall  apply to the Plan Year that  begins  with or
                  within such calendar year. These  adjustments  shall only
                  be made in increments of $5,000, rounded down to the next
                  lowest  multiple  of  $5,000,  with the base  period  for
                  determining  this annual  adjustment  being the  calendar
                  quarter beginning July 1, 2001.
         (i)      "Employee" shall, except as otherwise provided,  mean any
                  person who is an  employee  of one or more  Participating
                  Companies.  The term Employee shall not include:  (i) any
                  person  included  in a unit  of  employees  covered  by a
                  collective    bargaining   agreement   between   employee
                  representatives  and one or more Participating  Companies
                  unless such bargaining  agreement  specifically  provides
                  otherwise;  (ii)  any  leased  employees  as  defined  in
                  Section 414(n) of the Code; (iii) any person  compensated
                  on an hourly rate or other rate basis if such employee is
                  not   included   in   a   designated   eligible   payroll
                  classification  code  so  designated  by  the  Sponsoring
                  Company;   and  (iv)  any  employee  not  included  in  a
                  designated   eligible  payroll   classification  code  so
                  designated by the Sponsoring Company, which shall include
                  those  employees  acquired as part of the  acquisition of
                  Superfos a/s and its US  subsidiaries  until the later of
                  the date such  employees are  transferred to a designated
                  eligible  payroll  classification  code by the Sponsoring
                  Company or January 1, 2000.  For purposes of this section
                  2.1(i), a United States citizen who is an employee (a) of
                  a foreign subsidiary (as defined in Section 3121(l)(8) of
                  the Code) of a domestic  Participating  Company  which is
                  the subject of an agreement entered into by such domestic
                  Participating  Company under Section  3121(l) of the Code
                  and as to  whom  contributions  under  a  funded  plan of
                  deferred  compensation  are not  provided  by any  person
                  other  than  such  domestic  Participating  Company  with
                  respect to the  remuneration  paid to such United  States
                  citizen by such foreign subsidiary,  or (b) of a domestic
                  subsidiary  (as  defined in Section  407(a)(2)(A)  of the
                  Code) of a domestic  Participating Company and as to whom
                  contributions   under   a   funded   plan   of   deferred
                  compensation  are not  provided by any person  other than
                  such domestic  Participating  Company with respect to the
                  remuneration  paid to such United States  citizen by such
                  domestic subsidiary, shall be deemed to be an employee of
                  such domestic Participating Company. For purposes of this
                  section  2.1(i),  under rules of general  application,  a
                  former  employee  of  a  Participating   Company  who  is
                  temporarily on leave of absence from employment with such
                  Participating  Company in order to render  services to an
                  Affiliated  Company or other affiliate of a Participating
                  Company,  may be deemed an Employee of such Participating
                  Company during such absence if such absence is determined
                  by the  Sponsoring  Company  to be in the  interest  of a
                  Participating Company or an Affiliated Company;  provided
                  that such  status as a deemed  employee  will be  equally
                  available  to  both  Highly  Compensated   Employees  and
                  Non-Highly Compensated Employees who satisfy the criteria
                  for such status;  and  provided  further that such status
                  shall  only  be  available  under  terms  and  conditions
                  satisfying  Treas.  Reg.   ss.1.401(a)(4)-11(d)   or  any
                  successor to that regulation.
         (j)      "Employment  Commencement  Date"  shall  mean the date on
                  which an  employee  (whether  or not such  employee is an
                  Employee  within  the  meaning of  paragraph  (i) of this
                  Section  2.1) first  performs  an Hour of  Service  for a
                  Participating Company or an Affiliated Company.
         (k)      "ERISA"  shall  mean  the  Employee   Retirement   Income
                  Security  Act of  1974,  as  amended  from  time to time.
                  References  to any  Section of ERISA  shall  include  any
                  successor provision thereto.
         (l)      "Highly  Compensated  Eligible Employee" shall mean, with
                  respect to a Plan Year,  any Employee  from and after the
                  time he is eligible to participate in the Plan,  pursuant
                  to the  provisions  of  Article  3,  and who is a  Highly
                  Compensated Employee for such Plan Year.
         (m)      "Highly Compensated Employee" shall mean for a particular
                  Plan Year (1) an  Employee  who is a 5% owner (as defined
                  in  Section  416(i)(1)(B)  of the  Code) at any time of a
                  Participating Company or an Affiliated Company during the
                  present Plan Year (the  "determination  year"); or (2) an
                  Employee   who  received   compensation   during  the  12
                  consecutive  month  period  prior to such  Plan Year (the
                  "look-back  year")  from a  Participating  Company  or an
                  Affiliated  Company in excess of $80,000 (as  adjusted at
                  the same time and in the same  manner as the  adjustments
                  under Section 415(d) of the Code, and any such adjustment
                  for a calendar year shall apply to the determination year
                  or look-back year (whichever is applicable)  which begins
                  with or within such calendar  year,  except that the base
                  period  is the  calendar  quarter  ending  September  30,
                  1996).
                  For these  purposes,  the  compensation  of an individual
                  refers to compensation as defined under Section 415(c)(3)
                  of  the  Code.
                  A former Employee shall be a Highly Compensated  Employee
                  if he was (1) a Highly  Compensated  Employee at the time
                  he separated  from service;  or (2) a Highly  Compensated
                  Employee  at  any  time  after   attaining  age  55.  The
                  determination  of  the  status  under  (1)  or (2) in the
                  immediately  preceding  sentence  shall  be  based on the
                  rules for determining  whether an individual was a Highly
                  Compensated  Employee  as in  effect  in  the  particular
                  determination    year,   in   accordance   with   Section
                  1.414(q)-1T,A-4 of the temporary Treasury regulations and
                  Notice 97-45.
                  When   determining   whether  an  Employee  is  a  Highly
                  Compensated   Employee   in  the  Plan  Year  before  the
                  generally   effective   date   of  this   amendment   and
                  restatement  (January 1, 1997),  the  provisions  of this
                  paragraph (m) shall be treated as being in effect in such
                  prior Plan Year.
         (n)      "Hour of  Service"  shall  mean  each  hour for  which an
                  employee  is  paid,   or   entitled  to  payment,   by  a
                  Participating  Company or an  Affiliated  Company for the
                  performance of duties as an employee.
         (o)      "Investment  Manager"  shall mean any party that:  (i) is
                  (A)  registered  as  an  investment   advisor  under  the
                  Investment  Advisors  Act of  1940,  or  (B) a  bank  (as
                  defined in the Investment  Advisors Act of 1940),  or (C)
                  an insurance  company  qualified  to manage,  acquire and
                  dispose  of Plan  assets  under the laws of more than one
                  state;   (ii)  acknowledges  in  writing  that  it  is  a
                  fiduciary  with respect to the Plan; and (iii) is granted
                  the power to  manage,  acquire or dispose of any asset of
                  the Plan pursuant to Article 14 of the Plan.
         (p)      "Member"  shall mean an eligible  Employee  who becomes a
                  Member of the Plan as  provided in Article 4 of the Plan.
                  A  Member  ceases  to be a Member  when all  funds in his
                  Account,   Restricted   Company  Match  Account  and  Tax
                  Deferred  Account to which he is entitled  under the Plan
                  have been distributed in accordance with the Plan.
         (q)      "Non-Highly  Compensated  Eligible  Employee" shall mean,
                  with respect to a Plan Year,  any Employee from and after
                  the  time he is  eligible  to  participate  in the  Plan,
                  pursuant  to the  provisions  of  Article 3, who is not a
                  Highly Compensated Eligible Employee for such Plan Year.
         (r)      "Non-Highly   Compensated   Employee"  shall  mean,  with
                  respect  to  a  Plan  Year,  any  Employee,   (or  former
                  Employee,  if applicable) who is not a Highly Compensated
                  Employee.
         (s)      "One-Year  Period of  Service"  shall mean 12 months of a
                  Period  of  Service.  For  this  purpose,   nonsuccessive
                  Periods of  Service  shall be  aggregated,  and less than
                  whole   year   Periods  of   Service   (whether   or  not
                  consecutive)  shall be  aggregated  on the basis that 365
                  days of a Period of Service equal a whole One-Year Period
                  of Service.
         (t)      "One-Year    Period   of   Severance"    shall   mean   a
                  12-consecutive-month  period  beginning on an  employee's
                  Severance  from  Service  Date and  ending  on the  first
                  anniversary  of such  date  provided  that  the  employee
                  during such 12-consecutive-month  period does not perform
                  an  Hour  of  Service  for  a  Participating  Company  or
                  Affiliated Company.
         (u)      "Participating  Company"  shall  mean (1) the  Sponsoring
                  Company;  (2) any division of the Sponsoring Company some
                  or all of whose  employees are  designated as eligible to
                  participate  in this Plan;  and (3) an  affiliate  of the
                  Sponsoring  Company  which  adopts the Plan  pursuant  to
                  Article 18 of the Plan.
         (v)      "Period of  Service"  shall  mean a period of  employment
                  with a  Participating  Company or an  Affiliated  Company
                  commencing on an employee's Employment  Commencement Date
                  or   Reemployment   Commencement   Date,   whichever   is
                  applicable,  and ending on such employee's Severance from
                  Service Date; provided,  however, Period of Service shall
                  also   include  any  Period  of   Severance   immediately
                  following a Period of Service if the  employee  completes
                  an Hour of Service  within 12 months of the date on which
                  the   employee    was   first   absent   from    service.
                  Notwithstanding   the   foregoing   provisions   of  this
                  paragraph  (v),  Period of Service  shall not include the
                  period  between  the  first  anniversary  and the  second
                  anniversary of the first date of absence from work (1) by
                  reason of the pregnancy of the employee, (2) by reason of
                  the  birth of a child of the  employee,  (3) by reason of
                  the  placement of a child with the employee in connection
                  with the adoption of such child by such employee,  or (4)
                  for  purposes  of  caring  for  such  child  for a period
                  beginning  immediately following such birth or placement.
                  In the case of any employee who has a One-Year  Period of
                  Severance  prior to becoming vested in any portion of his
                  Account,  such  employee's  Periods  of  Service  with  a
                  Participating Company or an Affiliated Company before any
                  such One-Year Period of Severance shall not be taken into
                  account if such  employee's  latest  Period of  Severance
                  equals or exceeds  the  greater of (i) five years or (ii)
                  his prior aggregate  Periods of Service  completed before
                  the date on  which  such  One-Year  Period  of  Severance
                  began, and such prior aggregate  Periods of Service shall
                  not  include  any Period of Service  not  required  to be
                  taken into account by reason of any prior One-Year Period
                  of  Severance.  Any Period of Service,  or part  thereof,
                  with an Affiliated  Company  (other than a  Participating
                  Company)  during  a  period  of time  during  which  such
                  Affiliated Company was not an Affiliated Company shall be
                  disregarded  except  that  the  following  shall  not  be
                  disregarded:  (A)  service as  provided in Section 3.2 of
                  the Plan,  (B) service with an  Affiliated  Company by an
                  Employee who was transferred  from an Affiliated  Company
                  to a  Participating  Company,  and  (C)  service  with an
                  Affiliated  Company by an employee which is determined by
                  the Sponsoring  Company under uniform,  nondiscriminatory
                  rules not to be  disregarded;  provided that such service
                  will be  equally  available  to both  Highly  Compensated
                  Employees  and  Non-Highly   Compensated   Employees  who
                  satisfy  the  criteria  for such  service;  and  provided
                  further that such service  shall only be available  under
                  terms   and    conditions    satisfying    Treas.    Reg.
                  ss.1.401(a)(4)-11(d) or any successor to that regulation.
         (w)      "Period  of  Severance"  shall  mean the  period  of time
                  commencing on an employee's  Severance  from Service Date
                  and ending on the date such  employee  again  performs an
                  Hour of Service.
         (x)      "Plan" shall mean the Ashland Inc.  Employee Savings Plan
                  (formerly  known  as the  Ashland  Inc.  Employee  Thrift
                  Plan).
         (y)      "Plan Year" shall mean the calendar year.
         (z)      "Reemployment  Commencement  Date"  shall  mean the first
                  date, following the Severance from Service Date, on which
                  an employee performs an Hour of Service.
         (aa)     "Restricted  Company Match Account" shall no longer exist
                  after December 31, 2002.
         (ab)     "Severance  from Service Date" shall mean the earliest to
                  occur of (1) the date on which an employee quits, retires
                  or is discharged  from  employment  with a  Participating
                  Company or an Affiliated  Company, or dies; or (2) except
                  as   otherwise   provided  in  clause   (3),   the  first
                  anniversary of the first date of a period during which an
                  employee  remains  absent from  service  (with or without
                  pay)  with  a  Participating  Company  or  an  Affiliated
                  Company  for any reason  other  than a quit,  retirement,
                  discharge  or death;  or (3) the second  anniversary  (or
                  such shorter period as may be allowed by  regulations) of
                  the first date of a period in which an  employee  remains
                  absent from  service with a  Participating  Company or an
                  Affiliated  Company by reason of the placement of a child
                  with the employee in connection with the adoption of such
                  child by such  employee,  or for  purposes  of caring for
                  such child for a period beginning  immediately  following
                  such birth or placement, if the employee furnishes to the
                  Sponsoring  Company such  information in such form and at
                  such time as it may from time to time  require  that such
                  absence  was for  one of the  reasons  specified  in this
                  sentence  and the number of days for which there was such
                  an absence.  Notwithstanding the preceding sentence,  (i)
                  if  an   employee   is  absent   from   service   with  a
                  Participating  Company or an Affiliated Company solely by
                  reason of temporary  leave of absence  determined  by the
                  Sponsoring  Company  under  uniform,   non-discriminatory
                  rules to be in the interest of a Participating Company or
                  an Affiliated Company,  such employee shall be deemed not
                  to have  quit or  been  absent  from  service  with  such
                  Participating  Company or  Affiliated  Company so long as
                  such employee  complies with the terms and  conditions of
                  such temporary  leave of absence;  or (ii) if an employee
                  is absent from service with a Participating Company or an
                  Affiliated  Company solely by reason of military  service
                  under  circumstances  by which such  employee is afforded
                  reemployment rights under any applicable Federal or State
                  statute or regulation,  such employee shall be deemed not
                  to have quit or have been absent from  service  with such
                  Participating  Company  or  Affiliated  Company  if  such
                  employee  returns  to  service  with  such  Participating
                  Company or Affiliated  Company  before the  expiration of
                  such reemployment rights; provided, however, in the event
                  that such  employee  fails to  comply  with the terms and
                  conditions  of a  temporary  leave of absence or fails to
                  return to  service  with such  Participating  Company  or
                  Affiliated   Company   before  the   expiration  of  such
                  reemployment  rights,  such  employee  shall be deemed to
                  have  quit on the first day on which  such  employee  was
                  first absent from service with such Participating Company
                  or Affiliated  Company by reason of such temporary  leave
                  of absence or such military service.
         (ac)     "Sponsoring  Company"  shall mean Ashland Inc.  including
                  any successor by merger, purchase or otherwise.
         (ad)     "Tax  Deferred  Account"  shall  mean  all  the  separate
                  accounts maintained under the provisions of Article 10 to
                  which are allocated, on behalf of a Member, contributions
                  to the Trust under the  provisions  of Section 6.1 of the
                  Plan as adjusted in  accordance  with the  provisions  of
                  Section 10.3 of the Plan.
         (ae)     "Termination  of  Employment"  shall mean  termination of
                  employment   with  any   Participating   Company  or  any
                  Affiliated Company, whether voluntarily or involuntarily,
                  for  any  reason  other  than  by  reason  of a  Member's
                  transfer  to a  Participating  Company  or an  Affiliated
                  Company.  With  respect to amounts held in a Member's Tax
                  Deferred Account and Restricted Company match Account and
                  for  distributions  before  December  31,  2001, a Member
                  shall  be  deemed  to  have  incurred  a  Termination  of
                  Employment  upon the date of the sale by a  Participating
                  Company  or an  Affiliated  Company  to a  purchaser  not
                  related to either such  Company  under  Sections 414 (b),
                  (c), (m), or (o) of the Code of
                                    (i)     substantially all of the assets
                                            (within  the meaning of Section
                                            409(d)(2)  of the Code) used by
                                            such  Company  in  a  trade  or
                                            business of such  Company  even
                                            though  such  Member  continues
                                            employment  with the  purchaser
                                            of such assets, or
                                    (ii)    the stock  (within  the meaning
                                            of  Section  409(d)(3)  of  the
                                            Code)   of   a    Participating
                                            Company   or   an    Affiliated
                                            Company even though such Member
                                            continues  employment with such
                                            Company;
                  provided,  that such purchaser does not maintain the Plan
                  after the date of such sale.
                  Notwithstanding  anything  in the  Plan to the  contrary,
                  effective January 1, 2002 Termination of Employment shall
                  include  both a  separation  from service and a severance
                  from   employment   for  purposes  of  determining  if  a
                  distribution under the Plan is allowed.
         (af)     "Trust"  shall mean the legal entity  resulting  from the
                  trust agreement  between the Sponsoring  Company,  on its
                  own  behalf  and as  agent  for all  other  Participating
                  Companies,   and   the   Trustee   which   receives   the
                  Participating Companies' and Members' contributions,  and
                  holds, invests, and disburses funds to or for the benefit
                  of Members and their Beneficiaries.
         (ag)     "Trust Fund" shall mean the total  contributions  made by
                  the  Participating  Companies  and  Members  to the Trust
                  pursuant to the Plan, increased by profits, gains, income
                  and  recoveries   received,   and  decreased  by  losses,
                  depreciation,  benefits paid and expenses incurred in the
                  administration  of the  Trust.  Trust Fund  includes  all
                  assets acquired by investment and reinvestment  which are
                  held in the Trust by the Trustee.
         (ah)     "Trustee" shall mean the party or parties,  individual or
                  corporate,  named  in the  trust  agreement  and any duly
                  appointed  additional  or  successor  Trustee or Trustees
                  acting thereunder.
         (ai)     "Valuation  Date"  shall mean each  business  day the New
                  York Stock  Exchange is open.
         2.2 Wherever  appropriate,  words used in the Plan in the singular shall  mean  the  plural,  the  plural  shall  mean the  singular,  and the masculine shall mean the feminine.

                                 ARTICLE 3
                        REQUIREMENTS FOR ELIGIBILITY
         3.1      Eligibility Requirements.
                  (a)(1)  General.  Each  Member of the Plan on  January 1,
                  2003,  shall  continue  to be a  Member  subject  to  the
                  provisions  of the Plan.  Subject  to the  provisions  of
                  Article 4 of the Plan,  an Employee who is a Member under
                  the provisions of sub-paragraph (2) of this paragraph (a)
                  shall  be  eligible  for the  contribution  described  in
                  Section  7.1(c) as soon as is  administratively  feasible
                  after  completing a One-Year Period of Service,  provided
                  that  such  Member  is  an  Employee  of a  Participating
                  Company on such date.
                  (2) Less  Than One Year.  Subject  to the  provisions  of
                  Article 4 of the Plan,  each Employee of a  Participating
                  Company  in  a  payroll   classification   designated  as
                  eligible for  participation  hereunder by the  Sponsoring
                  Company who has not received credit for a One-Year Period
                  of Service  shall be eligible  to make the  contributions
                  allowed  under  Article  6 of  the  Plan  as  soon  as is
                  administratively feasible after the later of:
                        (i) January 1, 2001; or
                        (ii) the Employee's date of employment.
                  Employees  who are eligible to make  contributions  under
                  this  sub-paragraph  (2) of this  paragraph  (a) shall be
                  considered  to be  Members  of the Plan for all  purposes
                  except   they  shall  not  be  eligible  to  receive  the
                  contributions  described  in  Section  7.1(c) of the Plan
                  until completing a One-Year Period of Service.
                  (3)   Reemployment.   Notwithstanding   anything  to  the
                  contrary  herein  contained,  any  Member  who  incurs  a
                  Termination  of  Employment   and  who  is   subsequently
                  reemployed as an Employee of a Participating Company in a
                  payroll   classification   designated   as  eligible  for
                  participation  hereunder by the Sponsoring  Company shall
                  be  eligible  to again  become a Member,  subject  to the
                  provisions  of  Article 4, as of the first pay period for
                  such Employee beginning coincident with or next following
                  the day after the reemployment of such Employee.
                  (b)  Special  Rule  for  Deferred  Compensation  Eligible
                  Group.  Effective  January 1, 2002,  Employees who are or
                  who  become   eligible  to  make   non-qualified   salary
                  deferrals  under the Ashland Inc.  Deferred  Compensation
                  Plan  shall be  eligible  to make  contributions  to this
                  Plan.  The terms of the Plan  shall be  applied  to these
                  Employees in the same manner as they are applied to other
                  eligible  Employees,  except as  otherwise  noted in this
                  paragraph (b) of Section 3.1. The  Employees  referred to
                  in this  paragraph  (b) shall only be allowed to make one
                  irrevocable  election to make  contributions  to the Plan
                  for each Plan Year, subject only to suspension because of
                  a hardship  distribution  as provided  under Sections 5.3
                  and 6.3.  Such  election  shall be made at such  time and
                  pursuant  to  such   procedures   as  prescribed  by  the
                  Sponsoring  Company  from  time to time.  Such  elections
                  shall,  however,  be collected  prior to the Plan Year to
                  which  they  relate.  In the event the  Employee  becomes
                  eligible to make non-qualified salary deferrals under the
                  Ashland Inc.  Deferred  Compensation  Plan effective on a
                  day other than January 1, then the Employee's irrevocable
                  election  under this Plan shall be  collected  before the
                  period  of the Plan Year to which an  election  under the
                  Ashland Inc.  Deferred  Compensation  Plan would  relate.
                  Under  these   circumstances,   the  Employee's  existing
                  election under this Plan would end and the Employee would
                  have to make a new irrevocable  election  hereunder to be
                  effective  for  the  remainder  of the  Plan  Year.  Such
                  elections  shall become  irrevocable  on the first day of
                  the Plan Year (or  portion  thereof) to which they relate
                  and shall be effective with respect to pay received after
                  such  day (or as soon as is  administratively  feasible).
                  Notwithstanding   anything  in  the   foregoing   to  the
                  contrary,   an  Employee   whose  election  is  otherwise
                  irrevocable  shall have an  opportunity  to increase such
                  election effective with respect to Compensation  received
                  after June 30,  2003.  To be  eligible  to  increase  the
                  election, the Employee must meet all of the following:
                  (1)   The Employee  elected to  contribute  4% or less of
                        Compensation  to the Plan for the 2003  Plan  Year;
                        and
                  (2)   The  Employee   does  not  elect  to  increase  the
                        contribution above 5% of Compensation.
                  An election to increase an Employee's contribution to the
                  Plan described  above will only be effective with respect
                  to Compensation  received after June 30, 2003 and will be
                  irrevocable  for the remainder of the Plan Year. Any such
                  election  shall be made in the manner  prescribed  by the
                  Sponsoring Company, but it can be made no later than June
                  30, 2003.
         3.2  Service  With  A  Predecessor   Employer.  If  the  Plan  had
previously  been  maintained by a predecessor of a  Participating  Company, whether a corporation,  partnership,  sole proprietorship or other business entity,  any period of service with such predecessor  shall be treated as a period of service with a  Participating  Company.  If the Plan had not been previously maintained by a predecessor of a Participating Company,  service with such predecessor shall not be taken into account, except to the extent required pursuant to regulations  prescribed by the United States Secretary of the Treasury or his delegate.  Notwithstanding the foregoing, service by a sole  proprietor  or partner  shall not be counted as a period of service with a Participating Company.

                                 ARTICLE 4
                         PARTICIPATION IN THE PLAN
         4.1  Participation.  Any Employee  eligible to  participate in the
Plan in  accordance  with  Article 3 of the Plan shall become a Member with respect to the first  paycheck for such  Employee  issued for the first pay period  beginning  after the  Sponsoring  Company  records such  Employee's enrollment as a Member.  Such enrollments shall be accomplished by means of such  administrative  procedures  as may be  prescribed  by the  Sponsoring
Company, from time to time. By enrolling in the Plan, each Member shall (i)
authorize the automatic  deduction of such Member's  contributions  and any contributions  allocable  to his Tax Deferred  Account  from such  Member's
Compensation or authorize such other method of making  contributions as may be  required  by the  Sponsoring  Company,  (ii)  designate  such  Member's investment  election under the provisions of Section 8.2 of the Plan, (iii)
designate one or more  Beneficiaries  pursuant to the provisions of Section
2.1(f) of the Plan, and (iv) provide such other  information,  and agree to
such  conditions,   understandings,   declarations  or  agreements  as  the
Sponsoring Company shall from time to time require.

                                 ARTICLE 5
                            MEMBER CONTRIBUTIONS
         5.1 Rate.  Subject to Section 5.4, Section 6.1 and the limitations of Article 7, each Member may elect to  contribute  to the Plan by means of payroll  deduction  (or other  method as may be required by the  Sponsoring
Company)  an amount  not less  than 1% nor more  than 50% (in whole  number percentages) of  Compensation,  for each payment of  Compensation  received after  enrolling for  participation  under Section 4.1 of the Plan. The 50%
limit may be exceeded for a Member to the extent required to facilitate the
Member's catch-up contribution under Section 6.1(b). Contributions pursuant to this Article 5 that are less than or equal to 4% (5%  effective  July 1,
2003) of a Member's Compensation, and with respect to which a Participating
Company contribution is made under the provisions of Article 7 of the Plan, are designated as Basic Contributions.  Contributions that are in excess of
4% (5% effective July 1, 2003) of a Member's Compensation, and with respect to which no such Participating Company contribution is made, are designated as Supplemental Contributions.  All Member contributions shall be paid into the Plan not less  frequently  than  monthly and shall be allocated to such
Member's Account or Tax Deferred Account as provided in the Plan.
         5.2 Change of Rate.  Subject to Section 3.1(b), a Member may elect to change his  contribution  rate (including  changes to or from 0%) within the  limits  set forth in  Section  5.1 by  following  such  administrative procedures  as may be prescribed by the  Sponsoring  Company,  from time to time.  Any such change to his  contribution  rate shall be  effective  with respect  to the first  paycheck  for such  Member  issued for the first pay period beginning after the Sponsoring Company records such change.
         5.3 Automatic Discontinuance of Contributions.  If a Member ceases to be an  Employee,  or  otherwise  ceases to be  eligible  to  participate pursuant to the terms of Article 3 of the Plan, his Basic Contributions and
Supplemental Contributions, if any, shall be automatically discontinued.
If a Member elects to make a hardship  withdrawal  from his Account and Tax
Deferred Account, if any, pursuant to the provisions of Section 12.3 of the
Plan, such Member's Basic Contributions and Supplemental Contributions,  if
any,  shall  be  automatically   discontinued  effective  for  payments  of
Compensation  first  occurring  for the pay period of such Member after the
Sponsoring Company records such withdrawal. The automatic discontinuance of contributions  resulting from a hardship withdrawal shall last for a period of 12 calendar  months,  starting with the first calendar month  coincident with or next following the automatic discontinuance of contributions. After
the  expiration  of  this  12  calendar  month  period,   the  Member  must
affirmatively elect to resume  contributions  pursuant to the provisions of
Section 5.2 of the Plan. The 12-month  suspension  period  described in the foregoing  shall be  changed to 6 months for  hardship  distributions  made after December 31, 2001.
In no  event  shall  the  Actual  Contribution  Percentage  for the  Highly
Compensated  Eligible  Employees  exceed  the  greater  of (i)  the  Actual
Contribution  Percentage for the Non-Highly  Compensated Eligible Employees
multiplied  by 1.25;  or (ii) the  lesser  of (A) the  Actual  Contribution
Percentage for the Non-Highly  Compensated Eligible Employees plus 2.00, or
(B) the  Actual  Contribution  Percentage  for the  Non-Highly  Compensated
Eligible  Employees   multiplied  by  2  (hereinafter  called  the  "actual
contribution  percentage test"). The Sponsoring Company may, without notice to any Member,  discontinue all or part of the  contributions of any one or more Highly  Compensated  Eligible  Employees when such  discontinuance  is deemed  necessary or advisable  to  establish  and/or  preserve the Plan as qualified  under the  provisions of Section  401(a) of the Code and related provisions  or to satisfy the actual  contribution  percentage  test in the immediately  preceding  sentence.  To the extent  permitted by  regulations issued  by the  Secretary  of the  Treasury  of the  United  States  or his
delegate, such discontinuance by the Sponsoring Company may be retroactive.
Notwithstanding  anything to the contrary  contained herein,  the following actions  may be taken by the  Sponsoring  Company,  without  notice  to any
Member,  in the event that the actual  contribution  percentage test is not satisfied for the Plan Year:
         (a) If the  actual  deferral  percentage  test of  Section  6.3 is satisfied  for such Plan Year,  then the  Sponsoring  Company  may recharacterize  such amount of the salary reduction  contributions
         allocated  to  the  Tax  Deferred   Accounts  of  the   Non-Highly
         Compensated Eligible Employees for such Plan Year as Participating
         Company  contributions  for such Plan Year to the extent that such recharacterization  would  allow the Plan to  satisfy  the  actual contribution percentage test for such Plan Year; provided that the actual deferral  percentage test was still met for such Plan Year,
         both  with  and  without  the  amounts  so  recharacterized.   Any
         contributions that are so  recharacterized  shall not otherwise be considered to be  Participating  Company  contributions  and shall remain  allocated  to the Tax  Deferred  Accounts of the  affected
         Non-Highly Compensated Eligible Employees.
         (b) If the actual  contribution  percentage test for the Plan Year cannot be satisfied under (a) of this Section 5.3, then the amount by  which  the  Participating  Company  contributions  and  Member contributions  for such  Plan  Year  which  are  allocated  to the
         Accounts  of Highly  Compensated  Eligible  Employees  exceeds the maximum amount of such contributions that could have been made for such Plan Year to satisfy the actual contribution  percentage test
         (hereinafter   "excess   aggregate    contributions")   shall   be
         distributed,  with their allocable share of income or loss, to the
         Highly Compensated  Eligible Employees by the end of the following
         Plan Year, as  determined  for each such Employee in the following described  manner.  The  total  amount  of  the  excess  aggregate contributions for the year is first  determined.  To determine the total  excess  aggregate  contributions,  the actual  contribution ratios (which is for each Highly Compensated Eligible Employee the ratio of Member and Participating Company contributions  allocated to his Account for the Plan Year to his Actual Deferral Percentage
         Compensation for the Plan Year) of the Highly Compensated Eligible
         Employees  for such  Plan  Year are  reduced,  beginning  with the
         Highly Compensated  Eligible Employee(s) having the highest actual
         contribution   ratio,  in  succession,   until  each  such  actual
         contribution  ratio is reduced to no more than the  greater of the following --
                  (1)      the   particular   actual   contribution   ratio
                           resulting in the Actual Contribution  Percentage
                           for the Highly  Compensated  Eligible  Employees
                           that    satisfies   the   actual    contribution
                           percentage test, calculated under the formula of
                           [ (M x T) - S ] /  N,  where  M is  the  maximum
                           allowable Actual Contribution Percentage for the
                           Highly  Compensated  Eligible  Employees , based
                           upon the Actual  Contribution  Percentage of the
                           Non-Highly  Compensated  Eligible  Employees for
                           such Plan Year,  T is the total number of Highly
                           Compensated  Eligible  Employees  for  the  Plan
                           Year,  S is the sum of the  actual  contribution
                           ratios  of  the  Highly   Compensated   Eligible
                           Employees  who do not  have the  highest  actual
                           contribution  ratio for the Plan Year,  and N is
                           the  number  of  Highly   Compensated   Eligible
                           Employees   who  do  have  the  highest   actual
                           contribution ratio for the Plan Year; or
                  (2)      the  actual  contribution  ratio  of the  Highly
                           Compensated  Eligible  Employee(s) with the next
                           highest actual contribution ratio;
until no such Highly Compensated  Eligible  Employee's actual  contribution ratio for the Plan Year exceeds the highest  permitted  such ratio for such
Plan Year.  The amount of the total excess  aggregate  contributions  to be distributed to a particular  Highly  Compensated  Eligible Employee for the
Plan Year is determined by starting  with the Highly  Compensated  Eligible
Employee  with the  greatest  amount of Member  and  Participating  Company contributions  allocated to his Account for such Plan Year and reducing the
amount  of  such   contributions   to  the  next  highest  amount  of  such
contributions for a Highly Compensated  Eligible Employee and continuing in descending order until all the excess aggregate  contributions have been so allocated and  distributed.  For this purpose,  the highest  amount of such contributions  is determined after the distribution of any excess aggregate contributions.  However, the excess aggregate contributions so allocated to a  Highly  Compensated  Eligible  Employee  cannot  exceed  the  sum of the
Participating  Company  contributions  and  Member  contributions  actually allocated to such Highly  Compensated  Eligible  Employee's Account for the
Plan  Year.  Excess  aggregate   contributions   distributed  to  a  Highly
Compensated  Eligible  Employee  for a Plan Year shall  first come from any
Supplemental Contributions made by such Employee under Section 5.1 for such
Plan Year and,  if there are still  excess  aggregate  contributions  to be distributed  after exhausting such Employee's  Supplemental  Contributions, then the  remaining  portion  of the  distribution  shall  come  from  such
Employee's Basic Contributions under Section 5.1 and Participating  Company contributions  allocated to his Account for the Plan Year in the proportion
that  such  Basic  Contributions   bears  to  such  Participating   Company
contributions for such Employee for such Plan Year. The amount of allocable income or loss that is added to a Highly  Compensated  Eligible  Employee's distribution of excess  aggregate  contributions  is equal to the income or loss  allocable  to the Member  contributions  under this Article 5 and the
Participating  Company  contributions  for the Plan  Year  multiplied  by a fraction whose numerator is the excess aggregate contributions allocated to the  Highly  Compensated  Eligible  Employee  for the Plan  Year and  whose denominator is the sum of such Employee's  Account on the first day of such
Plan  Year  and  the  Member   contributions   under  this  Article  5  and
Participating Company contributions  allocated to his Account for such Plan
Year.  Notwithstanding  anything to the contrary,  if, during the Plan Year for which an excess  aggregate  contribution is made, a Highly  Compensated
Eligible  Employee who would  otherwise be allocated a share of such excess aggregate  contribution with its allocable share of income or loss receives a distribution of all of his Account,  such distribution shall be deemed to have been a distribution of such Employee's  share of the excess  aggregate contribution and its allocable share of income or loss.
         5.4  Rollover  Contributions.  Subject to the  provisions  of this
Section 5.4,  effective after December 31, 1997, a Member may contribute to the Plan, for allocation to the Member's Account, an amount consisting of a
Direct  Rollover,  a Regular  Rollover or a Conduit IRA  Rollover.  Amounts
contributed by a Member  pursuant to this Section 5.4, and any earnings and any income allocable  thereto,  shall be fully vested and nonforfeitable at all times.
         (a) Eligibility.  Effective for rollover contributions to the Plan after  December  31,  2002,  Employees  who meet  the  eligibility requirements  of Section 3.1 of the Plan and former  Employees who still  have an  Account  or Tax  Deferred  Account in the Plan are eligible to make contributions under this Section 5.4.
         (b) Direct  Rollover.  A Direct  Rollover is a  contribution  that satisfies all of the following:
         (1)  The  contribution  is made in cash  (including a check) or by such  other  means  as may be  prescribed  by the  Sponsoring
              Company, in consultation with the Trustee.
         (2)  The contribution  consists of all or a portion of the taxable part of the Member's benefit under another qualified trust or annuity  (as  defined in Code  section  402(c)(8)).  For this purpose, such a contribution may include an eligible rollover distribution  to a  Member  that is a  former  Employee  from another qualified trust sponsored by the Sponsoring  Company, a Participating  Company or an Affiliated Company.  Effective
              for rollover contributions made after December 31, 2001, such contributions  that are received  from a qualified  trust may also include amounts that were not taxable to the Member upon distribution.  The Plan must, however, separately account for the rollover  contributions that consist of amounts that were both taxable and  non-taxable  to the Member on  distribution from the qualified  trust.  The  non-taxable  portion of such distribution will be treated as after-tax  contributions made after 1986 under clause (ii) of Section  10.1.  Additionally, after  December 31,  2001,  the Plan will accept (i) rollover contributions  from an annuity contract  described in section
              403(b)   of   the   Code,    excluding   after-tax   employee
              contributions,   and  (ii)  rollover  contributions  from  an
              eligible  plan  under  section  457(b)  of the  Code  that is maintained by a state,  political  subdivision of a state, or any  agency  or  instrumentality  of  a  state  or  political subdivision of a state.
         (3)  The   contribution    constitutes   an   eligible    rollover
              distribution (as defined in Code Section 402(c)(4)).
         (4)  The  contribution is being  transferred  directly to the Plan pursuant  to  the  provisions  of  Code  Section  401(a)(31).
              Effective for rollover contributions after December 31, 2001, the  contribution is being  transferred  directly to the Plan pursuant  to  the  provisions  of  Code  section  401(a)(31),
              403(b)(10) or 457(d)(1)(C), as applicable.
         (c)  Regular  Rollover.  A Regular Rollover is a contribution that satisfies  all  the  requirements  enumerated  for  a  Direct
              Rollover in paragraph  (b) of this  Section  5.4,  except the requirement  of  paragraph  (b)(4) of this  Section  5.4, and which is  delivered  by the Member to the Plan not later than the 60th day after  the day of the  Member's  receipt  of the amount being contributed as a Regular Rollover. Effective for rollover  contributions  after  December 31,  2001,  the time limit of the preceding sentence may be extended as allowed in
              Code section 402(c)(3)(B).
         (d)  Conduit  IRA   Rollover.   A  Conduit   IRA   Rollover  is  a
              contribution that satisfies all of the following:
         (1)      The  contribution  is made in cash (including a check) or
                  by  such  other  means  as  may  be   prescribed  by  the
                  Sponsoring Company, in consultation with the Trustee.
         (2)      The  contribution  consists  of  all  or a  portion  of a
                  Member's benefit under an individual  retirement  account
                  or  individual  retirement  annuity,  the assets of which
                  consist  solely of amounts  attributable  to a  qualified
                  trust as defined in Code Section  402(c)(8),  as required
                  under Code  Section  408(d)(3)(A)(ii).  The source of the
                  distribution  for rollover  contributions  after December
                  31,  2001 is not  relevant  so long as the  amount of the
                  rollover  contribution  was  properly in the account from
                  which  it was  distributed  and so long  as the  rollover
                  contribution  to the Plan does not  exceed the amount the
                  Member  received  from such  account that would have been
                  included in gross income.
         (3)      The  contribution  is delivered by the Member to the Plan
                  not later than the 60th day after the day of the Member's
                  receipt of the amount being  contributed as a Conduit IRA
                  Rollover.  Effective  for  rollover  contributions  after
                  December  31,  2001,  the  time  limit  of the  preceding
                  sentence  may be  extended  as  allowed  in Code  section
                  408(d)(3)(i).
         (e)  Information Provided by Member. Before the Plan will accept a
              Direct  Rollover,   a  Regular  Rollover  or  a  Conduit  IRA
              Rollover,  the  Sponsoring  Company may require the Member to provide such information and  documentation as the Sponsoring
              Company deems to be convenient and appropriate to demonstrate that  the  amount  submitted  as a Direct  Rollover,  Regular
              Rollover or Conduit IRA Rollover  satisfies the  requirements
              applicable  to  such  a  rollover.   If,  after  accepting  a
              contribution  from a  Member  as a Direct  Rollover,  Regular
              Rollover  or Conduit IRA  Rollover,  the  Sponsoring  Company
              becomes   aware  such   contribution   did  not  satisfy  the
              applicable rollover requirements in paragraph (b), (c) or (d)
              of this Section 5.4, then the amount of such contribution and
              any  earnings   attributable  to  it  will  be  automatically
              distributed  within a reasonable time to the Member,  without the Member's consent.
         (f)  Investment. Coincident with or prior to the Plan's acceptance of a  contribution  under this  Section 5.4, the Member shall direct the Plan and the Trustee  regarding the  investment of the contribution among the investment  alternatives  provided in  Article  8  of  the  Plan.  The  Member's  investment  of contributions  under this Section 5.4 shall be subject to all the relevant provisions of Article 8 of the Plan and shall be subject to such administrative procedures as prescribed, from time to time, by the Sponsoring Company, in consultation with the Trustee.
         (g)  Amounts   Received   as   Surviving   Spouse  or   Alternate.
              Distributions  received by an  Employee in the  capacity of a surviving  spouse or an  alternate  payee  under a  qualified domestic  relations order that satisfies the  requirements of paragraph (a) hereof shall be eligible to be  contributed  to
              the  Plan  as  a  rollover   contribution   if  the  relevant
              provisions  of this  Section 5.4 are met with  respect to the same as though the Employee  were an employee with respect to such distribution.

                                 ARTICLE 6
                       SALARY REDUCTION CONTRIBUTIONS
         6.1      Salary Reduction Election.
         (a)  General.  Subject to the  provisions  of Section  6.3 and the limitations of Article 7, each Member may elect to reduce his  remuneration from a Participating  Company by having an amount of his contribution under
Article  5 of the  Plan,  determined  in whole  number  percentages  of his
Compensation, allocated to his Tax Deferred Account. Such election shall be made pursuant to such administrative procedures as may be prescribed by the
Sponsoring  Company,  from time to time.  Member  contributions  under this
Section 6.1,  when  combined  with any other  contributions  of such Member intended to be made under Section  401(k) of the Code to any other plan (if any) which allows such  contributions  maintained by the Sponsoring Company or maintained by an Affiliated Company,  which are made by such Member from and after the time any such plan was so  maintained,  shall not  exceed the dollar  limitation  as  determined  by the United  States  Secretary of the
Treasury or his delegate  pursuant to Section 402(g) of the Code to reflect increases  in the cost of living and to be adjusted no more than  annually.
Notwithstanding  anything in the foregoing to the  contrary,  effective for contributions after December 31, 2001, the applicable limit of Code section
402(g) may be exceeded as allowed in  paragraph  (b) of this  Section  6.1.
Notwithstanding  anything in the foregoing to the  contrary,  if a Member's contributions under this Section 6.1 made during a calendar year exceed the maximum  dollar  limitation  described  above  (hereinafter  called "excess deferral"),  then such Member may notify the Sponsoring  Company by March 1 of the calendar  year  following  the  calendar  year for which such excess deferral was made, in writing,  under such  procedures as may be prescribed by the Sponsoring Company,  from time to time, of the amount of such excess deferral in the Plan.  If the  Sponsoring  Company has actual  knowledge of such an excess  deferral for a Member,  then such written  notice from such
Member  shall be deemed to have been  given.  After such  actual  notice or deemed notice occurs,  the amount of such excess  deferral,  reduced by any prior  distributions  of excess  contributions  under Section 6.3, shall be distributed to the Member,  with its allocable  share of income or loss, by
April 15 of the calendar  year  following  the calendar  year for which the excess deferral occurred;  provided, however, that such distribution may be made  earlier,  including  within  the  calendar  year for which the excess
deferral  occurred.   The  amount  of  income  or  loss  allocable  to  the
distribution of the excess deferral is determined by multiplying the amount of income or loss allocable to the  contributions  made to the Plan for the calendar year during which the excess  occurred (or if earlier,  the income or loss for such  contributions as of the Valuation Date immediately  prior to the  distribution)  by a fraction whose numerator is the excess deferral for such  Member  and whose  denominator  is the sum of such  Member's  Tax
Deferred Account balance as of the beginning of the calendar year for which the excess deferral occurred and the amount of such Member's  contributions under this Section 6.1 for that calendar year (or if earlier, the amount of such  contributions  as of the  Valuation  Date  immediately  prior  to the distribution).  Excess  deferrals  distributed  shall  first  come from any
Supplemental  Contributions made under this Section 6.1 during the calendar year for which the excess deferral  occurred and, if there are still excess
deferrals   to  be   distributed   after   exhausting   such   Supplemental
Contributions,  then the remaining  portion of the distribution  shall come from the Member's  Basic  Contributions  under this Section 6.1 made during such calendar year,  provided,  that notwithstanding any other provision of the  Plan  to  the  contrary,  the  amount  of  any  Participating  Company contributions  related to any such Basic  Contributions  shall be forfeited and used to reduce the amount of Participating  Company  contributions that would otherwise be required.  Notwithstanding anything to the contrary, if, during the calendar year for which an excess deferral is made, a Member who would otherwise  receive a distribution of such an excess deferral with its allocable share of income or loss receives a distribution of all of his Tax
Deferred  Account,  such  distribution  shall  be  deemed  to  have  been a distribution  of such Member's  excess  deferral and its allocable share of income or loss.
         (b) Catch-Up Contributions. Effective for contributions made after
December 31, 2001,  Members who will be at least age 50 before the close of the applicable  Plan Year shall be able to make catch-up  contributions  in accordance  with, and subject to the  limitations  of, Code section 414(v).
Such catch-up contributions shall not be taken into account for purposes of the  provisions  of the  Plan  implementing  the  required  limitations  of sections  402(g)  and 415 of the Code.  The Plan  shall not be  treated  as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as
applicable,  by reason of the making of such  catch-up  contributions.  The
Sponsoring  Company  shall  prescribe  administrative  procedures  that  it considers to be  convenient  to facilitate  catch-up  contributions.  These procedures may be changed from time to time.
         6.2  Change or  Suspension/Resumption  of Salary  Reduction  Rate.
Subject to Sections 3.1(b),  5.1 and 6.1 of the Plan, a Member may elect to change the amount of his contributions  being allocated to his Tax Deferred
Account,  in amounts  equal to one or more whole  percentage  points of his
Compensation   (including  changes  to  or  from  0%),  by  following  such administrative  procedures as may be prescribed by the Sponsoring  Company, from time to time,  and any such change shall be effective  with respect to the  first  paycheck  for such  Member  issued  for the  first  pay  period beginning after the Sponsoring Company records such change.
         6.3 Automatic Suspension or Discontinuance of Salary Reduction. If
a Member  ceases to be an Employee,  or otherwise  ceases to be eligible to participate  pursuant  to the terms of  Article  3 of the  Plan,  his Basic
Contributions  and  Supplemental  Contributions,  that were  being made and allocated  pursuant  to the  terms  of this  Article  6, if any,  shall  be automatically  discontinued.
If a Member elects to make a hardship  withdrawal  from his Account and Tax
Deferred Account, if any, pursuant to the provisions of Section 12.3 of the
Plan, such Member's Basic  Contributions  and  Supplemental  Contributions,
that were being made and allocated pursuant to the terms of this Article 6, if any,  shall be  automatically  discontinued  effective  for  payments of
Compensation  first  occurring  for the pay period of such Member after the
Sponsoring Company records such withdrawal. The automatic discontinuance of contributions  resulting from a hardship withdrawal shall last for a period of 12 calendar  months,  starting with the first calendar month  coincident with or next following the automatic discontinuance of contributions. After
the  expiration  of  this  12  calendar  month  period,   the  Member  must
affirmatively elect to resume  contributions  pursuant to the provisions of
Section 5.2 and/or Section 6.2 of the Plan. The 12-month  suspension period described  in the  foregoing  shall be  changed  to 6 months  for  hardship distributions made after December 31, 2001.
In no event shall the Actual Deferral Percentage for the Highly Compensated
Eligible Employees exceed the greater of (i) the Actual Deferral Percentage for the Non-Highly  Compensated  Eligible Employees  multiplied by 1.25; or
(ii) the lesser of (A) the Actual  Deferral  Percentage  for the Non-Highly
Compensated  Eligible  Employees  plus  2.00,  or (B) the  Actual  Deferral
Percentage for the Non-Highly  Compensated Eligible Employees multiplied by
2 (hereinafter called the "actual deferral percentage test").  However, the amount of any  excess  deferrals  under  Section  6.1 for a  calendar  year
attributable  to  Non-Highly   Compensated   Eligible  Employees  shall  be
disregarded  and  excluded  from the  computation  of the  actual  deferral percentage test for the Plan Year in which such excess deferrals  occurred, and, for this purpose, such excess deferrals shall be deemed to be the last contributions  made during the calendar year in which such excess deferrals occurred, going backwards,  until the contributions so determined equal the amount of the excess deferral for any such Employee. The Sponsoring Company may,  without  notice  to any  Member,  discontinue  the  salary  reduction contributions  of any one or more Highly  Compensated  Employees  when such discontinuance  is  deemed  necessary  or  advisable  to  establish  and/or preserve the Plan as qualified  under the  provisions of Section 401(a) and
Section 401(k) of the Code. To the extent  permitted by regulations  issued by the Secretary of the Treasury of the United States or his delegate, such discontinuance  by the Sponsoring  Company may be retroactive  and/or be by
way  of  reclassification  of  Member   contributions   and/or  by  way  of
distributions   to  Members.   If  salary   reduction   contributions   are
discontinued  pursuant  to the  terms  of this  Section  6.3,  the  payroll deductions which were related to such  contributions  shall continue at the same rate for each affected Member, and such contributions,  from and after the date of such  discontinuance,  shall be deemed to be contributions made under and  subject  to the  provisions  of Article  5,  including,  but not limited to, the limitations  applicable to such contributions under Section
5.4 of the Plan.  If the  Sponsoring  Company  determines  to allow  salary reduction  contributions to resume for any or all of the Highly Compensated
Eligible Employees,  the rate of the contributions being made as of the day prior to such resumption  which related to the original  discontinuance  of the  salary  reduction  contributions  shall  cease  to be made  under  the provisions  of  Article  5 and  shall,  from  and  after  the  date of such resumption,  be made  under the terms of this  Article 6 at a rate for each
Member  equal to the  lesser of the rate at which such  contributions  were being  made  prior  to  their  prior  discontinuance  or  such  rate  as is prescribed by the Sponsoring Company, pursuant to the terms of this Section
6.3.  Notwithstanding  anything  to  the  contrary  contained  herein,  the following actions may be taken by the Sponsoring Company, without notice to any Member,  in the event that the actual  deferral  percentage test is not satisfied for the Plan Year. In such event,  the amount by which the salary reduction  contributions  for such Plan Year which are allocated to the Tax
Deferred  Accounts of Highly  Compensated  Eligible  Employees  exceeds the maximum  amount of such  contributions  that  could have been made for such
Plan Year to  satisfy  the actual  deferral  percentage  test  (hereinafter
"excess contributions") shall be distributed, with their allocable share of income or loss, to the Highly Compensated  Eligible Employees by the end of
the  following  Plan Year,  as  determined  for each such  Employee  in the following  described manner.  To determine the total excess  contributions, the actual deferral ratios (which is for each Highly  Compensated  Eligible
Employee the ratio of salary reduction  contributions  allocated to his Tax
Deferred  Account  for the  Plan  Year to his  Actual  Deferral  Percentage
Compensation  for  the  Plan  Year)  of  the  Highly  Compensated  Eligible
Employees  for  such  Plan  Year are  reduced,  beginning  with the  Highly
Compensated  Eligible Employee(s) having the highest actual deferral ratio, in succession,  until each such actual deferral ratio is reduced to no more than the greater of the following --
                  (1)      the particular  actual  deferral ratio resulting
                           in the Actual Deferral Percentage for the Highly
                           Compensated  Eligible  Employees  that satisfies
                           the actual deferral percentage test,  calculated
                           under the  formula of [ (M x T) - S ] / N, where
                           M  is  the  maximum  allowable  Actual  Deferral
                           Percentage for the Highly  Compensated  Eligible
                           Employees  ,  based  upon  the  Actual  Deferral
                           Percentage   of   the   Non-Highly   Compensated
                           Eligible  Employees for such Plan Year, T is the
                           total  number  of  Highly  Compensated  Eligible
                           Employees for the Plan Year, S is the sum of the
                           actual deferral ratios of the Highly Compensated
                           Eligible  Employees  who do not have the highest
                           actual  deferral  ratio for the Plan Year, and N
                           is the  number  of Highly  Compensated  Eligible
                           Employees   who  do  have  the  highest   actual
                           deferral ratio for the Plan Year; or
                  (2)      the   actual   deferral   ratio  of  the  Highly
                           Compensated  Eligible  Employee(s) with the next
                           highest  actual  deferral  ratio;  until no such
                           Highly  Compensated  Eligible  Employee's actual
                           deferral  ratio  for the Plan Year  exceeds  the
                           highest permitted such ratio for such Plan Year.
                  The  amount  of  the  total  excess  contributions  to be
                  distributed to a particular Highly  Compensated  Eligible
                  Employee for the Plan Year is determined by starting with
                  the  Highly   Compensated   Eligible  Employee  with  the
                  greatest   amount  of  salary   reduction   contributions
                  allocated to his Tax Deferred  Account for such Plan Year
                  and reducing the amount of such contributions to the next
                  highest  amount  of  such   contributions  for  a  Highly
                  Compensated   Eligible   Employee   and   continuing   in
                  descending order until all the excess  contributions have
                  been so allocated and distributed.  For this purpose, the
                  highest amount of such  contributions is determined after
                  the  distribution of any excess  contributions.  However,
                  the  excess   contributions  so  allocated  to  a  Highly
                  Compensated Eligible Employee cannot exceed the amount of
                  salary reduction contributions actually allocated to such
                  Highly  Compensated   Eligible  Employee's  Tax  Deferred
                  Account for the Plan Year,  and are reduced by the amount
                  of any  previously  distributed  excess  deferrals  under
                  Section  6.1  attributable  to  such  Plan  Year.  Excess
                  contributions   distributed   to  a  Highly   Compensated
                  Eligible  Employee  for a Plan Year shall first come from
                  any Supplemental  Contributions made by such Employee and
                  allocated to his Tax Deferred  Account for such Plan Year
                  and,  if  there  are  still  excess  contributions  to be
                  distributed after exhausting such Employee's Supplemental
                  Contributions,   then  the   remaining   portion  of  the
                  distribution   shall  come  from  such  Employee's  Basic
                  Contributions  that were  allocated  to his Tax  Deferred
                  Account    for   such   Plan   Year,    provided,    that
                  notwithstanding  any other  provision  of the Plan to the
                  contrary,   the  amount  of  any  Participating   Company
                  contributions  related  to any such  Basic  Contributions
                  shall be  forfeited  and used to  reduce  the  amount  of
                  Participating  Company contributions that would otherwise
                  be required.  The amount of allocable income or loss that
                  is  added  to a Highly  Compensated  Eligible  Employee's
                  distribution  of  excess  contributions  is  equal to the
                  income  or  loss   allocable  to  the  salary   reduction
                  contributions  for the Plan Year multiplied by a fraction
                  whose numerator is the excess contributions  allocated to
                  the Highly  Compensated  Eligible  Employee  for the Plan
                  Year and whose  denominator is the sum of such Employee's
                  Tax  Deferred  Account on the first day of such Plan Year
                  and the salary reduction contributions under allocated to
                  his  Tax   Deferred   Account   for   such   Plan   Year.
                  Notwithstanding  anything to the contrary, if, during the
                  Plan  Year for which an excess  contribution  is made,  a
                  Highly Compensated  Eligible Employee who would otherwise
                  be allocated a share of such excess contribution with its
                  allocable share of income or loss receives a distribution
                  of all of his Tax  Deferred  Account,  such  distribution
                  shall  be  deemed  to have  been a  distribution  of such
                  Employee's  share  of the  excess  contribution  and  its
                  allocable share of income or loss.

                                 ARTICLE 7
                    PARTICIPATING COMPANY CONTRIBUTIONS
         7.1      Participating Company Contributions.
         (a)  Prior to July 1,  2003.  The  Participating  Companies  shall contribute  to the  Trust,  in cash or in kind,  on behalf of each
         Member for whom there are Member Basic  Contributions,  the amount derived from the following table:
--------------------------------------------------------------- -------------------------------------------------------------
                           Column 1                                                       Column 2
       Successive Levels of Member Basic Contributions, as a      Participating Company Contributions as a Percentage of each
            Percentage of Compensation, to which Levels of                Level of Member Basic Contributions in Column 1
              Participating Company Contributions Relate
--------------------------------------------------------------- -------------------------------------------------------------
            1. at least 1% and not greater than 2%                                        1. 110%
--------------------------------------------------------------- -------------------------------------------------------------
            2. at least 3% and not greater than 4%                                        2. 100%
--------------------------------------------------------------- -------------------------------------------------------------

         Any forfeitures  under the Plan shall be used to reduce the amount of the Participating Companies' contributions that would otherwise be contributed  under this Section 7.1. The  determination  of the amount of the aggregate  Participating Company contributions,  and the payment thereof,  for each payment of Compensation for which a contribution  is to be made  shall be made as soon as  practicable after the payment of such Compensation,  as arranged, from time to time, between the Sponsoring  Company and the Trustee.  Subject to the  limitations  of Section 7.2 and Section 7.3 of the Plan,  the
         Participating  Company  contributions  made  with  regard  to each
         Member's  Basic  Contributions  shall  be  allocated  between  the
         Account and  Restricted  Company Match Account of each such Member for  the  period  for  which  such  allocation  is  being  made as determined under the following table:

-------------------------------- ------------------------------ ------------------------------ ------------------------------
           Column 1                        Column 2                       Column 3                       Column 4
 Member Basic Contributions in       Participating Company        Portion of Participating       Portion of Participating
 1 Percentage Point Increments   Contributions for each $1 of     Company Contributions in       Company Contributions in
                                  Member Basic Contributions      Column 2 Allocated to the      Column 2 Allocated to the
                                          in Column 1                 Member's Account          Member's Restricted Company
                                                                                                       Match Account
-------------------------------- ------------------------------ ------------------------------ ------------------------------
1.            first 1% of                  1. $1.10                       1. $ .30                       1. $ .80
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
2.            second 1% of                 2. $1.10                       2. $ .30                       2. $ .80
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
3.            third 1% of                  3. $1.00                       3. $ .30                       3. $ .70
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
4.            fourth 1% of                 4. $1.00                       4. $ .30                       4. $ .70
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------

         Each Participating  Company's share of the aggregate Participating
         Company  contributions  for any period for which an  allocation is made  shall  equal  the sum of the  allocations  pursuant  to this
         Section 7.1 of such aggregate  Participating Company contributions to the  Accounts  of the Members  employed  by such  Participating
         Company  during such period.
         (b) After June 30,  2003.  Effective  with  respect to an eligible
         Member's Basic  Contributions  made to the Plan from  Compensation received after June 30, 2003, the  Participating  Companies  shall contribute  to the  Trust,  in cash or in kind,  on behalf of each
         Member for whom there are Member Basic  Contributions,  the amount derived from the following table:

--------------------------------------------------------------- -------------------------------------------------------------
                           Column 1                                                       Column 2
    Successive Levels of Member Basic Contributions, as a       Participating Company Contributions as a Percentage of each
            Percentage of Compensation, to which Levels of                 Level of Member Basic Contributions in Column 1
              Participating Company Contributions Relate
--------------------------------------------------------------- -------------------------------------------------------------
            1. at least 1% and not greater than 5%                                        1. 100%
--------------------------------------------------------------- -------------------------------------------------------------

         Any forfeitures  under the Plan shall be used to reduce the amount of the Participating Companies' contributions that would otherwise be contributed  under this Section 7.1. The  determination  of the amount of the aggregate  Participating Company contributions,  and the payment thereof,  for each payment of Compensation for which a contribution  is to be made  shall be made as soon as  practicable after the payment of such Compensation,  as arranged, from time to time, between the Sponsoring  Company and the Trustee.  Subject to the  limitations  of Section 7.2 and Section 7.3 of the Plan,  the
         Participating  Company  contributions  made  with  regard  to each
         Member's Basic  Contributions shall be allocated to the Account of each such Member for the period for which such allocation is being made  with a portion  of such  contribution  invested  in Fund A -
         Ashland Common Stock Fund and the remainder  invested  pursuant to the Member's  investment  election for contributions of the Member under Articles 5 and 6 as determined under the following table:

-------------------------------- ------------------------------ ------------------------------ ------------------------------
           Column 1                        Column 2                       Column 3                       Column 4
 Member Basic Contributions in       Participating Company        Portion of Participating       Portion of Participating
 1 Percentage Point Increments   Contributions for each $1 of     Company Contributions in       Company Contributions in
                                  Member Basic Contributions      Column 2 Allocated to the     Column 2 Invested on behalf
                                          in Column 1                 Member's Account           of the Member in Fund A -
                                                                                                 Ashland Common Stock Fund
-------------------------------- ------------------------------ ------------------------------ ------------------------------
1.            first 1% of                  1. $1.0 0                      1. $ .40                       1. $ .60
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
2.            second 1% of                 2. $1.00                       2. $ .40                       2. $ .60
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
3.            third 1% of                  3. $1.00                       3. $ .40                       3. $ .60
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
4.            fourth 1% of                 4. $1.00                       4. $ .40                       4. $ .60
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------
5.            fifth 1% of                  5. $1.00                       5. $ .40                       5. $ .60
            Compensation
-------------------------------- ------------------------------ ------------------------------ ------------------------------

         Each Participating  Company's share of the aggregate Participating
         Company  contributions  for any period for which an  allocation is made  shall  equal  the sum of the  allocations  pursuant  to this
         Section 7.1 of such aggregate  Participating Company contributions to the  Accounts  of the Members  employed  by such  Participating
         Company during such period.

         7.2      Limitation on Annual Additions.
         (a)      Notwithstanding  any other provision of the Plan, the sum
                  of the Annual  Additions  (as  hereinafter  defined) to a
                  Member's   Account  and  Tax   Deferred   Account  for  a
                  Limitation  Year (as defined in Section 7.4) ending after
                  January  1, 1984  shall not  exceed  the  lesser  of: (i)
                  $30,000 as  adjusted  under  Section  415(d) of the Code,
                  determined as of the applicable  Limitation Year; or (ii)
                  25% of such Member's  Limitation  Year  Compensation  (as
                  defined in Section 7.4).  Effective for Limitation  Years
                  beginning  after  December 31, 2001,  the sum of the said
                  Annual  Additions  shall not exceed  (except as otherwise
                  allowed  under Code  section  414(v))  the lesser of: (i)
                  $40,000 as  adjusted  under  Section  415(d) of the Code,
                  determined as of the applicable  Limitation Year; or (ii)
                  100% of such Member's  Limitation Year  Compensation  (as
                  defined in Section  7.4).  The  limitation in each clause
                  (ii)  above   shall  not  apply   with   respect  to  any
                  contributions for medical benefits (within the meaning of
                  Section  419A(f)(2)  of the Code) after  separation  from
                  service which are otherwise treated as an Annual Addition
                  or to any amount otherwise  treated as an Annual Addition
                  under  Section  415(l)  of  the  Code.  The  term  Annual
                  Additions to a Member's  Account for any Limitation  Year
                  shall mean the sum of:
                  (1)      such  Member's  allocable  share  of  the  total
                           aggregate  Participating  Company  contributions
                           for the Plan Year ending within such  Limitation
                           Year;
                  (2)      amounts  allocated  under  Section  6.1 to  such
                           Member's Tax Deferred  Account for the Plan Year
                           ending within such  Limitation  Year (other than
                           excess  deferrals  distributed  to the Member by
                           April  15 of the  calendar  year  following  the
                           calendar year during which such excess  deferral
                           arose);
                  (3)      the  amount  of  such   Member's   total   Basic
                           Contributions and Supplemental  Contributions to
                           his account for the Plan Year ending within such
                           Limitation    Year    (other    than    rollover
                           contributions, repayments of loans or of amounts
                           described in Section 411(a)(7)(B) of the Code in
                           accordance   with  the   provisions  of  Section
                           411(a)(7)(C) of the Code,  repayments of amounts
                           described in Section  411(a)(3)(D)  of the Code,
                           direct   transfers   between   qualified  plans,
                           deductible  employee  contributions  within  the
                           meaning of  Section  72(o)(5)  of the Code;  and
                           salary  reduction  contributions to a simplified
                           employee  pension plan which are excludable from
                           gross  income  under  Section  408(k)(6)  of the
                           Code);
                  (4)      amounts  allocated,  in  years  beginning  after
                           March 31, 1984, to an individual medical benefit
                           account,  as defined in Section 415(l)(2) of the
                           Code,  which is part of a defined  benefit plan;
                           and
                  (5)      amounts  derived  from   contributions  paid  or
                           accrued  after  December  31,  1985,  in taxable
                           years   ending   after  such  date,   which  are
                           attributable to post-retirement medical benefits
                           allocated  to  the  separate  account  of a  key
                           employee,  as defined in Section  419A(d)(3)  of
                           the Code,  under a  welfare  benefits  fund,  as
                           defined   in   Section   419(e)   of  the  Code,
                           maintained  by a  Participating  Company  or  an
                           Affiliated Company.
         Except as provided in (2) of this paragraph (a), excess deferrals,
         excess  contributions  and  excess  aggregate   contributions  are
         included as Annual  Additions  for the  Limitation  Year for which they are  allocated  to an  account.
         (b)      In the  event  that it is  determined  that,  but for the
                  limitations  contained in  paragraph  (a) of this Section
                  7.2, the Annual  Additions to a Member's  Account and Tax
                  Deferred  Account  for any  Limitation  Year  would be in
                  excess of the limitations  contained herein,  such Annual
                  Additions  shall be reduced to the  extent  necessary  to
                  bring  such  Annual   Additions   within  the  limitation
                  contained  in  paragraph  (a) of this  Section 7.2 in the
                  following order:
                  (1)      Any  employee  contributions  by a Member to his
                           Account   which  are  included  in  such  Annual
                           Additions  shall  be  returned  to  such  Member
                           together  with  any  gain  attributable  to such
                           returned  employee   contributions   unless  the
                           return  of  employee  contributions  under  this
                           sub-paragraph  (1) results in  discrimination in
                           favor of employees of the Sponsoring Company, or
                           other  Participating  Company  which  is  not an
                           Affiliated  Company of the  Sponsoring  Company,
                           who are officers or highly compensated;
                  (2)      If there are no such employee contributions, or,
                           if  such   employee   contributions   cannot  be
                           returned  or are not  sufficient  to reduce such
                           Annual  Additions to the  limitations  contained
                           herein, to the extent permitted by the Code and/
                           or regulations issued thereunder,  contributions
                           allocated  to a Member's  Tax  Deferred  Account
                           which  are  included  in such  Annual  Additions
                           shall be paid to such Member  together  with any
                           gain attributable to such contributions;
                  (3)      If there  are no such  allocations,  or, if such
                           allocations cannot be paid to such Member or are
                           not  sufficient to reduce such Annual  Additions
                           to  the  limitations   contained  herein,   such
                           Member's   allocable   share  of  the  aggregate
                           Participating Company contributions for the Plan
                           Year ending within such Limitation Year shall be
                           reduced.
         (c)      To the extent that the amount of any  Member's  allocable
                  share   of   the    aggregate    Participating    Company
                  contributions   is   reduced  in   accordance   with  the
                  provisions  of  paragraph  (b) of this  Section  7.2, the
                  amount  of  such   reductions   shall  be  treated  as  a
                  forfeiture  under the Plan and shall be applied to reduce
                  Participating  Company  contributions  made or to be made
                  after the date on which such reduction arose or, if there
                  are no such contributions  made, shall be returned to the
                  Participating Companies.
         7.3 Limitation on Annual Additions for Participating  Companies or
Affiliated  Companies  Maintaining Other Defined Contribution Plans. In the
event that any Member of this Plan is a participant under any other Defined
Contribution Plan (as defined in Section 7.4) maintained by a Participating
Company or an Affiliated  Company  (whether or not  terminated),  the total amount of Annual Additions to such Member's accounts under all such Defined
Contribution  Plans shall not exceed the  limitations  set forth in Section
7.2; provided, however, if any such Defined Contribution Plan is subject to a special limitation in addition to, or instead of, the regular limitations described in Sections  415(b) and 415(c) of the Code:  (i) the total amount of Annual  Additions to such  Member's  Account,  Tax Deferred  Account and
Restricted  Company  Match Account in this Plan (only) shall not exceed the limitations set forth in Section 7.2, (ii) the combined limitations for all such Defined  Contribution  Plans (including this Plan) shall be the larger of such special  limitation or the limitations set forth in Section 7.2 and
(iii) if any such other Defined  Contribution Plan is a tax credit employee stock ownership plan under which the amount  allocated to such Member for a
Limitation  Year is equal to the  limitation  set forth in Section  7.2, no part of the total aggregate  Participating  Company  contributions for such
Limitation  Year may be allocated to such Member under this Plan.  If it is determined  that as a result of the  limitations  set forth in this Section
7.3 the Annual  Additions to a Member's  Account,  Tax Deferred Account and
Restricted  Company  Match  Account  in this  Plan  must be  reduced,  such reduction  shall be  accomplished  in  accordance  with the  provisions  of
Section 7.2.
         7.4  Definitions  Relating to Annual  Additions  Limitations.  For
purposes of Section 7.2,  Section 7.3 and this  Section 7.4, the  following definitions  shall apply:
         (a)      "Retirement  Plan"  shall  mean (i) any  profit  sharing,
                  pension or stock bonus plan described in Sections  401(a)
                  and 501(a) of the Code,  (ii) any annuity plan or annuity
                  contract  described  in Sections  403(a) or 403(b) of the
                  Code, (iii) any qualified bond purchase plan described in
                  Section   405(a)  of  the  Code,   (iv)  any   individual
                  retirement  account,  individual  retirement  annuity  or
                  retirement bond described in Sections  408(a),  408(b) or
                  409(a)  of the  Code  and  (v)  any  simplified  employee
                  pension.
         (b)      "Defined  Contribution  Plan" shall mean (i) a Retirement
                  Plan which  provides for an  individual  account for each
                  participant  therein and for benefits based solely on the
                  amount contributed to the participant's  account, and any
                  income,  expenses,  gains and losses, and any forfeitures
                  of accounts of other  participants which may be allocated
                  to such  participant's  account and (ii) mandatory and/or
                  voluntary  employee  contributions  to a defined  benefit
                  plan to the extent of such employee contributions.
         (c)      "Limitation Year" shall mean the Plan Year.
         (d)      "Limitation  Year  Compensation"  shall mean the Member's
                  wages, salaries,  fees for professional service and other
                  amounts received for personal  services actually rendered
                  in  the  course  of  employment  with  the  Participating
                  Companies and  Affiliated  Companies  during a Limitation
                  Year  including,  but not  limited to,  commissions  paid
                  salesmen,  compensation  for  services  on the basis of a
                  percentage  of  profits,  and  bonuses.  Limitation  Year
                  Compensation  shall  not  include  deferred  compensation
                  amounts (other than amounts received by a Member pursuant
                  to an  unfunded  non-qualified  plan  in  the  year  such
                  amounts are  includable in the gross income of the Member
                  for federal income tax purposes);  amounts allocated to a
                  Member's Tax Deferred Account,  provided,  however,  that
                  such  amounts  shall  be  included  as  Limitation   Year
                  Compensation in Limitation Years beginning after December
                  31,   1997;   allowances   paid  by  reason  of   foreign
                  assignment;   amounts   realized  from  the  exercise  of
                  non-qualified  stock options or when restricted stock (or
                  property) held by a Member becomes freely transferable or
                  is no longer subject to a substantial risk of forfeiture;
                  amounts  realized  from  the  sale,   exchange  or  other
                  disposition  of stock  acquired  under a qualified  stock
                  option;  and other  amounts  which  receive  special  tax
                  benefits.  Notwithstanding  anything in the  foregoing to
                  the contrary,  effective for Limitation  Years  beginning
                  after December 31, 1997,  elective  deferrals pursuant to
                  Code  sections 125 or 457 shall be included as Limitation
                  Year   Compensation.   Effective  for  Limitation   Years
                  beginning  after  December 31, 2000,  elective  deferrals
                  pursuant to Code section 132(f)(4) shall also be included
                  in Limitation Year Compensation. Effective for Limitation
                  Years  beginning  on  and  after  October  1,  1994,  the
                  applicable annual compensation limit becomes $150,000 and
                  adjustments  thereto  shall only be made in increments of
                  $10,000,  rounded  down to the next  lowest  multiple  of
                  $10,000,  in such manner as  determined  by Code  section
                  415(d) from time to time.  Effective for Limitation Years
                  beginning on and after  January 1, 2002,  the  applicable
                  annual    compensation   limit   becomes   $200,000   and
                  adjustments  thereto  shall only be made in increments of
                  $5,000  rounded  down  to the  next  lowest  multiple  of
                  $5,000,  in such  manner as  determined  by Code  section
                  415(d) from time to time.

                                 ARTICLE 8
                        INVESTMENT OF CONTRIBUTIONS
         8.1  Investment  Funds.  The Trust Fund shall be  invested  by the
Trustee in such investment  funds as may be agreed upon, from time to time, between the Trustee and the Sponsoring Company, as provided in Section 4 of the trust agreement between the Sponsoring  Company and the Trustee,  dated as of October 1, 1995 and as it may be amended  thereafter,  including  all attachments and exhibits  appended  thereto,  all of which are incorporated herein by reference  and made a part  hereof.,  Any  provision of the trust agreement so  incorporated  that is in conflict with a provision  regarding the investment  funds contained herein shall supercede and control over the conflicting provision contained herein. Among the investment funds that the
Trustee and the Sponsoring Company may agree to make available for Members'
investment elections is the following:
         (a)      Fund  A -  Ashland  Common  Stock  Fund  shall  be a fund
                  consisting  of  common  stock of the  Sponsoring  Company
                  contributed  by one or more  Participating  Companies  or
                  purchased by the Trustee (i) on the open market;  (ii) by
                  the exercise of stock rights; (iii) through participation
                  in any dividend  reinvestment  program of the  Sponsoring
                  Company,  including any such program  which  involves the
                  direct issuance or sale of common stock by the Sponsoring
                  Company (if no commission is charged with respect to such
                  direct  issuance  or sale);  or (iv) from the  Sponsoring
                  Company  whether  in  treasury  stock or  authorized  but
                  unissued stock.  Stock purchased by the Trustee  pursuant
                  to  clause  (iii) of this  paragraph  (a) shall be valued
                  pursuant to such dividend  reinvestment program and shall
                  be  purchased  in  accordance  with all of the  terms and
                  conditions  of  such  program.  Stock  contributed  by  a
                  Participating   Company  or   purchased  by  the  Trustee
                  pursuant  to clause (iv) of this  paragraph  (a) shall be
                  valued at the closing price of such stock on the New York
                  Stock  Exchange   composite  tape  for  the  trading  day
                  immediately  preceding  the date on which  such  stock is
                  contributed or sold to the Plan; provided,  however, that
                  effective  on and after  April 1,  1996,  stock  acquired
                  pursuant  to clause (iv) of this  paragraph  (a) shall be
                  valued at the closing price of such stock on the New York
                  Stock  Exchange  at 4:00 PM for the date as of which such
                  stock is  contributed  or sold to the  Plan and  provided
                  further,  that any such stock so contributed  shall be in
                  whole  shares  only.  In no event shall a  commission  be
                  charged  with  respect to a purchase  pursuant  to clause
                  (iv).  The  Trustee  may,  to the  extent it is  mutually
                  agreed upon by the Trustee  and the  Sponsoring  Company,
                  maintain  a portion of the  investment  in Fund A in cash
                  and/or cash equivalents,  in accordance with the terms of
                  the trust  agreement,  for the purpose of fund  liquidity
                  and   to   accommodate   distributions.   Notwithstanding
                  anything in the Plan to the contrary,  effective  January
                  1, 2000,  if there is a stock  dividend of shares of Arch
                  Coal,  Inc.  paid with respect to amounts held in Fund A,
                  the Ashland Common Stock Fund, and on amounts held in the
                  Restricted  Company Match  Accounts,  such stock dividend
                  shall be allocated to an  investment  fund  maintained in
                  the  Plan,  which  may  be  a  separately  accounted  for
                  subdivision  of Fund A,  hereinafter  referred  to as the
                  Arch Coal  Investment  Fund,  to hold each  Member's  and
                  Beneficiary's allocable share of such stock dividend. The
                  terms of the Arch Coal  Investment  Fund  shall not allow
                  any Member or Beneficiary to transfer  additional amounts
                  thereto, but,  nevertheless,  shall provide that any cash
                  dividends paid on such stock dividend  allocated  thereto
                  be used to  acquire  additional  amounts  of such  stock.
                  Additionally,  Members and Beneficiaries having interests
                  invested in the Arch Coal  Investment  Fund shall be able
                  to direct the Trustee  regarding the voting of the shares
                  of stock  represented by the said  investment  therein in
                  the same  manner as  prescribed  in  Section  15.6 and in
                  Article 23 of the Plan.  Effective  January 1, 2003,  the
                  investments  in the  Restricted  Company  Match  Accounts
                  shall be merged into and become a part of this Fund A.
         8.2 Allocation of Contributions to Funds. A Member's contributions made under Articles 5 and 6 of the Plan and the Member's allocable share of the aggregate Participating Company contributions that are not allocated to initial  investment in Fund A - Ashland Common Stock Fund under Section 7.1 of the  Plan  shall  be  invested  in one of more of the  investment  Funds provided from time to time in the trust agreement, as elected by the Member pursuant to Article 4 or as subsequently changed in accordance with Section
8.3. The amount so elected to be invested by a Member in a particular  Fund cannot be less than 5% of the total of the contributions to be invested and must otherwise be expressed in whole  percentage point  increments,  unless
otherwise   specified  under   administrative   rules  promulgated  by  the
Sponsoring  Company.  An account shall be established for each Member under each  Fund to which  contributions  on  behalf  of such  Member  have  been allocated and a separate account shall be established  under each such Fund in respect of any salary  reduction  contributions  under  Article 6 of the
Plan.  Additionally,  each Member's contributions  allocated to his Account before 1987 which consisted of after-tax contributions of such Member shall be separately accounted for. Effective January 1, 2000, the income,  gains, losses and dividends  payable on any stock dividends paid in shares of Arch
Coal, Inc. with respect to Members' and  Beneficiaries'  holdings in Fund A and in the  Restricted  Company Match  Accounts  which are allocated to the
Arch Coal Investment Fund interests of such Members and  Beneficiaries,  as described in Section 8.1(a) of the Plan,  shall  automatically be allocated to the  Arch  Coal  Investment  Fund  interests  of all  such  Members  and
Beneficiaries,  with  the  amount  of  any  such  dividends  reinvested  in additional  shares of Arch  Coal,  Inc.  stock.  The  reinvestment  of such dividends  payable on the Arch Coal, Inc. stock  investments shall occur at such time and in such manner as determined by the Trustee.
         8.3 Change in Investment Options. A Member may elect to change his investment  option or options for future  contributions  by following  such administrative  procedures as may be prescribed by the Sponsoring  Company, from time to time,  and any such change shall be effective  with respect to the  first  paycheck  for such  Member  issued  for the  first  pay  period beginning after the Sponsoring Company records such change. While a portion of the Participating  Company contribution made with respect to a Member is initially  invested in Fund A - Ashland  Common Stock Fund as prescribed in
Section 7.1 of the Plan,  the Member may elect to change the  investment of such  contribution  at any time after the  allocation of it to the Fund A -
Ashland  Common  Stock  Fund.  Notwithstanding  anything in the Plan to the contrary,  no  Member  may  elect  to have  any  portion  of such  Member's contributions or the Participating  Company contributions made on behalf of such Member allocated to the Member's  investment (if any) in the Arch Coal
Investment Fund.
         8.4   Transfer   Between   Investment   Funds.   Subject  to  such
administrative  procedures as may be prescribed by the Sponsoring  Company, from time to time,  and subject to any  requirements  regarding the minimum amount  that a Member  may be able to  direct  to be  transferred  from one investment Fund to another as may be prescribed,  from time to time, by the
Sponsoring Company and the Trustee, a Member may elect to transfer all or a portion  of his  Account  and Tax  Deferred  Account  invested  in any Fund available  under  the  trust  agreement  to or among any one or more of the other such Funds by following such  administrative  procedures for the same as  may be  prescribed  by the  Sponsoring  Company,  from  time  to  time, generally to be  effective no later than the end of the next day  following the day on which such investment transfer is recorded on the records of the
Trustee and on which the New York Stock  Exchange is open.  Notwithstanding anything in the Plan to the contrary, no Member or Beneficiary may elect to have any portion of such person's other investments in the Plan transferred to such  person's  investment  (if any) in the Arch Coal  Investment  Fund.
Nevertheless,  Members and  Beneficiaries may elect to have their interests in the Arch Coal Investment Fund transferred to other available  investment options  under  the  Plan  on the  same  terms  and  conditions  that  such investment  transfers  may be made among  other  investment  options in the
Plan.
         8.5      Trustee to Trustee Transfers.
         (a)      PAYSOP Termination. In connection with the termination of
                  the portion of the Ashland Inc. PAYSOP, effective January
                  31,  1991,  the Plan shall  accept  direct  transfers  of
                  shares  of common  stock of the  Sponsoring  Company  for
                  investment in Fund A hereunder,  valued as of the date of
                  such  transfer  under the  rules  applicable  under  such
                  PAYSOP,  with  respect to  Employees  who are eligible to
                  participate in the Plan. Except for purposes of the rules
                  for  determining  the  amount of and the  limitations  on
                  Participating  Company contributions under Articles 7 and
                  24 of the Plan, such direct  transfers of shares shall be
                  treated  in the  same  manner  as  Participating  Company
                  contributions  made  to  the  Plan  with  respect  to  an
                  Employee.
         (b)      LESOP  Diversification.  In connection with the making of
                  investment  directions  under  Section 7.5 of the Ashland
                  Inc.  Leveraged  Employee Stock  Ownership Plan, the Plan
                  shall accept  direct  transfers of shares of common stock
                  of  the  Sponsoring  Company  for  investment  in  Fund A
                  hereunder,  and  for  allocation  to the  Account  of the
                  Member who directed that such transfer be made, valued as
                  of the date of such transfer  under the rules  applicable
                  under such plan.  Except  for  purposes  of the rules for
                  determining   the  amount  of  and  the   limitations  on
                  Participating  Company contributions under Articles 7 and
                  24 of the Plan, such direct  transfers of shares shall be
                  treated  in the  same  manner  as  Participating  Company
                  contributions  made to the Plan with  respect to a Member
                  and allocated to such Member's Account.
         (c)      Subject   to   the    satisfaction   of   the   following
                  requirements,  a Member may make a voluntary and informed
                  election directing that his entire vested Account and Tax
                  Deferred Account be transferred directly from the Trustee
                  of this Plan to the trustee of another plan  ("transferee
                  plan") which is  qualified  under  Section  401(a) of the
                  Code.  The  requirements  which must be satisfied  are as
                  follows:
                                    (i)     The   Member   shall  have  the
                                            option to allow his Account and
                                            Tax Deferred  Account to remain
                                            in this  Plan  for the  maximum
                                            period  of time  allowed  under
                                            Sections  13.1  and 16.1 of the
                                            Plan.
                                    (ii)    The  Account  and Tax  Deferred
                                            Account,  when  transferred  to
                                            the  transferee  plan,  must be
                                            fully  vested  thereunder  and,
                                            immediately      after     such
                                            transfer,   the  Member   would
                                            receive  from  the   transferee
                                            plan, on a termination basis, a
                                            benefit  therefrom  which is at
                                            least  equal to the  benefit to
                                            which   he  would   have   been
                                            entitled,   on  a   termination
                                            basis,     from    this    Plan
                                            immediately     before     such
                                            transfer, within the meaning of
                                            the   provisions   of   Section
                                            414(1) of the Code.
                                    (iii)   The  transfer  of the  Member's
                                            Account   and   Tax    Deferred
                                            Account   shall   be  in  cash,
                                            except to the extent the Member
                                            would be  entitled to receive a
                                            distribution  in  kind.  To the
                                            extent  that  a  Member  is  so
                                            entitled     to    receive    a
                                            distribution   in   kind,   the
                                            Member  may  direct   that  the
                                            transfer   be  made  in   kind,
                                            except   to  the   extent   the
                                            transferee plan will not accept
                                            the   transfer  in  kind.   The
                                            amount   of  cash  or  in  kind
                                            assets   transferred  shall  be
                                            determined  in the same  manner
                                            as any other distribution under
                                            the Plan.
                                    (iv)    The Member  shall  otherwise be
                                            entitled   to  a   distribution
                                            pursuant to the  provisions  of
                                            Article 11 and Article 13.
                                    (v)     The   Member    provides   such
                                            evidence  from  the  transferee
                                            plan to the Plan Administrator,
                                            as   prescribed   by  the  Plan
                                            Administrator,     which     is
                                            sufficient to demonstrate  that
                                            the    transferee    plan    is
                                            qualified  under Section 401(a)
                                            of the Code,  that the terms of
                                            the transferee plan allow it to
                                            accept  such a transfer  in the
                                            form in  which  it will be made
                                            as   prescribed   under   (iii)
                                            above,  and that the transferee
                                            plan   meets   the   applicable
                                            provisions of (ii) above.
         8.6      Loans.
         (a)      Eligibility.  Any Member who is an  Employee  paid on the
                  payroll  system of the Sponsoring  Company or,  effective
                  January  1, 2001,  any Member  whether or not paid on the
                  payroll  system  of the  Sponsoring  Company  (including,
                  among others,  former Employees,  but excluding alternate
                  payees under approved qualified domestic relations orders
                  and  beneficiaries  of deceased  Members) may apply for a
                  loan  from  his Tax  Deferred  Account  and his  Account,
                  subject  to  the  terms,   conditions   and   limitations
                  prescribed  in this  Section 8.6 of the Plan and those on
                  any loan  agreement  or  promissory  note  signed by such
                  Member.  Any such Member who is  eligible  for a loan may
                  apply for a loan by contacting  the Trustee in the manner
                  prescribed by the Sponsoring Company,  from time to time.
                  A Member to whom a loan is made  automatically  agrees to
                  be bound by all the terms and conditions  associated with
                  such  loan  by  receiving,   accepting,   cashing  and/or
                  depositing  the  check   representing  the  loan  amount,
                  including any loan agreement and/or  promissory note, the
                  provisions of which were on or sent in  association  with
                  such check.
         (b)      Conditions.  Loans  under (a) above shall meet all of the
                  following requirements:
                  (1)      such loans shall be available to Members who are
                           parties in interest (as defined in ERISA Section
                           3(14)(H))  on  a  reasonably  equivalent  basis,
                           provided,  however,  any such  Member  to whom a
                           loan  is  made  must  satisfy  the   eligibility
                           requirements identified in paragraph (a) of this
                           Section 8.6;
                  (2)      such  loans  shall  not  be  made  available  to
                           Members who are highly compensated employees (as
                           defined  in Code  Section  414(q))  in an amount
                           greater than the amount made  available to other
                           Members;  provided,  however,  that the Plan may
                           lend the same  percentage  of a person's  vested
                           benefits  to  Members  with both large and small
                           amounts of vested benefits;
                  (3)      such  loans  shall  be made in  accordance  with
                           definite plans for repayment;
                  (4)      such  loans  shall  bear a  reasonable  rate  of
                           interest  which shall be equal to the prime rate
                           of interest,  as  determined  by the  Sponsoring
                           Company or the Trustee,  for the calendar  month
                           preceding  the  calendar  month during which the
                           loan is made plus one percentage  point and such
                           rate of interest shall be compounded monthly;
                  (5)      such  loans  shall  not be made in an  amount of
                           less than  $1,000 and no more than two loans for
                           an  eligible  Member may be  outstanding  at one
                           time;
                  (6)      such loans shall be subject to an initiation fee
                           upon  approval  and  an  annual  processing  fee
                           charged against the Tax Deferred  Account and/or
                           Account   of   the   Member   as   an   expense,
                           additionally,  for loans made  after  January 1,
                           1998, if determined by the Sponsoring Company to
                           be  reasonably  required,  such  loans  shall be
                           subject to any applicable  tax, fee,  collection
                           or  other   pecuniary   charge  imposed  by  any
                           federal,  state or local  government or division
                           thereof  and it shall be  collected  from either
                           the  amount  of the  loan or from  the  Member's
                           Account or Tax Deferred Account;
                  (7)      Members to whom such loans are made shall  agree
                           to  repay   such   loans  by  means  of  payroll
                           deductions;   and
                  (8)      such  loans  shall be  adequately  secured by an
                           assignment  of  50%  of  a  borrowing   Member's
                           nonforfeitable  benefits  in  his  Tax  Deferred
                           Account  and Account  under the Plan;  provided,
                           however, in the event of default, foreclosure on
                           the note and  attachment  of  security  will not
                           occur until a  distributable  event occurs under
                           the Plan.
         (c)      Limitation  on Amount.  A loan under the Plan (when added
                  to other loans  outstanding  under the Plan and any other
                  plans taken into account under Section 72(p)(2)(C) of the
                  Code) to a Member shall not exceed the lesser of:
                  (1)      $50,000  reduced by the  difference  between the
                           Member's highest  outstanding loan balance under
                           the Plan during the  one-year  period  ending on
                           the  date  the  loan  is made  and the  Member's
                           outstanding  loan balance  under the Plan on the
                           date the loan is made; or
                  (2)      50%  of  the   nonforfeitable   portion  of  the
                           Member's Tax Deferred  Account and Account.
         (d)      Repayments.
                  (1)      Period to Repay.  Each loan under  this  Section
                           8.6 must be repaid within five years of the date
                           it is made.
                  (2)      Method  of   Repayment.   Except  as   otherwise
                           allowed, a Member's repayment of a loan shall be
                           made by means of  payroll  deductions  providing
                           for   substantially   level   amortization  with
                           payments     not    less     than     quarterly.
                           Notwithstanding  the  foregoing,  a  Member  may
                           pre-pay the total outstanding  balance of a loan
                           by delivering a money order,  cashier's check or
                           certified check in the amount of such balance in
                           such manner as may be  prescribed,  from time to
                           time, by the Sponsoring  Company.  A Member with
                           one  or  more  loans   outstanding   who,  after
                           December 31, 1997, ceases to be paid through the
                           payroll system of the  Sponsoring  Company shall
                           be  permitted  to continue to repay such loan or
                           loans by  personal  check or by such other means
                           as may be authorized by the Sponsoring  Company,
                           from time to time. The Sponsoring Company shall,
                           in consultation  with the Trustee,  from time to
                           time,  prescribe such  procedures to accommodate
                           repayments of  outstanding  loans by Members who
                           cease to be covered by the Sponsoring  Company's
                           payroll  and by such  Members  who  subsequently
                           again become covered by the Sponsoring Company's
                           payroll,   as  may  be  deemed   convenient   or
                           appropriate.  Effective  January  1,  2001,  any
                           Member eligible to obtain a loan under paragraph
                           (a) of this  Section  8.6 and who is not paid on
                           the  payroll  system or the  Sponsoring  Company
                           shall repay any loan hereunder by personal check
                           or by such other means as may be  authorized  by
                           the  Sponsoring  Company,  from time to time. If
                           such  a  Member  later  becomes  covered  by the
                           payroll  system of the Sponsoring  Company,  the
                           Sponsoring  Company shall, in consultation  with
                           the  Trustee,   from  time  to  time,  prescribe
                           procedures to accommodate repayments under these
                           circumstances.
                  (3)      Grace Period.  In the event that an  installment
                           to repay  the  loan is  missed,  the  Sponsoring
                           Company may apply a grace period to allow Member
                           to repay the outstanding loan by the last day of
                           the calendar  quarter after the calendar quarter
                           in which the required installment was due.
                  (4)      Suspensions.
                           i.       Leaves.     Notwithstanding    anything
                                    contained  herein to the contrary,  and
                                    subject  to  the   discretion   of  the
                                    Sponsoring  Company,  in  the  event  a
                                    Member  to whom a loan  has  been  made
                                    goes on an  approved  leave of  absence
                                    without pay, the  installment  payments
                                    otherwise due to repay such loan may be
                                    suspended  for a  period  of up to  one
                                    year;  provided,   however,  that  such
                                    suspension   shall   not   extend   the
                                    five-year period within which such loan
                                    must  otherwise  be repaid and provided
                                    further,     that     any     remaining
                                    installments  upon such Member's return
                                    to  active,   paid  employment  on  the
                                    payroll   system   of  the   Sponsoring
                                    Company shall be appropriately adjusted
                                    to take into account the period  during
                                    which installment payments were missed.
                           ii.      Military    Leaves.     Notwithstanding
                                    anything   contained   herein   to  the
                                    contrary, in the event a Member to whom
                                    a loan has been made goes on a military
                                    leave of absence of the kind  described
                                    in Code  section  414(u)  for more than
                                    two  weeks,  the  installment  payments
                                    otherwise due to repay such loan may be
                                    suspended for the period of such leave.
                                    Interest   shall   continue  to  accrue
                                    during  the time such  loan  repayments
                                    are  suspended  at the  lesser of 6% or
                                    the rate that otherwise  applied to the
                                    loan. Upon return to employment  within
                                    the   time    required    to   preserve
                                    reemployment  rights under  Federal law
                                    the loan will be  re-amortized  over an
                                    extended  period.  The extended  period
                                    shall  equal  the term of the  original
                                    loan  and the  period  of the  military
                                    leave.  The amount of the  re-amortized
                                    periodic loan  repayments  shall not be
                                    less than the  amount  of the  periodic
                                    payments   that  were  due  before  the
                                    military leave.
         (e)      Default. Unless otherwise provided under this Section 8.6
                  or under  law, a Member to whom a loan is made under this
                  Section  8.6 shall be  considered  to be in default  with
                  regard  to the  repayment  of such  loan if,  at any time
                  while the loan is outstanding,  the Member ceases to meet
                  the eligibility  requirements  for a loan under paragraph
                  (a) of  this  Section  8.6.  Except  to the  extent  that
                  sub-paragraphs  (3)  and  (4) of  paragraph  (d) of  this
                  Section 8.6 may apply to such Member, upon a default, the
                  outstanding  balance  of the  loan  will  become  due and
                  payable  which may result in a deemed  distribution  or a
                  distribution  of an offset  amount  with  respect  to the
                  Member   under   applicable    Department   of   Treasury
                  regulations.

                                 ARTICLE 9
                          VALUATION OF TRUST FUND

         The  Trustee  shall  value  each  investment  Fund under the trust agreement  at  fair  market  value  as of the  close  of  business  on each
Valuation  Date.  In making such  valuation,  the Trustee  shall deduct all charges,  expenses and other liabilities,  if any, contingent or otherwise, then  chargeable  against each such Fund, in order to give effect to income realized and expenses paid or incurred,  losses  sustained  and  unrealized gains or losses  constituting  appreciation or depreciation in the value of
Trust investments in each such Fund since the last previous valuation.  The
Trustee shall deliver to the  Sponsoring  Company a certified  valuation of each such  investment  Fund  together with a statement of the amount of net income or loss  (including  appreciation  or  depreciation  in the value of
Trust  investments  in each such  Fund) in such  manner and at such time or times as may be prescribed in the trust  agreement  between the  Sponsoring
Company and the Trustee.

                                 ARTICLE 10
                             SEPARATE ACCOUNTS
         10.1 Separate  Accounts.  Separate  accounts under each investment
Fund  shall be  maintained  under  the Plan for  each  Member.  The  amount contributed  by or on behalf of a Member or  allocated to such Member shall be credited to his  Account or his Tax  Deferred  Account in the manner set forth in  Articles  5, 6, 7 and 8 of the Plan.  No amounts  allocated  to a
Member's  Account  shall  be  reallocated  to such  Member's  Tax  Deferred
Account, and, except as otherwise allowed by Section 6.3 of the Plan and/or law,  regulation or ruling,  no amount allocated to a Member's Tax Deferred
Account shall be  reallocated to such Member's  Account.  All payments from the Plan to a Member or his Beneficiary  shall be charged (i) first against the Account of such Member,  starting with any after-tax  contributions the
Member made prior to 1987,  exclusive of earnings allocable thereto, to the extent such  contributions  still  remain in the  Member's  Account,  until exhausted,  and then (ii) against the remainder of the Account,  consisting first  of any  other  Member  after-tax  contributions  and  second  of the
Participating  Company  contributions,  and then  charged  against  his Tax
Deferred  Account,  including all allocable  earnings.  Except as otherwise provided in the Plan, each Member has a nonforfeitable  right to amounts in his Account and Tax Deferred Account.
         10.2 Accounts of Members  Transferred to an Affiliated Company. If
a  Member  is  transferred  to  an  Affiliated   Company  which  is  not  a
Participating  Company, the amount credited to his Account and Tax Deferred
Account  shall  continue  to  share  in the  earnings  or  losses  of  each investment  Fund for which such Member has an account(s)  and such Member's rights and obligations with respect to his Account and Tax Deferred Account shall continue to be governed by the provisions of the Plan and Trust.
         10.3 Adjustment of Members'  Accounts.  Pursuant to and consistent with the trust  agreement  between the Sponsoring  Company and the Trustee, the Account and Tax  Deferred  Account of each Member  shall be adjusted so that the amount of net income,  loss,  appreciation  or depreciation in the value of each  investment  Fund for which such Member has an account(s) for the period  (hereinafter  referred to as the  "Valuation  Period") from the last  previous  Valuation  Date  to the  Valuation  Date  as of  which  the valuation is being  conducted  shall be credited to or charged  against the
Member's  Fund  accounts  in the ratio  that (i) the  balance  in each Fund account of each Member as of the first day of such  Valuation  Period minus the amount  distributable to such Member from such Fund account during such
Valuation Period bears to (ii) the balance in all such Members' accounts as of the  first  day  of  such  Valuation  Period  minus  the  total  amounts distributable  to all such Members from all such Fund accounts  during such
Valuation Period.

                                 ARTICLE 11

                     TERMINATION OF EMPLOYMENT BENEFITS

         If a Member incurs a Termination  of  Employment,  such Member (or
Beneficiary  in the case of the death of a  Member)  shall be  entitled  to receive a benefit equal to the total amount in the Member's Account and Tax
Deferred Account as determined in accordance with the provisions of Section
13.2 of the  Plan.  Such  benefit  shall  be paid in a  single  lump sum or otherwise in accordance with one of the forms of payment  available to such
Member or  Beneficiary  as set  forth in  Section  13.3 of the  Plan.  Such benefit  may also be  payable  in kind,  to the extent  that  Section  13.4 applies.  Notwithstanding  anything  in the  Plan to the  contrary  and for distributions  before  January  1, 2002,  if the  Member's  Termination  of
Employment is due to a substantial sale of assets or stock, as described in
Section  2.1  (ae)(i)  and (ii) of the Plan,  and if such  Member has a Tax
Deferred Account at the time of such  Termination of Employment,  then such distribution  must be made as a lump sum  distribution,  as defined in Code
Section 401(k)(10)(B), or any successor thereto.

                                 ARTICLE 12

               WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

         12.1 In-Service  Withdrawals.  As of any Valuation Date prior to a
Member's  Termination  of  Employment,  such  Member  shall be  entitled to withdraw  all or any  part  of  his  Account,  reduced  by  the  amount  of
Participating  Company  contributions  and  earnings on such  contributions allocated to such Member's  Account  during the 24-month  period  preceding such  Member's  withdrawal.  Withdrawal by a Member under this Section 12.1 shall only be allowed once during any 12-month period.  Withdrawals paid to
Members shall first consist of such Member's  after-tax  contributions made before  1987 and still  remaining  in his  Account,  exclusive  of earnings allocable thereto. After such amounts are completely exhausted, withdrawals shall come from  after-tax  contributions  made after  1986,  Participating
Company   contributions   and  the   earnings   allocable   to  both   such
contributions.  A Member may elect a withdrawal  under this Section 12.1 by contacting  the  Trustee  in  such  manner  as  may  be  prescribed  by the
Sponsoring Company, from time to time.  Withdrawals made under this Section
12.1 are  payable as a single  sum,  in cash or in kind,  as allowed  under
Section  13.4  of the  Plan.  Notwithstanding  anything  to  the  contrary, consistent  with Section  1.1(c),  amounts  attributable  to  Participating
Company  contributions  under Article 7 and allocated to a Member's Account after  December  31,1998  and  amounts  attributable  to what  had been the
Member's  Restricted  Company  Match Account  shall be  distributable  to a
Member upon such Member's proper election before  Termination of Employment on or after  such  Member  attains  age 59 1/2,  reduced  by the  amount of
Participating  Company  contributions  and  earnings on such  contributions allocated to such Member's  Account  during the 24-month  period  preceding such Member's withdrawal.
         12.2 In-Service Withdrawals of the Tax Deferred Account. As of any
Valuation  Date on or after a Member  attains  age 59 1/2 and prior to such
Member's  Termination  of  Employment,  such  Member  shall be  entitled to withdraw all or any part of his Tax Deferred  Account;  provided,  however, that in connection with such withdrawal,  such Member also withdraws all of his Account,  reduced by the amount of Participating  Company contributions and  earnings on such  contributions  allocated  to such  Member's  Account during the 24-month period preceding such Member's withdrawal.  Withdrawals by a Member  under this  Section 12.2 shall only be allowed once during any
12-month  period.  Withdrawals  paid to Members shall first consist of such
Member's  after-tax  contributions  made before 1987 and still remaining in his  Account,  exclusive of earnings  allocable  thereto,  and,  after such amounts are completely exhausted, withdrawals under this Section 12.2 shall come from after-tax  contributions made after 1986,  Participating  Company contributions and, finally, Member contributions allocated to such Member's
Tax  Deferred  Account,  including  the  earnings  allocable  to  all  such contributions.  A Member may elect a withdrawal  under this Section 12.2 by contacting  the  Trustee  in  such  manner  as  may  be  prescribed  by the
Sponsoring Company, from time to time.  Withdrawals under this Section 12.2 are payable as a single sum, in cash or in kind,  as allowed  under Section
13.4 of the Plan..
         12.3     Hardship Withdrawal.
         (a)      A Member may apply for a withdrawal  as of any  Valuation
                  Date on account of hardship  (as  hereinafter  defined in
                  this  Section  12.3) of all or a part of the value of his
                  Tax  Deferred  Account that is equal to the amount of his
                  Tax Deferred  Account as of December 31, 1988 plus salary
                  reduction  contributions  allocated to such Account after
                  such  date,   less  the  amount  of   previous   hardship
                  withdrawals  hereunder by filing such application in such
                  form and manner and at such time (prior to the  Valuation
                  Date  as  of  which  such  hardship  withdrawal  is to be
                  effective)  as the  Sponsoring  Company  may from time to
                  time prescribe.  An application for a hardship withdrawal
                  under this Section 12.3 may be submitted only by a Member
                  who has no balance in his Account or is  withdrawing  the
                  entire amount which he is eligible to withdraw  under the
                  provisions  of  Section  12.1  in  conjunction  with  his
                  application  for a  hardship  withdrawal.  Payment  of an
                  amount withdrawn under this Section 12.3 shall be made in
                  a lump sum, in cash,  as soon as  reasonably  practicable
                  after the date on which such  withdrawal  is  approved by
                  the Sponsoring Company. That portion of such Member's Tax
                  Deferred  Account not withdrawn  pursuant to this Section
                  12.3  shall  remain  in the Trust  Fund in such  Member's
                  investment  Fund  accounts  allocated to his Tax Deferred
                  Account.
         (b)      For  purposes of this  Section  12.3,  hardship  shall be
                  determined  in the sole  discretion  and  judgment of the
                  Sponsoring  Company  in a uniform  and  nondiscriminatory
                  manner  and shall be deemed to exist,  on the basis of an
                  objective    analysis   of   the   relevant   facts   and
                  circumstances, only in the case of an immediate and heavy
                  financial  need of the  Member.  An  immediate  and heavy
                  financial  need of the Member  will be deemed to exist if
                  the application for withdrawal is on account of:
                           (i)      medical  expenses  described in Section
                                    213(d)  of  the  Code  incurred  by the
                                    Member,  the  Member's  Spouse,  or any
                                    dependents of the Member (as defined in
                                    Code Section 152);
                           (ii)     the   purchase    (excluding   mortgage
                                    payments) of a principal  residence for
                                    the   Member;
                           (iii)    the  payment of tuition for the next 12
                                    months of post-secondary  education for
                                    the Member, Member's spouse or Member's
                                    children or dependents;
                           (iv)     payments  necessary to prevent eviction
                                    from the Member's  principal  residence
                                    or the  foreclosure  of the mortgage on
                                    that residence;
                           (v)      other  events  which are adopted by the
                                    Sponsoring Company and which are deemed
                                    immediate and heavy  financial needs by
                                    the  Commissioner  of Internal  Revenue
                                    through  the   publication  of  revenue
                                    rulings,  notices,  and other documents
                                    of general applicability; or
                           (vi)     any  other  set of  relevant  facts and
                                    circumstances   which,   in  the   sole
                                    discretion of the  Sponsoring  Company,
                                    based upon an objective analysis of the
                                    particular  facts  and   circumstances,
                                    constitutes   an  immediate  and  heavy
                                    financial need.
                  In no event shall an amount  withdrawn under this Section
         12.3 exceed the amount required to relieve the immediate financial need  created  by  the  hardship  or  which  would  be  reasonably available  (as  determined by the  Sponsoring  Company) from other resources of the Member.  However, the amount withdrawn under this
         Section 12.3 may include the amount  reasonably  anticipated to be necessary to pay any local,  state,  or federal taxes or penalties resulting  from  such  distribution.  To  satisfy  the  Sponsoring
         Company that the amount to be withdrawn under this Section 12.3 is necessary to satisfy the  immediate  financial  need,  each Member applying for a withdrawal  under this Section 12.3 shall swear out a statement  before a notary  public  representing  that such need cannot be relieved:
                           (A)      through  reimbursement  or compensation
                                    by insurance or otherwise;
                           (B)      by   reasonable   liquidation   of  the
                                    Member's  assets,  to the  extent  such
                                    liquidation  would not itself  cause an
                                    immediate and heavy financial need;
                           (C)      by cessation of elective  contributions
                                    or  employee  contributions  under  the
                                    Plan; or
                           (D)      by other  distributions  or  nontaxable
                                    (at the time of the  loan)  loans  from
                                    plans   maintained  by  the  Sponsoring
                                    Company or by any other employer, or by
                                    borrowing  from  commercial  sources on
                                    reasonable commercial terms.
                           So long as the  person  who  reviews  the  sworn
                           representation  of  the  Member  applying  for a
                           hardship distribution has no actual knowledge of
                           facts contrary to such Member's  representation,
                           the Sponsoring  Company shall be able to rely on
                           such   representation  in  making  the  hardship
                           distribution under this Section 12.3.
         12.4  Repayment  of  Withdrawn  Amounts  Prohibited.  Repayment of
amounts withdrawn by a Member or Beneficiary  pursuant to the provisions of
Article 11 or Article 12 of the Plan, are not permitted.

                                 ARTICLE 13
                            PAYMENT OF BENEFITS
13.1     Required Distributions.
(a)      Effective  Date. The provisions of this Section 13.1 are effective for distributions after December 31, 2002.
(b)      Precedence.  The  requirements  of this  Section  13.1  will  take precedence over any inconsistent provisions of the Plan.
(c)      Incorporation.  Distributions  that are  required by this  Section
         13.1  are made in  accordance  with the  requirements  of  section
         401(a)(9)  of the  Code  and  the  regulations  thereunder.  Those regulations,  as they now  exist and as they may be  amended,  are incorporated  herein by  reference  and made a part  hereof to the extent such requirements are not otherwise  specifically set forth in the  Plan  and to  the  extent  such  requirements  are  not in conflict  with any  legally  permissible  provision  of the  Plan.
         Optional   provisions   allowed  by  those  regulations  that  are
         available under the Plan are specified herein.
(d)      Lifetime  Distribution  Periods.  Distributions to a Member during the  Member's  life  shall  commence  no later  than the  Member's required  beginning date specified in (e)(2) of this Section 13.1.
         Such distributions  shall, as of the first  distribution  calendar year, if not made in a single sum to the Member,  be made over any of the  following  periods  (or any  combination  thereof):
         (1)      a period certain not extending beyond the life expectancy
                  of the Member;
         (2)      a period certain not extending  beyond the joint life and
                  last  survivor  expectancy of the Member and the Member's
                  designated beneficiary.
         For  purposes  of  this  Section   13.1,  a  Member's   designated
         beneficiary  shall be the  Beneficiary  designated  by the  Member under the Plan.  The  distribution  periods in (1) and (2) of this paragraph  (b) cannot  exceed the period  allowed for  installment payments in Section 13.3(a) of the Plan.
(e)      Latest  Date of Payment.  Notwithstanding  anything in the Plan to the  contrary,  the payment of a Member's  benefit shall begin not later than the earlier of:
         (1)      The 60th day  after  the  later of the  close of the Plan
                  Year in which the Member -
                  (A)      reaches age 65,
                  (B)      completes the 10th  anniversary of participation
                           in the Plan, or
                  (C)      terminates   service   with  the   Participating
                           Company and all Affiliated Companies; or
         (2) The Member's  required  beginning date,  which is the later of
         (i) April 1 of the calendar  year  following  the calendar year in which  the  Member  attains  age  70 1/2 or  (ii)  April  1 of the calendar year after the Member terminates employment.  Clause (ii)
         shall not apply with  respect  to a Member  that is a 5% owner (as defined  in Code  section  416)  for the Plan  Year in which  such
         Member attains 70 1/2.
(f)      Life  Expectancy.  For  purposes of this  Section  13.1,  the life expectancy  of an  individual  shall be based upon the  applicable table in Treas.  Reg.  ss.1.401(a)(9)-9  using  such  individual's birthday in the calendar year in which the  determination  of life expectancy is being made. Minimum distributions under this Section
         13.1 to a  Member  during  the  Member's  life  and to a  Member's surviving  spouse will be based on a recalculation  of Member's or surviving spouse's life expectancy  (whichever is applicable).  In all other events,  the applicable  life expectancy will be reduced by one for each subsequent year in a distribution period.
(g)      Death Distribution Periods.
         (1) Commencement.  In the event a Member dies before distributions begin under  Section 13.2 of the Plan,  the death benefit (if any)
         which is payable  shall  commence  pursuant  to  whichever  of the following applies:
                  (A) In the event such  benefit is payable to a designated
                  beneficiary  who is not such Member's  surviving  spouse,
                  such distribution shall commence on or before December 31
                  of the calendar year following the calendar year in which
                  the Member died.
                  (B) In the  event  that  such  benefit  is  payable  to a
                  designated  beneficiary  who is such  Member's  surviving
                  spouse,  such distribution shall commence as of the later
                  of the date prescribed  under (A) above or December 31 of
                  the calendar year in which the Member would have attained
                  age 70 1/2.
                  (C) In the event there is no designated  beneficiary,  or
                  if   distributions   will  not  be  made  over  the  life
                  expectancy  of  the  designated  beneficiary,   then  the
                  distribution  of  such  benefit  must  be  commenced  and
                  completed by December 31 of the calendar year  containing
                  the fifth anniversary of such Member's death.
         (2)  Periods.  Death  benefits  (if any)  under the Plan which are distributable shall be distributed over whichever of the following periods are applicable:
                  (A)  over  a  period   certain  not  greater   than  such
                  beneficiary's life expectancy;
                  (B) over a period  ending on December 31 of the  calendar
                  year  containing  the fifth  anniversary  of the Member's
                  death; or
                  (C) if  there  are  death  benefits  distributable  after
                  lifetime  distributions  to the  Member  commenced,  such
                  benefits  shall be  distributed  at least as  rapidly  as
                  under the method of distribution  being used prior to the
                  Member's death.
         The distribution periods in (A), (B) and (C) of this sub-paragraph
         (2) cannot exceed the period allowed for  installment  payments in
         Section 13.3(a) of the Plan.
(h)      Death of  Spouse.  For  purposes  of (g) above,  if the  surviving spouse  dies  before  payments  to such  spouse  begin,  then  the provisions of (g)(1)(B) and (g)(2)(A) above shall apply as if such spouse were the Member.
(i)      Method  of  Compliance.  To  comply  with the  provisions  of this
         Section 13.1,  distributions to a Member shall begin no later than the Member's required beginning date under Section 13.1(c)(2). The payment that is made by the required  beginning date is on account of the preceding  calendar year,  which is the first  distribution
         calendar  year.   Distributions   that  are  made  on  account  of
         subsequent distribution calendar years shall be made no later than
         December 31 of the  applicable  distribution  calendar  year.  The amount of each such distribution  shall be based upon the value of the  Member's  Account  and Tax  Deferred  Account  as of the last
         Valuation  Date in the calendar year  immediately  preceding  each distribution  calendar year,  increased by any allocations thereto after such Valuation Date and decreased by any distributions  made after such Valuation Date that occurred in such year of valuation.
         The amount of each such  distribution  shall be  determined by the quotient  obtained by dividing the Accounts so  determined  by the
         Member's  life   expectancy  or  the  Member's  and  the  Member's
         designated  beneficiary's (if any) life expectancy,  as determined under paragraph (f) of this Section 13.1.  Distributions  of death benefits  shall comply with the provisions of this Section 13.1 by being distributed under the other relevant provisions this Article
         13, provided that such  distributions are not made at a later time or over a longer period of time than is allowed under this Section
         13.1. The distribution of any excess deferral, excess contribution or excess  aggregate  contribution  pursuant to the  provisions of
         Sections 6.1, 6.3 or 5.3 shall not act to reduce the amount of the
         distribution   otherwise   required   under  this  Section   13.1.
         Distributions  made under this paragraph (g) of Section 13.1 shall be made first from the portion of a Member's Account consisting of such Member's after-tax  contributions made before 1987, exclusive of any earnings allocable thereto,  to the extent that such Member has such contributions  remaining in his Account, until exhausted, with any additional distributions to come first from such Member's remaining  after-tax  contributions in his Account,  such Member's contributions  that were  allocable to his Tax  Deferred  Account,
         Participating  Company contributions in such Member's Account, and finally, the Participating  Company contributions in such Member's
         Restricted  Company Match Account and the earning allocable to all these types of contributions.
         13.2     Termination of Employment Benefits.
         (a)      General.  The  Sponsoring  Company shall cause to be made
                  distribution  of the benefits  payable to a Member or his
                  Beneficiary  (in the event of the  Member's  death)  upon
                  Termination of  Employment,  based upon the value of such
                  Member's  Account  and  Tax  Deferred  Account  as of the
                  Valuation Date coincident  with or immediately  following
                  the  later  of  (i)  the  date  on  which  such  Member's
                  Termination  of  Employment  occurs  or (ii)  the date on
                  which the Member  files a claim for such  benefits  under
                  such  administrative  procedures  as may be prescribed by
                  the Sponsoring Company, from time to time.  Distributions
                  under this Article 13 shall first be charged  against the
                  remaining after-tax contributions in the Member's Account
                  that were made prior to 1987,  exclusive  to any earnings
                  allocable thereto,  and then charged against such sources
                  as prescribed under Section 10.1 of the Plan.
         (b)      Consent. If the value of a Member's Account, Tax Deferred
                  Account and  Restricted  Company  Match  Account  exceeds
                  $5,000  at the time when such  Member  is  entitled  to a
                  distribution  under paragraph (a) of this Section 13.2 of
                  the Plan, then no part of such benefit may be distributed
                  to him prior to his  attainment of 65, unless he consents
                  to the distribution within the 90-day period prior to the
                  first day on which all events have occurred which entitle
                  such  Member  to such  distribution.  The  filing by such
                  Member   of  a  claim  or  other   application   for  the
                  distribution of his benefit  hereunder shall be deemed to
                  constitute  such a consent for payment.  However,  if the
                  value of a benefit to be distributed  under paragraph (a)
                  of this  Section  13.2 is equal to or less  than  $5,000,
                  then such benefit shall be  distributed to the individual
                  entitled  thereto,  in  a  single  sum,  as  soon  as  is
                  reasonably  practical.  The  distribution  of any  excess
                  deferral,   excess   contribution  or  excess   aggregate
                  contribution  pursuant to the provisions of Sections 6.1,
                  6.3 or 5.3 shall not be  subject to the  requirements  of
                  this  paragraph  (b). For purposes of this paragraph (b),
                  any  rollover  contributions  to the Plan and any  direct
                  transfers of benefits to the Plan by or with respect to a
                  Member shall be included in  determining  if a benefit is
                  equal to, less than or greater than $5,000.
         13.3 Methods of Payment of Termination of Employment Benefits. The
Sponsoring  Company  shall  cause  to be made a  distribution  of  benefits pursuant  to  Section  13.2  of the  Plan  in  accordance  with  one of the available  methods  of  distribution  set forth in this  Section  13.3,  as elected by the Member (or Beneficiary in the case of the death of a Member)
in such form and manner and at such time (not later than 30 days after such
Member's   Termination  of  Employment  except  as  otherwise  provided  in paragraph (b) of this Section 13.3 and in paragraph (b) of Section 13.2) as the  Sponsoring  Company  may from time to time  prescribe.  The  available methods of distribution are as follows:
         (a) Installment Payments or Lump Sum Distribution.
                  (1)      Subject to the limitations  described in Section
                           13.1 of the  Plan,  benefits  may be paid in the
                           form of one or more monthly, quarterly or annual
                           installments  over a fixed  number  of  calendar
                           years  comprising not less than 1 calendar year,
                           as  elected   by  the  Member  or   Beneficiary.
                           Notwithstanding   anything   to   the   contrary
                           contained  herein,  a Beneficiary who is not the
                           surviving  spouse of the deceased  member cannot
                           elect installments for a period extending beyond
                           December 31 of the calendar year  containing the
                           fifth  anniversary of the Member's death. In the
                           event  that an  election  of a stated  number of
                           installments over a stated number of years is in
                           effect,  each such  installment  shall equal the
                           value of the  Member's  Account and Tax Deferred
                           Account  as of the  Valuation  Date as of  which
                           such   installment  is  paid   multiplied  by  a
                           fraction  whose   numerator  is  one  and  whose
                           denominator   is   the   number   of   specified
                           installments  remaining in such specified number
                           of years.  A Member  (or  Beneficiary)  may also
                           elect  to have a  designated  dollar  amount  or
                           percentage of the total of the Member's  Account
                           and Tax  Deferred  Account  distributed  in each
                           elected   installment,   determined  as  of  the
                           Valuation  Date as of which such  installment is
                           paid.  In respect of all then unpaid  amounts in
                           his Account and Tax Deferred  Account,  a Member
                           (or  Beneficiary) may make an election to change
                           his prior election under this  sub-paragraph (1)
                           by filing  such  change in such form and  manner
                           and at such time as the  Sponsoring  Company may
                           from time to time prescribe.
                  (2)      Death  of a  Member  Before  Receiving  Complete
                           Payment   of  his   Account.   Subject   to  the
                           limitations  described  in  Section  13.1 of the
                           Plan,  in the  event  of the  death  of a Member
                           before  receiving  all  installments  under  the
                           provisions   of   sub-paragraph   (1)  of   this
                           paragraph (a) to which he would otherwise become
                           entitled,  such Member's  Beneficiary may elect,
                           at  such  time  and  in  such  manner  as may be
                           prescribed, from time to time, by the Sponsoring
                           Company,  to  receive  one or more  payments  in
                           respect  of all  then  unpaid  amounts  in  such
                           Member's   Account  and  Tax  Deferred   Account
                           pursuant  and  subject  to  the   provisions  of
                           sub-paragraph (1) of this paragraph (a).
         (b)      Annuity and other Preserved Optional Benefits.  Effective
                  January 1, 2001,  the  annuity  optional  form of benefit
                  that  was  preserved   for  certain   Members  under  the
                  provisions  of this Section  13.3(b) as in effect  before
                  January 1, 2001,  and any other  optional form of benefit
                  that was  preserved  under the  terms of the Plan  before
                  January 1, 2001,  that differs from those available under
                  13.3(a) shall be completely  eliminated,  consistent with
                  Treas.  Reg.   ss.1.411(d)-4,   Q&A-2(e).  The  foregoing
                  described   elimination  of  certain  optional  forms  of
                  distribution  shall not apply to an affected Member whose
                  benefit is distributed before the earlier of (i) the 90th
                  day after the Member is  furnished  a summary of material
                  modifications  or summary plan description that describes
                  the deletion of the otherwise preserved optional forms of
                  distribution;  or;  (ii)  January  1, 2002.  An  affected
                  Member  for  these  purposes  is a Member  whose  Account
                  balance, in part or in total, was subject to the terms of
                  the  Plan  as  in  effect   prior  to  January  1,  2001,
                  addressing   preserved   optional   forms   of   benefit.
                  Notwithstanding  anything to the contrary, the provisions
                  of this  paragraph  (b) of Section 13.3 of the Plan shall
                  not act to eliminate  any optional form that is needed to
                  comply with section  401(a)(9) of the Code,  as reflected
                  in Section 13.1 of the Plan.
         13.4     Distribution in Kind.
                  (a) General.  A Member or Beneficiary  who (i) receives a
                  distribution pursuant to the provisions of Article 11 and
                  Section 13.2 of the Plan,  or (ii) elects to withdraw all
                  or a part of his interest in the Plan under  Section 12.1
                  or Section 12.2 of the Plan, may elect,  in such form and
                  manner  and at such time as the  Sponsoring  Company  may
                  from time to time prescribe, to receive (instead of cash)
                  all or a part of the distributable value of such Member's
                  accounts  in Fund A whole  shares and cash in lieu of any
                  fractional shares of the stock of the Sponsoring  Company
                  to be  distributed  from the  Plan.  The  number of whole
                  shares of such  stock  distributable  hereunder  shall be
                  determined  based  upon the unit  value of such  stock or
                  debentures  used to determine  the value of such Member's
                  accounts for purposes of distribution from the Plan.
         13.5 Lost Member/Beneficiary.  Notwithstanding any other provision of the Plan, in the event the Sponsoring Company,  after reasonable effort, is unable to locate a Member or  Beneficiary  to whom a benefit  is payable under the Plan, such benefit shall be forfeited;  provided,  however,  that such  benefit  shall  be  reinstated  (in an  amount  equal  to the  amount forfeited)  upon proper claim made by such Member or  Beneficiary  prior to termination of the Plan.  Benefits  forfeited under this Section 13.5 shall be used to reduce the Sponsoring Company  contributions  under Article 7 of the Plan or, if there are no such  contributions,  shall be returned to the
Sponsoring  Company.  Restorations under this Section 13.5 shall be made by way of special  Sponsoring  Company  contribution  or by way of  offsetting forfeitures  then to be  applied  to reduce  aggregate  Sponsoring  Company contributions.
         13.6     Direct Rollovers.
         (a)      General.   Subject  to  the  exceptions  and  limitations
                  contained  in this Section  13.6, a Member,  an alternate
                  payee  under an  approved  qualified  domestic  relations
                  order  (as  defined  in  Code  Section  414(p))  who is a
                  Member's former spouse or a deceased  Member's  surviving
                  spouse  may  elect  to  have  all,  or  any  portion  (in
                  increments of 10%) of an Eligible  Rollover  Distribution
                  (as  defined in (f) below) to which  such  individual  is
                  entitled  transferred  from  this  Plan  to  an  Eligible
                  Retirement Plan (as defined in (f) below).
         (b)      Exceptions  and   Limitations.   Among  the   exceptions,
                  limitations  and  conditions  applied to elections  under
                  paragraph (a) of this Section 13.6 are the following:
                  (1)      Such  elections  cannot  direct  that all or any
                           part of an  Eligible  Rollover  distribution  be
                           transferred  to,  among or between more than one
                           Eligible Retirement Plan.
                  (2)      Such  elections  may  be  revoked,  in  writing,
                           except   that  such   elections   shall   become
                           irrevocable at the point in time when it becomes
                           administratively   impractical   to   stop   the
                           transfer from being made in accordance with such
                           election,    as    determined    by   the   Plan
                           Administrator.
                  (3)      In  the   case   of  an   involuntary   cash-out
                           distribution  of a benefit equal to or less than
                           $5,000 under Section  13.2(b) of the Plan, or in
                           any other case when the consent  requirements of
                           Section  13.2(b)  do not  apply,  the  Member or
                           other  applicable  distributee (as identified in
                           paragraph  (a) above)  shall have 30 days within
                           which to make an election  under  paragraph  (a)
                           after   receiving  the  notice  referred  to  in
                           paragraph  (c).  If such  election  is not  made
                           within 30 days, the benefit shall be distributed
                           to the  distributee as soon as  administratively
                           practical.  If such  election  is made within 30
                           days,   then  the   transfer  to  the   Eligible
                           Retirement   Plan   may  be   made  as  soon  as
                           administratively  practical. In the event that a
                           distribution   is   subject   to   the   consent
                           requirements of Section 13.2(b), then the Member
                           may    affirmatively    elect   to   receive   a
                           distribution   or  to  have  an  election  under
                           paragraph  (a)  implemented  within  30  days of
                           receiving  the notice  referred to in  paragraph
                           (c);   provided   that   information   is  given
                           explaining  that the Member has at least 30 days
                           to receive a distribution.
         (c)      Time and Method of Transfer.  Within a reasonable  period
                  of  time  before   distributing   an  Eligible   Rollover
                  Distribution,  the Plan  Administrator  shall provide the
                  notice  required  under Code Section 402(f) in any manner
                  allowed by Treasury regulation and provide an opportunity
                  to  make  the  election  provided  under  paragraph  (a).
                  Transfers  made  pursuant  to  such  an  election  may be
                  accomplished in any reasonable  manner,  as determined by
                  the Plan Administrator,  from time to time, in accordance
                  with applicable Treasury regulations.
         (d)      Series of Payments. In the event a series of payments may
                  otherwise  be made  under  the  terms of the Plan each of
                  which  would be an  Eligible  Rollover  Distribution,  an
                  election (or failure to elect) under  paragraph  (a) with
                  regard to the first  payment in such series shall control
                  and be applied to all remaining  payments in such series,
                  unless the  distributee  revokes,  changes  or  otherwise
                  modifies his or her prior decision  regarding the options
                  available  under  paragraph  (a) in such manner,  at such
                  time  and  subject  to  such   conditions   as  the  Plan
                  Administrator may prescribe from time to time.
         (e)      Administration.  The Plan Administrator  shall, from time
                  to time,  prescribe such rules as it deems  convenient or
                  desirable to  administer  the  provisions of this Section
                  13.6.  This  may  include,  but not be  limited  to,  the
                  following:
                  (1)      Prescribing   forms  for  making  the   election
                           described in paragraph (a);
                  (2)      Requiring the distributee to furnish information
                           regarding the  identity,  status and location of
                           the Eligible Retirement Plan;
                  (3)      Requiring   the   Eligible    Retirement    Plan
                           designated by the distributee to provide certain
                           information about itself; and
                  (4)      Requiring  the  distributee  and/or the Eligible
                           Retirement Plan to represent and/or certify that
                           the Eligible Retirement Plan is authorized under
                           law and  pursuant to its own terms to accept the
                           transfer of the Eligible Rollover Distribution.
         (f)      Definitions.  For  purposed  of this  Section  13.6,  the
                  following terms shall have the following definitions:
                  (1)      "Eligible   Retirement   Plan"   shall  mean  an
                           individual  retirement account described in Code
                           Section 408(a), an individual retirement annuity
                           described  in Code  Section  408(b),  an annuity
                           plan  described  in  Code  Section  403(a)  or a
                           qualified trust described in Code Section 401(a)
                           that accepts  Eligible  Rollover  Distributions;
                           provided,  however,  that,  with  respect  to  a
                           distributee who is a deceased Member's surviving
                           spouse, only an individual retirement account or
                           an  individual  retirement  annuity  may  be  an
                           Eligible   Retirement  Plan.  For  distributions
                           after December 31, 2001, an Eligible  Retirement
                           Plan  shall   also  mean  an  annuity   contract
                           described  in section  403(b) of the Code and an
                           eligible plan under  section  457(b) of the Code
                           that  is  maintained   by  a  state,   political
                           subdivision  of  a  state,   or  any  agency  or
                           instrumentality   of  a   state   or   political
                           subdivision  of  a  state  and  that  agrees  to
                           separately account for amounts  transferred into
                           such plan from this Plan. Also for distributions
                           after  December 31, 2001,  the  definition of an
                           Eligible  Retirement  Plan shall  apply  without
                           limitation  in the case of a  distribution  to a
                           surviving spouse or to a spouse or former spouse
                           who is the  alternate  payee  under a  qualified
                           domestic  relations order, as defined in section
                           414(p) of the Code.
                  (2)      "Eligible Rollover  Distribution" shall mean any
                           distribution  of  all  or  part  of  a  Member's
                           benefit   under   the  Plan,   except   for  the
                           following:
                           (A)      Substantially  equal periodic payments,
                                    not less frequently than annually, made
                                    over (i) the life or life expectancy of
                                    the  distributee,  (ii) the joint lives
                                    or  joint  life   expectancies  of  the
                                    distributee and a beneficiary, or (iii)
                                    a period of 10 or more years;
                           (B)      The portion of a distribution  required
                                    under Code Section 401(a)(9);
                           (C)      The   portion   of   any   distribution
                                    excluded  from  gross  income,  without
                                    regard   to  any   exclusion   for  net
                                    unrealized   appreciation  on  employer
                                    securities;
                           (D)      The  distribution of excess  deferrals,
                                    excess    contributions    and   excess
                                    aggregate contributions, as well as the
                                    income  or  loss   allocable   to  such
                                    distributions   and   the   return   of
                                    elective deferrals that were made under
                                    Section  401(k)  of the  Code  with any
                                    allocable  income  or loss in  order to
                                    satisfy  the limits  imposed by Section
                                    415 of the Code;
                           (F)      Other     types    or    portions    of
                                    distributions identified under Treasury
                                    regulations  or  in  Internal   Revenue
                                    Service pronouncements.
                           For  purposes  of  (A)  immediately  above,  the
                           determination    of   whether    payments    are
                           substantially  equal for a  specified  period is
                           made  when such  payments  first  begin  without
                           regard to contingencies  or  modifications  that
                           have not yet occurred. Notwithstanding any other
                           provision,   the   following   shall   apply  in
                           determining   whether  a   distribution   is  an
                           Eligible Rollover Distribution:
                                    (I)      Effective  for   distributions
                                             after  December 31, 1998,  the
                                             portion of a distribution that
                                             is a hardship  distribution as
                                             defined   in   Code    section
                                             401(k)(2)(B)(i)(IV)   is   not
                                             part of an  Eligible  Rollover
                                             Distribution.
                                    (II)     Effective  for   distributions
                                             after  December 31, 2001,  any
                                             amount that is  distributed on
                                             account of hardship  shall not
                                             be   an   Eligible    Rollover
                                             Distribution      and      the
                                             distributee  cannot  elect  to
                                             have  any  portion  of  such a
                                             distribution  paid directly to
                                             an Eligible Retirement Plan.
                                    (III)    Effective  for   distributions
                                             after  December  31,  2001,  a
                                             portion   of  a   distribution
                                             shall   not   fail  to  be  an
                                             Eligible Rollover Distribution
                                             merely   because  the  portion
                                             consists of after tax employee
                                             contribution   that   are  not
                                             includible  in  gross  income.
                                             However,  such  portion may be
                                             transferred    only    to   an
                                             individual  retirement account
                                             or   annuity    described   in
                                             section  408(a)  or (b) of the
                                             Code,   or   to  a   qualified
                                             defined    contribution   plan
                                             described in section 401(a) or
                                             403(a) of the Code that agrees
                                             to   separately   account  for
                                             amounts    so     transferred,
                                             including           separately
                                             accounting  for the portion of
                                             such   distribution   that  is
                                             includible in gross income and
                                             the     portion     of    such
                                             distribution  that  is  not so
                                             includible.

                                 ARTICLE 14
                                 TRUST FUND
         14.1  Trust  Fund.  All the funds of the Plan shall be held by the
Trustee  appointed from time to time by the Sponsoring  Company,  in one or more trusts  under a trust  agreement  entered into between the Trustee and the  Sponsoring  Company for use in providing  the benefits of the Plan and paying any  expenses  of the Plan not paid  directly  by the  Participating
Companies.  The fact that separate  accounts are maintained for each Member shall not be deemed to segregate  for such  Member,  or to give such Member any direct interest in, any specific asset or assets in the Trust Fund.
         14.2  Administration of the Trust Fund and Funding Policy.  Except
as otherwise provided in the Plan or the trust agreement and subject to the direction  and  control  of the  Sponsoring  Company  (or  other  fiduciary identified by the Sponsoring  Company for such purpose),  the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust Fund. The Sponsoring  Company shall have the authority to appoint an Investment Manager to manage (including the power to acquire and dispose
of) all or any part of the assets of the Trust Fund. The Sponsoring Company
shall  be  responsible  for   establishing  a  funding  policy  and  method
consistent with the objectives of the Plan and the  requirements of Title I of ERISA.
         14.3 Benefits  Payable Solely by Trust. All benefits payable under the  Plan  shall  be paid or  provided  for  solely  from  the  Trust.  The
Participating Companies assume no liability or responsibility therefor.
         14.4 Exclusive  Benefit of Trust Fund. Except as otherwise allowed under Section  403(c)(2)(A)  and (C) of ERISA, the assets of the Trust Fund shall not inure to the  benefit of any  Participating  Company and shall be held for the exclusive  purposes of providing benefits to Members and their
Beneficiaries and defraying reasonable expenses of administering the Plan.

                                 ARTICLE 15
                         ADMINISTRATION OF THE PLAN
         15.1  Plan  Administrator  and  Administration  of the  Plan.  The
Sponsoring  Company  shall be the  "administrator"  (as  defined in Section
3(16) of ERISA) of the Plan and  shall be a named  fiduciary  for the Plan.
Any reference to the Plan Administrator in the Plan shall be deemed to be a reference to the Sponsoring  Company,  unless the context clearly indicates otherwise.  The Sponsoring Company shall, in its capacity as administrator, be  responsible  for  the  performance  of  all  reporting  and  disclosure obligations under ERISA and all other obligations  required or permitted to be performed by the Plan administrator  under ERISA. The Sponsoring Company shall have all powers necessary and the discretion necessary and convenient to administer  the Plan in accordance  with its terms,  including,  but not limited to, all necessary,  appropriate and convenient  power and authority to interpret,  administer and apply the provisions of the Plan with respect
to  all  persons   having  or  claiming  to  have  any  rights,   benefits,
entitlements  or  obligations  under  the  Plan.  This  includes,   without
limitation,  the ability to construe and interpret  provisions of the Plan, make determinations  regarding law and fact,  reconcile any inconsistencies between  provisions  in the Plan or between  provisions of the Plan and any other statement  concerning the Plan,  whether oral or written,  supply any omissions  to the Plan or any  document  associated  with the Plan,  and to correct any defect in the Plan or in any document associated with the Plan.
All such interpretations of the Plan and documents associated with the Plan and questions concerning its administration and application,  as determined by the  Sponsoring  Company,  shall be  binding  on all  persons  having an interest  under  the  Plan.  Such  administrator  of the Plan  shall be the designated agent for service of legal process.
         15.2  Delegation of  Responsibility.  The  Sponsoring  Company may
delegate (and may give to its  delegatees  the authority to  redelegate) to
any  person  or  persons  any   responsibility,   power,  or  duty  whether
ministerial or fiduciary;  provided, however, no responsibility in the Plan or trust  agreement to manage or control the assets of the Plan (other than a power to appoint an Investment  Manager) may be delegated to anyone other than a  fiduciary  identified  pursuant  to Section  15.2 of the Plan.  The
Sponsoring Company,  the Trustee or any delegatee,  redelegatee or designee of either  of them may  employ  one or more  persons  to  render  advice or perform ministerial duties with regard to any responsibility such fiduciary has under the Plan.
         15.3 Liability.  The board of directors of the Sponsoring  Company and any  delegatee,  redelegatee  or designee  (other  than any  Investment
Manager  or  Trustee),  and any  employee  of a  Participating  Company  or
Affiliated Company serving the Plan in any capacity within the scope of his employment  shall be free from all  liability for their acts and conduct in the  administration  of the  Plan and  Trust  except  for  acts of  willful misconduct;  provided, however, that the foregoing shall not relieve any of
them  from  any   responsibility  or  liability  for  any   responsibility,
obligation or duty that they may have pursuant to ERISA.
         15.4 Indemnity by Participating Companies. In the event and to the extent not insured against by any insurance  company pursuant to provisions of any applicable  insurance  policy,  the  Participating  Companies  shall indemnify  and hold  harmless any person from any and all claims,  demands, suits or proceedings  made or threatened by reason of the fact that he, his
testator  or  intestate   (i)  is  or  was  a  director  or  officer  of  a
Participating  Company  or an  Affiliated  Company  or  (ii)  is or  was an
employee of a Participating  Company or an Affiliated Company who serves or served the Plan or Trust in any capacity within the scope of his employment and as a delegatee (or  redelegatee)  of the Sponsoring  Company,  provided such person acted, in good faith, in what he reasonably  believed to be the best  interest  of the Plan.  Expenses  against  which  such  person may be indemnified  hereunder  include,  without  limitation,  the  amount  of any settlement or judgment,  costs, counsel fees and related charges reasonably incurred  in  connection  with a claim  asserted or  proceeding  brought or settlement thereof. A Participating  Company from which indemnification may be sought  hereunder  may, at its expense,  settle any such claim,  demand, suit or proceeding made or threatened when such settlement appears to be in the best interest of such  Participating  Company.  This Section 15.4 shall not be construed to limit whatever rights of indemnity to which the persons specified in this Section 15.4 and such other  persons not described in the foregoing  provisions  of this Section 15.4 who are or were (or claim under or through)  employees of a Participating  Company or an Affiliated Company
may be entitled by law, corporate by-law or otherwise.
         15.5  Payment  of Fees and  Expenses.  The  Trustee,  the board of directors  of the  Sponsoring  Company and any  delegatee,  redelegatee  or designee  shall  be  entitled  to  payment  from  the  Trust  Fund  for all reasonable fees, costs, charges and expenses incurred by them in the course of performance of their duties under the Plan and the Trust,  except to the extent  that such fees and costs are paid by any  Participating  Company or
Affiliated  Company.  Notwithstanding  any other  provision  of the Plan or
Trust,  no person who is a  "disqualified  person"  within  the  meaning of
Section 4975(e)(2) of the Code, or a "party in interest" within the meaning of  Section  3(14)  of  ERISA  and who  receives  full-time  pay  from  any
Participating Company or Affiliated Company shall receive compensation from the Trust Fund,  except for reimbursement of expenses properly and actually incurred.
         15.6 Voting of Shares.  All voting  rights with  respect to common stock in Fund A under Section 8.1 held by the Trustee shall be exercised by the  Trustee  only as  directed by the  Members  (and by  Beneficiaries  of deceased  Members who have not received a distribution  of their  benefits, and such Beneficiaries shall be treated as Members for purposes of applying the provisions of this Section 15.6) having all or a part of their Accounts and/or  Tax  Deferred  Accounts  invested  in such Fund A,  acting in their capacity as named fiduciaries  (within the meaning of ERISA Section 402) in accordance with the provisions of this Section 15.6.  Before each annual or special meeting of  shareholders  of the Sponsoring  Company (or such other company which issued such securities, if applicable) there shall be sent to each such Member a copy of the proxy  solicitation  material sent generally to  shareholders  for such meeting,  together with a form to be returned to the  Trustee,  requesting  instructions  from  the  Member,  acting  in his capacity as a named fiduciary, to the Trustee on how to separately vote (I)
the  stock  allocable  to that part of such  Member's  Account  and/or  Tax
Deferred  Account  in  Fund  A ,  and on  how  to  separately  vote  (II) a proportionate  share  (based  on the stock  allocable  to that part of such
Member's Account and/or Tax Deferred Account in Fund A) of the Non-Directed
Securities (defined below). For purposes of this Section 15.6, Non-Directed
Securities  shall  mean that  common  stock  allocated  to Fund A for which instructions  are not timely received by the Trustee.  Upon receipt of such instructions,  the Trustee shall vote such shares as instructed. In lieu of voting fractional shares as instructed by Members, the Trustee may vote the combined  fractional  shares of such  securities to the extent  possible to reflect the directions of Members with  allocated  fractional  shares.  The number of votes to which a Member's  direction  under clause  (II),  above, applies  shall be the  number of votes  equal to the total  number of votes attributable  to the sum of the votes related to the common stock  referred to in said clause (II) multiplied by a fraction,  the numerator of which is the  number  of  shares  of  common  stock  allocable  to that part of such
Member's  Account and/or Tax Deferred Account in Fund A and the denominator of which is the total  number of shares of common  stock  allocable to that part of all such Members'  Accounts and/or Tax Deferred  Accounts in Fund A
who have timely  provided  instructions  to the Trustee with respect to the common stock  referred to in said clause (II). For purposes of this Section
15.6,  fractional  shares  shall be rounded to the nearest  1/1,000th  of a share.  Except to the extent required by law, the instructions  received by the  Trustee  from a  Member  under  this  Section  15.6  shall  be held in confidence  by the  Trustee and any  contractor  retained by the Trustee to assist in  tabulation of votes and shall not be divulged or released to the
Sponsoring  Company,  to any  officer  of the  Sponsoring  Company,  to any employee of the  Sponsoring  Company or to any other person,  except in the aggregate.

                                 ARTICLE 16
                          BENEFIT CLAIMS PROCEDURE
         16.1 Initial  Claim - Notice of Denial.  If any claim for benefits
(within the meaning of section 503 of ERISA) is denied in whole or in part, the  Sponsoring  Company will provide  written  notification  of the denied claim to the Member or Beneficiary, as applicable, (hereinafter referred to as the claimant) in a reasonable  period,  but not later than 90 days after the claim is  received.  The 90-day  period can be extended  under  special circumstances.  If  special  circumstances  apply,  the  claimant  will  be notified  before the end of the 90-day period after the claim was received.
The notice will  identify the special  circumstances.  It will also specify the expected date of the decision.  When special  circumstances  apply, the claimant must be notified of the decision not later than 180 days after the claim is received.

The written decision will include:

(a)               The reasons for the denial.
(b)               Reference to the Plan  provisions  on which the denial is
                  based.  The  reference  need not be to page numbers or to
                  section  headings or titles.  The reference only needs to
                  sufficiently   describe  the   provisions   so  that  the
                  provisions could be identified based on that description.
(c)               A  description  of  additional  materials or  information
                  needed to process  the claim.  It will also  explain  why
                  those materials or information are needed.
(d)               A  description  of the  procedure  to appeal the  denial,
                  including the time limits applicable to those procedures.
                  It will also  state  that the  claimant  may file a civil
                  action  under  section 502 of ERISA (ERISA - ss.29 U.S.C.
                  1132).  The  claimant  must  complete  the Plan's  appeal
                  procedure before filing a civil action in court.

If the claimant does not receive notice of the decision on the claim within the prescribed time periods,  the claim is deemed denied. In that event the claimant may proceed with the appeal procedure described below.
         16.2  Appeal  of Denied  Claim.  The  claimant  may file a written appeal of a denied  claim with the  Sponsoring  Company  in such  manner as determined from time to time. The Sponsoring Company is the named fiduciary under ERISA for purposes of the appeal of the denied claim.  The Sponsoring
Company may delegate its  authority to rule on appeals of denied claims and any person or persons or entity to which such  authority is  delegated  may re-delegate that authority.  The appeal must be sent at least 60 days after the claimant received the denial of the initial claim. If the appeal is not sent within this time, then the right to appeal the denial is waived.

The claimant may submit  materials  and other  information  relating to the claim. The Sponsoring Company (or its delegate) will appropriately consider these  materials and other  information,  even if they were not part of the initial claim  submission.  The claimant will also be given  reasonable and free  access to or  copies  of  documents,  records  and other  information relevant to the claim.

Written notification of the decision on the appeal will be delivered to the claimant  in a  reasonable  period,  but not later  than 60 days  after the appeal is  received.  The  60-day  period  can be  extended  under  special circumstances.  If  special  circumstances  apply,  the  claimant  will  be notified before the end of the 60-day period after the appeal was received.
The notice will  identify the special  circumstances.  It will also specify the expected date of the decision.  When special  circumstances  apply, the claimant must be notified of the decision not later than 120 days after the appeal is received.

Special rules apply if the Sponsoring Company designates a committee as the appropriate  named  fiduciary  for  purposes of deciding  appeals of denied claims.  For the special rules to apply,  the committee must meet regularly on at least a quarterly basis.

When the special  rules for  committee  meetings  apply the decision on the appeal  must be made  not  later  than the  date of the  committee  meeting immediately  following the receipt of the appeal. If the appeal is received within 30 days of the next following meeting, then the decision must not be made later  than the date of the second  committee  meeting  following  the receipt of the appeal.

The  period for making the  decision  on the appeal can be  extended  under special circumstances. If special circumstances apply, the claimant will be notified by the  committee or its delegate  before the end of the otherwise applicable period within which to make a decision. The notice will identify the special  circumstances.  It will also specify the expected  date of the decision.  When special  circumstances apply, the claimant must be notified of the  decision  not later  than the date of the third  committee  meeting after the appeal is received.

In any event,  the claimant will be provided written notice of the decision within a reasonable period after the meeting at which the decision is made.
The  notification  will not be later than 5 days after the meeting at which the decision is made.

Whether the  decision on the appeal is made by a committee or not, a denial of the appeal will include:

(a)               The reasons for the denial.
(b)               Reference to the Plan  provisions  on which the denial is
                  based.  The  reference  need not be to page numbers or to
                  section  headings or titles.  The reference only needs to
                  sufficiently   describe  the   provisions   so  that  the
                  provisions could be identified based on that description.
(c)               A statement  that the claimant may receive free of charge
                  reasonable access to or copies of documents,  records and
                  other information relevant to the claim.
(d)               A  description   of  any   voluntary   procedure  for  an
                  additional appeal, if there is such a procedure.  It will
                  also  state  that the  claimant  may file a civil  action
                  under section 502 of ERISA (ERISA - ss.29 U.S.C. 1132).

If the  claimant  does not  receive  notice of the  decision  on the appeal within the prescribed  time periods,  the appeal is deemed denied.  In that event the claimant may file a civil action in court. The decision regarding a denied  claim is final and  binding on all those who are  affected by the decision. No additional appeals regarding that claim are allowed.

                                 ARTICLE 17

                         INALIENABILITY OF BENEFITS

         The right of any Member or  Beneficiary  to any benefit or payment under the Plan or Trust or to any separate  account  maintained as provided by the Plan shall not, to the fullest  extent  permitted by law, be subject
to  voluntary  or  involuntary   anticipation,   transfer,   alienation  or
assignment,  attachment,  execution,  garnishment,  levy,  sequestration or other legal or  equitable  process.  The  foregoing  shall not apply to the extent  allowed  under Code  section  401(a)(13).  In the event a Member or
Beneficiary  who is receiving or is entitled to receive  benefits under the
Plan  attempts  to assign,  transfer  or dispose  of such  right,  or if an attempt is made to subject  said right to such  process,  such  assignment, transfer  or  disposition  shall  be null  and  void.  Notwithstanding  the foregoing  provisions hereof,  expressly permitted are: (i) any arrangement to which the Sponsoring  Company consents for the direct deposit of benefit payments to any account in a bank,  savings and loan  association or credit union, provided such arrangement is not part of an arrangement constituting an assignment or  alienation;  (ii) the recovery by the Plan of overpayment of benefits previously made to a Member or Beneficiary;  or (iii) effective on and after January 1, 1985, the creation, assignment, or recognition of a right to any benefit  payable  pursuant to a qualified  domestic  relations
court  order  as  defined  in  ERISA.   Effective  December  1,  1995,  and
notwithstanding  anything  contrary  contained in the Plan,  any  Alternate
Payee who is  assigned a Plan  benefit  pursuant  to a  qualified  domestic relations  order  shall,  upon the approval of such  assignment  under such order by the Plan  Administrator  or its delegate and after such assignment is  recorded  on the  records of the Plan  maintained  by the  Trustee,  be entitled to receive a distribution of such assigned  benefit as a lump sum, regardless of whether the Member from whose benefit the assignment was made is otherwise entitled to receive a distribution under the Plan.

                                 ARTICLE 18

                    ADOPTION OF PLAN BY OTHER COMPANIES

         Any company  may,  with the  approval of the  Sponsoring  Company, adopt this Plan pursuant to appropriate written resolutions of the board of directors  or other  managing  body or  delegatee  of such  company  and by executing  such documents with the Trustee as may be necessary to make such company a party to the Trust as a  Participating  Company.  A company which adopts the Plan is thereafter a  Participating  Company with respect to its
Employees  for  purposes of the Plan. A company that adopted the Plan shall cease to be a Participating Company when any of the following happens:
(a)               Such company's  managing body adopts actions  designed to
                  end such company's participation in this Plan;
(b)               Such  company  ceases  active  business or ceases to have
                  active employees that meet the requirements to be Members
                  of the Plan and the  Sponsoring  Company  takes action to
                  memorialize  the effective date such company ceased to be
                  a Participating Company; or
(c)               Such  other  reasonable  action  taken by the  Sponsoring
                  Company  and the  Participating  Company  intended to end
                  said  Participating  Company's  status as a Participating
                  Company.

                                 ARTICLE 19

               WITHDRAWAL OF PARTICIPATING COMPANY FROM PLAN

         19.1 Notice of Withdrawal.  Subject to provisions of Section 19.4, any Participating  Company, with the consent of the Sponsoring Company, may at any time withdraw from the Plan upon giving the  Sponsoring  Company and the  Trustee  at  least 30 days  notice  in  writing  of its  intention  to withdraw.
         19.2  Segregation  of  Trust  Assets  Upon  Withdrawal.  Upon  the
withdrawal of a Participating Company pursuant to Section 19.1, the Trustee shall  segregate the allocable  share of the assets in the Trust Fund,  the value of which  shall equal the total  credited to the  accounts of Members employed by the withdrawing  Participating  Company. Such segregation shall occur upon a Valuation  Date or such other date as may be  specified by the
Sponsoring Company.
         19.3 Exclusive Benefit of Members.  Except as otherwise allowed by law,  neither the  segregation  and  transfer of the Trust  assets upon the withdrawal of a Participating  Company nor the execution of a new agreement and declaration of trust by such  withdrawing  Participating  Company shall operate to permit any part of the Trust Fund to be used for or  diverted to purposes  other than for the  exclusive  benefit of the  Members  and their
Beneficiaries.
         19.4  Applicability  of  Withdrawal  Provisions.   The  withdrawal
provisions  contained  in this Article 19 shall be  applicable  only if the withdrawing  Participating  Company  continues  to cover  its  Members  and eligible Employees in another defined contribution plan and trust qualified under  Sections  401  and  501  of the  Code.  Otherwise,  the  termination provisions of Article 21 of the Plan shall apply.

                                 ARTICLE 20

                           AMENDMENT OF THE PLAN

         The Sponsoring Company may, by and through actions of its board of directors or any delegatee  thereof,  amend the Plan with respect to any or all  Participating  Companies at any time, and from time to time, by action of the Board of  Directors  of the  Sponsoring  Company  or its  delegatee;
provided,  however,  except as otherwise  allowed by law, no such amendment shall  operate  to  permit  any  part of the  Trust  Fund to be used for or diverted to purposes  other than the  exclusive  benefit of the Members and their Beneficiaries.

                                 ARTICLE 21

                PERMANENCY OF THE PLAN AND PLAN TERMINATION

         21.1 Merger or  Consolidation  of Plan. The Plan may not be merged or consolidated  with, nor may its assets or liabilities be transferred to, any other  plan,  unless each  Member  would (if the Plan then  terminated)
receive a benefit immediately after the merger, consolidation,  or transfer which is equal to or greater  than the benefit he would have been  entitled to receive  immediately before the merger,  consolidation,  or transfer (if the Plan had then terminated).
         21.2 Right to Terminate Plan. The Sponsoring  Company reserves the right to terminate either the Plan or both the Plan and the Trust as to any or all Participating Companies.
         21.3  Discontinuance  of  Contributions.  Whenever the  Sponsoring
Company   determines   that  it  is  impossible  or  inadvisable   for  any
Participating  Company to make  further  contributions  as  provided in the
Plan, such Participating  Company may, without  terminating the Plan and/or
Trust,  temporarily or permanently discontinue all further contributions by such  Participating  Company.  Thereafter,  the Sponsoring  Company and the
Trustee shall  continue to administer  all the provisions of the Plan which are necessary and remain in force,  other than the  provisions  relating to contributions  by such  Participating  Company.  However,  the Trust  shall remain in existence with respect to such  Participating  Company and all of the provisions of the Trust Agreement shall remain in force.
         21.4  Termination  of Plan and Trust.  If the  Sponsoring  Company
determines  to  terminate  (as to any  Participating  Company) the Plan and
Trust completely,  they shall be terminated  insofar as they are applicable to such Participating Company as of the date of such termination. Upon such termination  of the Plan and  Trust,  after  payment  of all  expenses  and
proportional   adjustment   of  accounts   of  Members   employed  by  such
Participating  Company  to reflect  such  expenses,  Trust Fund  profits or losses, and allocations of any previously  unallocated funds to the date of termination,  such  Participating  Company's  Members  shall be entitled to receive  the amount  then  credited to their  respective  Accounts  and Tax
Deferred  Accounts in the Trust Fund.  However,  the  occurrence  of such a termination  shall  not,  in and of  itself,  entitle  Members to receive a distribution of their Tax Deferred  Accounts.  Such entitlement  shall only occur if neither the Sponsoring Company nor any Affiliated Company maintain a successor plan, other than an ESOP satisfying the requirements of Section
4975(e)(7).  For this purpose, a successor plan is any defined contribution plan maintained by the Sponsoring Company or an Affiliated Company,  except that such a plan shall not be deemed to be a successor plan if at all times during  the 24 month  period  preceding  the 12  month  period  before  the termination  of this Plan fewer than 2% of the  Employees who were eligible to  participate  in this Plan are eligible for such other plan. If a Member with a Tax Deferred Account is entitled to a distribution  upon termination of the Plan because of the satisfaction of the foregoing requirements, then any distribution to such a Member must be made as a lump sum  distribution, as defined in Code Section  401(k)(10)(B),  or any successor  thereto.  The
Sponsoring  Company,  in its sole  discretion,  may cause  payment  of such amount to be made in cash,  or in assets of the  Trust  Fund.  Any  amounts unallocable to such  Participating  Company's  Members shall be returned to the Sponsoring Company.

                                 ARTICLE 22

                               MISCELLANEOUS

         22.1 Status of  Employment  Relations.  Nothing  herein  contained shall be deemed (i) to give to any employee the right to be retained in the employ  of  a  Participating  Company;  (ii)  to  affect  the  right  of  a
Participating  Company to terminate or discharge  any employee at any time;
(iii) to give a Participating  Company the right to require any employee to remain in its employ;  or (iv) to affect any employee's  right to terminate his employment at any time.
         22.2  Applicable  Law. To the extent that State law shall not have been  preempted by ERISA or any other laws of the United  States,  the Plan shall be construed,  regulated,  interpreted and administered  according to the laws of the Commonwealth of Kentucky.
         22.3 Legal  Effect.  The Plan  described  herein  shall  amend and supersede,  as of January 1, 2003,  and at such other  individual  dates as indicated  throughout,  all provisions in the Plan as in effect on December
31, 2002,  except as otherwise  provided herein and further  excepting that the rights of former Members who terminated  employment or retired prior to
January 1, 2003, or made a total  withdrawal prior to January 1, 2003 while employed,  shall be governed by the terms of the Plan in effect at the time of termination  of employment or  retirement,  or in effect on December 31,
2002 in the case of total withdrawals  while employed,  as the case may be, unless otherwise provided herein.
         22.4 Military Leave. Notwithstanding any provisions of the Plan to the contrary,  contributions,  benefits and service  credit with respect to qualified military service will be provided in accordance with Code section
414(u) and all other  applicable  law.  A Member  who  returns to work from qualified  military  service  may  make up  contributions  missed  while on military  leave.  These  contributions  are in addition to other  allowable contributions  under the Plan.  The Member has until the earlier of (1) the period equal to three times the period of qualified military service or (2)
five years. The Participating  Company  contributions  that would have been paid with  respect to such Member  contributions  under the  provisions  of
Article  7 of the  Plan at the  particular  time  applicable  will  also be contributed  with  respect  to  a  Member's  make-up  contributions.  These
Participating  Company  contributions  are in  addition  to any other  such contributions  made with  respect  to the  Member's  contributions  for the present  Plan  Year.  While  on a  qualified  military  leave a  Member  is considered  to earn the rate of  Compensation  he would have received if he had not been  engaged in  qualified  military  service.  If this  cannot be determined with reasonable certainty, then the Member's deemed Compensation would  be the  average  of the  Member's  Compensation  for  the 12  months preceding  the  qualified  military  service  (or period of  employment  if shorter than 12 months).

                                 ARTICLE 23
                                TENDER OFFER
         23.1 Applicability.  The provisions of this Article 23 shall apply in the event any person,  either alone or in conjunction with others, makes a tender  offer,  or exchange  offer,  or  otherwise  offers to purchase or solicits  an  offer  to sell  to such  person  one  percent  or more of the outstanding  shares  of  common  stock of the  Sponsoring  Company  (herein jointly and severally referred to as a "tender offer").
         23.2 Instructions to Trustee. All decisions with respect to tender offers with respect to the shares of common stock of the Sponsoring Company held in Fund A under  Section  8.1 of the Plan  shall be  exercised  by the
Trustee only as directed by the Members (and by  Beneficiaries  of deceased
Members who have not received a distribution  of their  benefits,  and such
Beneficiaries  shall be treated as Members for  purposes  of  applying  the provisions  of this  Article  23) who have all or a part of their  Accounts and/or Tax Deferred  Accounts  invested in Fund A, acting in their capacity as  named  fiduciaries  (within  the  meaning  of  ERISA  Section  402)  in accordance  with the  provisions  of this Article 23. In the event a tender offer is received by the Trustee  (including  a tender  offer for shares of such common stock subject to Section 14 (d) (1) of the Securities  Exchange
Act of 1934 or subject to Rule 13e-4  promulgated  under such Act, as those provisions  may be amended from time to time),  in accordance  with Section
23.1,  to purchase or exchange  any such shares of common stock held by the
Trustee,  the Trustee shall inform each Member who has all or a part of his
Account and/or Tax Deferred Account invested in Fund A, in writing,  of the terms of the tender offer as soon as practicable  and shall furnish to each such Member such  documents  as are  prepared by any person and provided to shareholders of the Sponsoring Company pursuant to the Securities  Exchange
Act of 1934 and a form to each such  Member to be  returned  to the Trustee requesting instructions from such Member, acting in his capacity as a named fiduciary,  on whether or not to sell, offer to sell, exchange or otherwise dispose of the common stock allocable to that part of such Member's Account and/or Tax  Deferred  Account in Fund A  (determined  as of the most recent
Valuation Date for which information is readily available). Upon receipt of such separate instructions,  the Trustee shall act upon the tender offer as instructed.  For  purposes of this Article 23,  fractional  shares shall be rounded to the nearest  1/1,000th of a share. The instructions  referred to herein  shall be in such form and shall be filed in such manner and at such time as the Sponsoring Company and the Trustee may prescribe.
         23.3  Trustee  Action on Member  Instructions.  The Trustee  shall sell, offer to sell, exchange or otherwise dispose of the common stock held
in  Fund  A  under  the  Trust  as  directed  by  Members   through   their
instructions, as provided in Section 23.2. The number of shares to be sold, offered for sale,  exchanged or otherwise  disposed of by the Trustee under this Section 23.3 pursuant to a Member's  direction shall reflect the value of such Member's  Account  and/or Tax Deferred  Account  invested in Fund A
(excluding  all  investments  in Fund A other  than the  shares to be sold, offered or exchanged)  determined as of the latest Valuation Date for which record  processing  has  been  completed  at  the  time  of  the  Trustee's disposition of shares.  Each Member directing the Trustee to dispose of his allocable shares under this Article 23 shall also be deemed to have elected a transfer of the total value of his Account and/or Tax Deferred Account in
Fund A to a new  investment  fund  under the  Plan.  For  purposes  of this
Article 23, such deemed  transfers  shall be  effective as of and shall use values as of the  Valuation  Date used to determine the number of shares to be sold,  offered  for sale,  exchanged  or  otherwise  disposed  of by the
Trustee  under this Section  23.3.  Any gain or loss,  whether  realized or unrealized,  on the directed  disposition  of shares shall be allocated (in accordance  with the provisions of Section 10.3) among the Members who have directed  such a  disposition  under this Article 23. The proceeds  derived from  dispositions  directed under this Article 23 shall be invested by the
Trustee in  accordance  with Section  23.4.  Except for the  provisions  of
Section  8.2 and  Section  8.4 all the  provisions  of the Plan  and  trust agreement  shall apply to such new  investment  fund.  Any shares  becoming allocable to a Member's Account and/or Tax Deferred Account in Fund A after the latest Valuation Date for which record processing has been completed at the time of the Trustee's disposition of shares shall remain a part of such
Member's  Account and/or Tax Deferred  Account in Fund A subject to all the provisions of the Plan other than this Article 23.
         23.4 Investment of Proceeds. Any securities received in connection with a  disposition  directed  under this Article 23 shall remain a part of the new investment fund subject, however, to the Sponsoring Company's right to amend the Plan in accordance with its provisions. Any cash proceeds of a disposition  directed under this Article 23 and any income from investments under the new  investment  fund shall  remain a part of the new  investment fund and shall be invested in such securities as the Sponsoring Company (or other fiduciary  identified by the Sponsoring Company for such purpose) may from  time  to  time  direct;  provided,  however,  in the  absence  of any direction from the Sponsoring Company or other fiduciary the Trustee may in its discretion, or pursuant to applicable provisions in the trust agreement if any such provisions  appear therein,  invest the cash proceeds in Fund B described in Section 8.1 of the Plan.
         23.5 Action With Respect to Members Not Instructing the Trustee or
Not  Issuing  Valid  Instructions.  To the  extent to which  Members do not instruct  the  Trustee or do not issue valid  directions  to the Trustee to sell, offer to sell,  exchange or otherwise  dispose of the shares of stock of the  Sponsoring  Company  allocable to their Account and/or Tax Deferred
Accounts  in Fund A, such  Members  shall be deemed  to have  directed  the
Trustee  that  such  shares  remain  invested  in  Fund  A  subject  to all provisions of the Plan other than this Article 23.
         23.6  Withdrawal  of Shares.  In the  event,  under the terms of a tender  offer or  otherwise,  any shares of common stock held in Fund A and tendered  for sale,  exchange  or  transfer  pursuant  to such offer may be withdrawn  from such offer,  the  Trustee  shall  follow such  instructions respecting the withdrawal of such shares from such offer in the same manner and in the same  proportion as shall be timely received by the Trustee from
Members entitled under this Article 23 to give instructions as to the sale, exchange or transfer of shares of such common stock pursuant to such offer, acting in their capacity as named fiduciaries.
         23.7 Partial Offers. In the event that an offer for fewer than all of the shares of common  stock  invested  in Fund A and held by the Trustee shall be received by the Trustee, the total number of shares of such common stock that the Plan sells,  exchanges or  transfers  pursuant to such offer shall be allocated among Members'  Accounts and/or Tax Deferred  Accounts , to the extent  that such  accounts  are  invested  in Fund A, on a pro rata basis in accordance with the directions  received from Members with respect to the allocable  share of each such Member's  Account  and/or Tax Deferred
Account invested in Fund A.
         23.8 Multiple  Offers.  In the event an offer shall be received by the Trustee and  instructions  shall be solicited from Members  pursuant to
Sections  23.2 to 23.7  hereof  regarding  such  offer,  and,  prior to the termination of such offer, another offer is received by the Trustee for the shares of common stock  invested in Fund A subject to the first offer,  the
Trustee  shall use its best  efforts  under the  circumstances  to  solicit instructions from the Members in their capacity as named fiduciaries:
         (a)      with respect to shares of common stock tendered for sale,
                  exchange or transfer pursuant to the first offer, whether
                  to withdraw such tender, if possible,  and, if withdrawn,
                  whether to tender any shares of common stock so withdrawn
                  for sale,  exchange  or  transfer  pursuant to the second
                  offer, and
         (b)      with  respect to shares of common  stock not tendered for
                  sale,  exchange or transfer  pursuant to the first offer,
                  whether to tender or not to tender  such shares of common
                  stock for sale,  exchange  or  transfer  pursuant  to the
                  second offer.
The Trustee shall follow all such instructions  received in a timely manner from Members in the same manner and in the same  proportion  as provided in
Sections  23.2 to 23.7 hereof.  With  respect to any further  offer for any such common stock  received by the Trustee and subject to any earlier offer
(including  successive  offers  from one or more  existing  offerors),  the
Trustee  shall act in the same manner as  described  above in this  Section
23.8.
         23.9 No Impact on Account. A Member's  instructions to the Trustee to  tender  or  exchange  shares  of  common  stock  shall  not be deemed a withdrawal  or  suspension  from the Plan or a forfeiture of any portion of the Member's benefit.
         23.10  Confidentiality.  The instructions  received by the Trustee from a Member  under  this  Article 23 shall be held in  confidence  by the
Trustee  and any  contractor  retained  by the  Trustee  to  assist  in the tabulation  of  tenders  and  shall  not be  divulged  or  released  to the
Sponsoring  Company,  to any  officer  of the  Sponsoring  Company,  to any employee of the  Sponsoring  Company or to any other person,  except in the aggregate, unless otherwise required by law.

                                 ARTICLE 24
             SPECIAL RULES IN THE EVENT PLAN BECOMES TOP HEAVY
         24.1  General.  Notwithstanding  any other  provision of the Plan, this  Article  24 shall  apply to each  Plan  Year as to which  the Plan is
"Top-Heavy" (as hereinafter defined in this Article 24), hereinafter called
"Top-Heavy  Year",  and, to the extent provided in this Article 24, to each
Plan Year following a Plan Year as to which the Plan is Top-Heavy.
         24.2 Minimum Benefits. The Participating Company contributions and forfeitures  allocated  to the Account  (for  purposes of this  Article 24, references to a Member's "Account" shall include such Member's Account, Tax
Deferred  Account and Restricted  Company Match Account) of each Member who is a Non-Key Employee and who is employed on the last day of the Plan Year, shall  not be  less  than  three  percent  of such  Member's  Compensation.
Notwithstanding  the preceding sentence,  the foregoing  percentage for any
Top-Heavy  Year  shall not  exceed the  percentage  at which  Participating
Company  contributions  and forfeitures are allocated to the Account of the
Key Employee  for whom such  percentage  is the highest for such  Top-Heavy
Year;  provided,  however,  that all defined  contribution  plans within an
Aggregation  Group  shall be treated as one plan.  The  minimum  benefit as prescribed  above is  determined  without  regard  to any  Social  Security contribution  and without regard to any salary deferral or cash or deferred contributions  made on  behalf  of  such a  Non-Key  Employee  under a plan qualified under Section 401(k) of the Code.
         24.3  Vesting.  In any Top-Heavy  Year,  the Account of any Member
shall be fully vested and  nonforfeitable,  as it is in years when the Plan is not Top-Heavy.
         24.4  Definitions.  For purposes of this Article 24, the following definitions  shall apply:
         (a)      "Aggregation  Group"  shall  mean  (i)  each  plan  of  a
                  Participating  Company or an Affiliated  Company in which
                  at least one Key Employee participates or participated at
                  any time during the Determination  Period  (regardless of
                  whether the plan has terminated); (ii) each other plan of
                  a  Participating  Company or an Affiliated  Company which
                  enables  any  plan  described  in (i)  above  to meet the
                  requirements of Section 401(a)(4) or 410 or the Code; and
                  (iii)  any  other  plan or  plans  which  the  Sponsoring
                  Company  elects to include  provided that the group would
                  continue to meet the  requirements of Sections  401(a)(4)
                  and 410 of the Code with such plan or plans  being  taken
                  into  account.  For  these  purposes,  the group of plans
                  included  under (i) and (ii) above is  considered to be a
                  "required  aggregation  group"  and the  group  of  plans
                  included   under   (i)-(iii)  is   considered   to  be  a
                  "permissive aggregation group."
         (b)      "Determination  Date"  shall  mean,  with  respect to the
                  first Plan Year, the last day of such Plan Year, and with
                  respect to any subsequent  Plan Year, the last day of the
                  preceding Plan Year.
         (c)      "Determination   Period"   shall   mean  the  Plan   Year
                  containing the Determination  Date and the four preceding
                  Plan Years.
         (d)      "Key Employee" shall mean, with respect to any Plan Year,
                  as  determined  under  Section  416(i) of the  Code,  any
                  person (and the beneficiary under the plan of any person)
                  who,  at any time  during the  Determination  Period with
                  respect  to such  Plan  Year,  is:
                  (1)      an  officer  of a  Participating  Company  or an
                           Affiliated Company who:
                           (A)      effective  for  Plan  Years   beginning
                                    after  December  31,  1986,  has annual
                                    compensation greater than 50 percent of
                                    the dollar  limitation  in effect under
                                    Section  415(b)(1)(A)  of the  Code for
                                    any such Plan Year, and
                           (B)      is taken  into  account  under  Section
                                    416(i) of the Code;
                  (2)      one of the ten employees who:
                           (A)      owns (or is considered as owning within
                                    the meaning of Sections  318 and 416(i)
                                    of  the  Code)  both  more  than  a 1/2
                                    percent ownership interest in value and
                                    one  of  the  ten  largest   percentage
                                    ownership  interests  in  value  of his
                                    employer; and
                           (B)      has (during the Plan Year of ownership)
                                    annual  compensation  from his employer
                                    and any Affiliated Company of more than
                                    the  limitation in effect under Section
                                    415(c)(1)(A)   of  the   Code  for  the
                                    calendar  year in which  such Plan Year
                                    ends;
                  (3)      a five  percent  owner (as  defined  in  Section
                           416(i) of the Code) of his employer or
                  (4)      a one  percent  owner  (as  defined  in  Section
                           416(i)  of  the  Code)  of his  employer  having
                           annual  compensation  from his  employer and any
                           Affiliated Company of more than $150,000.
         For  purposes of this  paragraph  (d),  "compensation"  shall mean
         compensation   as  defined  in  Section   7.4(d)  (which   defines
         "Limitation Year Compensation" for purposes of applying the annual addition  limitations)  of the Plan except  that salary  reduction contributions that would otherwise be excluded from the definition
         of  compensation   thereunder  because  of  special  tax  benefits
         applicable to such  contributions  under  Section 125,  402(a)(8),
         402(h)(1)(B)  or  403(b)  of the Code  shall be  included  in such compensation.
         (e)      "Non-Key  Employee"  shall mean any individual  who, with
                  respect to any Plan Year during the Determination Period,
                  is not a Key Employee.
         (f)      "Top-Heavy"  shall mean,  with  respect to any Plan Year,
                  that the Plan falls within a Top-Heavy  Group or that, as
                  of the  Determination  Date,  the Top Heavy Ratio exceeds
                  60%.
         (g)      "Top-Heavy  Group"  shall mean,  with respect to any Plan
                  Year, any Aggregation  Group if (as of the  Determination
                  Date)  the sum of the Top  Heavy  Ratios  for  each  plan
                  falling within the Aggregation Group exceeds 60%.
         (h)      "Top  Heavy  Ratio"  shall  mean,  with  respect  to  any
                  Determination Date:
                  (1)      For any  defined  benefit  plan the ratio of the
                           present value of the cumulative accrued benefits
                           (including  any benefits  derived from  employee
                           contributions)   under  the  plan  for  all  Key
                           Employees to the present value of the cumulative
                           accrued benefits (including any benefits derived
                           from employee  contributions) under the plan for
                           all  employees.  Such  present  value  shall  be
                           consistently  and  uniformly   determined  under
                           regulations under Section 416 of the Code (i) by
                           using the actuarial assumptions used by the plan
                           for purposes of minimum funding  standards under
                           Section 412 of the Code  (modified  as necessary
                           to conform with the  requirements of Section 415
                           of the Code and regulations thereunder); (ii) as
                           of the  most  recent  valuation  date  used  for
                           computing  plan  costs for  purposes  of minimum
                           funding  under  Section 412 of the Code  falling
                           within  a   12-month   period   ending   on  the
                           Determination    Date;    (iii)   by   including
                           distributions made within the Plan Year in which
                           falls  the  Determination   Date  and  the  four
                           preceding Plan Years; and (iv) on the basis that
                           each  employee  terminated   employment  on  the
                           valuation date.
                  (2)      For any defined contribution plan (including any
                           simplified  employee pension plan), the ratio of
                           the sum of the account  balances  under the plan
                           as of the  Determination  Date for Key Employees
                           to the sum of the  account  balances  under  the
                           plan  as  of  the  Determination  Date  for  all
                           employees. For purposes of computing this ratio,
                           any  distribution  made  within the Plan Year in
                           which falls the Determination  Date and the four
                           preceding  Plan Years shall be included and both
                           the numerator and  denominator  of the Top-Heavy
                           Ratio are increased to reflect any  contribution
                           not actually made as of the Determination  Date,
                           but which is required  to be taken into  account
                           on that date under  Section  416 of the Code and
                           the regulations thereunder.
                  (3)      For purposes of (1) and (2) above, the following
                           shall apply:
                           (A)      The value of account  balances  and the
                                    present value of accrued  benefits will
                                    be  determined  as of the  most  recent
                                    valuation  date  that  falls  within or
                                    ends with the 12-month period ending on
                                    the  applicable   Determination   Date,
                                    except as  provided  in Section  416 of
                                    the Code and the regulations thereunder
                                    for the first and second  plan years of
                                    a defined benefit plan.
                           (B)      There shall be disregarded  the account
                                    balances  and  accrued  benefits  of  a
                                    Member:
                                    (i)     who is a Non-Key Employee,  but
                                            who  was  a Key  Employee  in a
                                            Prior Plan Year or
                                    (ii)    with  respect  to a  Plan  Year
                                            beginning  after 1984,  who has
                                            not performed  services for the
                                            employer  maintaining  the plan
                                            at   any   time    during   the
                                            five-year  period ending on the
                                            Determination Date.
                           (C)      The calculation of the Top-Heavy Ratio,
                                    and the extent to which  distributions,
                                    rollovers  and transfers are taken into
                                    account will be made in accordance with
                                    Section   416  of  the   Code  and  the
                                    regulations thereunder.
                           (D)      Deductible   voluntary    contributions
                                    shall not be included.
                           (E)      The  value  of  account   balances  and
                                    accrued benefits under plans aggregated
                                    with the Plan shall be calculated  with
                                    reference  to the  Determination  Dates
                                    under such  plans that fall  within the
                                    same  calendar  year as the  applicable
                                    Determination Date under the Plan.
                           (F)      The value of account balances under the
                                    Plan  will  be  determined  as  of  the
                                    Determination  Date with respect to the
                                    applicable Plan Year.
                           (G)      The   accrued   benefit  of  a  Non-Key
                                    Employee shall be determined  under (i)
                                    the  method,  if  any,  that  uniformly
                                    applies for accrual  purposes under all
                                    de-fined  benefit  plans  maintained by
                                    the    Participating     Company    and
                                    Affiliated Companies,  or (ii) if there
                                    is no such  method,  as if such benefit
                                    accrued  not  more   rapidly  than  the
                                    slowest  accrual rate  permitted  under
                                    the   fractional    rule   of   Section
                                    411(b)(1)(C) of the Code.

SPECIAL SUPPLEMENT TO ARTICLE 24 - MODIFICATIONS TO TOP-HEAVY RULES
The following  provisions  replace the applicable  provisions of Article 24 that precede these supplemental provisions.

1.  Effective  date.  This section shall apply for purposes of  determining whether the Plan is a top-heavy  plan under section  416(g) of the Code for
Plan  Years  beginning  after  December  31,  2001,  and  whether  the Plan satisfies the minimum  benefits  requirements of section 416(c) of the Code for such years. This section amends the preceding provisions of Article 24.

2. Determination of top-heavy status.

2.1 Key  employee.  Key  employee  means any  Employee  or former  Employee
(including any deceased Employee) who at any time during the Plan Year that includes  the  determination  date was an  officer of the  employer  having annual  compensation  greater  than  $130,000 (as  adjusted  under  section
416(i)(1) of the Code for plan years  beginning after December 31, 2002), a
5-percent  owner of the  employer,  or a  1-percent  owner of the  employer having annual compensation of more than $150,000. For this purpose,  annual compensation means compensation  within the meaning of section 415(c)(3) of the  Code.  The  determination  of who is a key  employee  will  be made in
accordance   with  section   416(i)(1)  of  the  Code  and  the  applicable
regulations and other guidance of general applicability issued thereunder.

2.2  Determination  of present  values and amounts.  This section 2.2 shall apply for purposes of determining  the present  values of accrued  benefits and the amounts of account  balances of employees  as of the  determination date.

2.2.1  Distributions  during year  ending on the  determination  date.  The present values of accrued  benefits and the amounts of account  balances of an  Employee  as of  the  determination  date  shall  be  increased  by the distributions made with respect to the Employee under the Plan and any plan aggregated  with the Plan under  section  416(g)(2)  of the Code during the
1-year  period ending on the  determination  date.  The preceding  sentence shall also apply to distributions under a terminated plan which, had it not been  terminated,  would have been  aggregated  with the Plan under section
416(g)(2)(A)(i)  of the  Code.  In the  case of a  distribution  made for a reason other than  separation  from service,  death,  or  disability,  this provision shall be applied by substituting 5-year period for 1-year period.
2.2.2  Employees  not  performing   services  during  year  ending  on  the
determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

3. Minimum benefits.

3.1 Matching contributions.  Employer matching contributions shall be taken
into  account  for  purposes  of   satisfying   the  minimum   contribution
requirements  of section  416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching  contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching  contributions that are used to satisfy the minimum contribution  requirements shall be treated
as  matching   contributions  for  purposes  of  the  actual   contribution
percentage test and other requirements of section 401(m) of the Code.

                             AMENDMENT NO. 1
                                   TO THE
                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
                   As Restated Effective January 1, 2003
==============================================================================

                  WHEREAS,   Ashland  Inc.  established  the  Ashland  Inc.
Employee  Savings  Plan (known as the  Ashland  Inc.  Employee  Thrift Plan before October 1, 1995)  originally  effective June 1, 1964 for the benefit of employees eligible to participate therein;
                  WHEREAS, the aforesaid Plan was amended from time to time
and, as so amended,  was completely  amended and restated effective October
1, 1976 to comply with the  provisions  of the Employee  Retirement  Income
Security Act of 1974;
                  WHEREAS,  the  aforesaid  amended and  restated  Plan was
further  amended from time to time and was completely  amended and restated
effective on October 1, 1980,  on October 1, 1983,  on October 1, 1985,  on
October  1,  1989,  on October 1, 1995 on January 1, 1997 and on January 1,
2003;
                  WHEREAS, Article 20 of the aforesaid amended and restated
Plan, reserves to Ashland Inc. the right to further amend the Plan; and
                  WHEREAS,  Ashland Inc. desires to make further amendments
to the Plan;
                  NOW,  THEREFORE,  Ashland Inc. does hereby  further amend
the Ashland Inc.  Employee Savings Plan,  effective January 1, 2003, except to the extent  otherwise  noted, in accordance with the following terms and conditions:

1.       Effective as of January 1, 2003,  paragraph  (b) of Section 7.1 of the Plan is changed in its entirety as follows:

         (b) After June 30,  2003.  Effective  with  respect to an eligible
         Member's Basic  Contributions  made to the Plan from  Compensation processed after June 30, 2003, the  Participating  Companies shall contribute  to the  Trust,  in cash or in kind,  on behalf of each
         Member for whom there are Member Basic  Contributions,  the amount derived from the following table:

Column 1	Column 2
Successive Levels of Member Basic Contributions, as a Percentage of Compensation, to which Levels of Participating Company Contributions Relate	Participating Company Contributions as a Percentage of each Level of Member Basic Contributions in Column 1
1. at least 1% and not greater than 5%	1. 110%, to a maximum of 5.5% of Compensation

        Any forfeitures  under the Plan shall be used to reduce the amount of the Participating Companies' contributions that would otherwise be contributed  under this Section 7.1. The  determination  of the amount of the aggregate  Participating Company contributions,  and the payment thereof,  for each payment of Compensation for which a contribution  is to be made  shall be made as soon as  practicable after the payment of such Compensation,  as arranged, from time to time, between the Sponsoring  Company and the Trustee.  Subject to the  limitations  of Section 7.2 and Section 7.3 of the Plan,  the
         Participating  Company  contributions  made  with  regard  to each
         Member's Basic  Contributions shall be allocated to the Account of each such Member for the period for which such allocation is being made  with a portion  of such  contribution  invested  in Fund A -
         Ashland Common Stock Fund and the remainder  invested  pursuant to the Member's  investment  election for contributions of the Member under Articles 5 and 6 as determined under the following table:

Column 1		Column 2	Column 3	Column 4
Member Basic Contributions in 1 Percentage Point Increments		Participating Company Contributions for each $1 of Member Basic Contributions in Column 1	Portion of Participating Company Contributions in Column 2 Allocated to the Member's Account	Portion of Participating Company Contributions in Column 2 Invested on behalf of the Member in Fund A - Ashland Common Stock Fund
1.	first 1% of Compensation	1. $1.10	1. $ .50	1. $ .60
2.	second 1% of Compensation	2. $1.10	2. $ .50	2. $ .60
3.	third 1% of Compensation	3. $1.10	3. $ .50	3. $ .60
4.	fourth 1% of Compensation	4. $1.10	4. $ .50	4. $ .60
5.	fifth 1% of Compensation	5. $1.10	5. $ .50	5. $ .60

         Each Participating  Company's share of the aggregate Participating
         Company  contributions  for any period for which an  allocation is made  shall  equal  the sum of the  allocations  pursuant  to this
         Section 7.1 of such aggregate  Participating Company contributions to the  Accounts  of the Members  employed  by such  Participating
         Company during such period.

                              AMENDMENT NO. 2
                                   TO THE
                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
                   As Restated Effective January 1, 2003
==============================================================================

         WHEREAS,  Ashland  Inc.  established  the  Ashland  Inc.  Employee
Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October
1, 1995)  originally  effective  June 1, 1964 for the benefit of  employees eligible to participate therein;
         WHEREAS,  the aforesaid Plan was amended from time to time and, as so amended,  was completely  amended and restated effective October 1, 1976 to comply with the provisions of the Employee  Retirement  Income  Security
Act of 1974;
         WHEREAS,  the  aforesaid  amended  and  restated  Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980,  on October 1, 1983,  on October 1, 1985, on October 1,
1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
         WHEREAS,  Article 20 of the aforesaid  amended and restated  Plan, reserves to Ashland Inc. the right to further amend the Plan; and
         WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
         NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland
Inc.  Employee Savings Plan,  effective April 1, 2003, except to the extent otherwise noted, in accordance with the following terms and conditions:

1.       Effective  April 1, 2003,  paragraph a new Section 8.7 is added to the Plan as follows:

         8.7  Elimination  of Arch Coal  Investment  Fund.  Notwithstanding
anything in the Plan to the contrary,  effective  September  30, 2003,  the
Arch Coal  Investment  Fund is  eliminated.  The Trustee and the Sponsoring
Company may take such actions as they agree are convenient to implement the elimination  of this  Fund.  Any  amounts  remaining  in the  said  Fund on
September 30, 2003, shall be transferred to an investment option designated by the Trustee and the Sponsoring  Company.  Members and  Beneficiaries may
transfer  amounts they have  invested in the Arch Coal  Investment  Fund to other  available  investment  options  under the Plan before  September 30,
2003.

                              AMENDMENT NO. 3
                                   TO THE
                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
                   As Restated Effective January 1, 2003
==============================================================================

         WHEREAS,  Ashland  Inc.  established  the  Ashland  Inc.  Employee
Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October
1, 1995)  originally  effective  June 1, 1964 for the benefit of  employees eligible to participate therein;
         WHEREAS,  the aforesaid Plan was amended from time to time and, as so amended,  was completely  amended and restated effective October 1, 1976 to comply with the provisions of the Employee  Retirement  Income  Security
Act of 1974;
         WHEREAS,  the  aforesaid  amended  and  restated  Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980,  on October 1, 1983,  on October 1, 1985, on October 1,
1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
         WHEREAS,  Article 20 of the aforesaid  amended and restated  Plan, reserves to Ashland Inc. the right to further amend the Plan; and
         WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
         NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland
Inc. Employee Savings Plan,  effective February 1, 2004, in accordance with the following terms and conditions:

1. Effective February 1, 2004, as a clarification to the existing authority already  held by the  Sponsoring  Company  and the  Trustee  to  limit  the frequency of trades, Section 8.4 of the Plan is amended to read as follows:

         8.4  Transfer  Between  Investment  Funds.  A Member  may elect to transfer all or a portion of his Account and Tax Deferred  Account from one investment fund option  available under the trust agreement to or among any other  investment  fund  options  available  under the trust  agreement  by following  administrative  procedures  prescribed by the Sponsoring Company and the  Trustee  (acting  either in tandem or  alone),  from time to time.
Those  administrative  procedures  may  include  but are not limited to the following:
(a)  Requirements  regarding  the minimum  amount a Member may direct to be transferred from one investment fund to another;
(b)  Requirements  limiting the frequency  with which a Member may exchange amounts  between and among the investment fund options under the trust agreement; and
(c)  Other  requirements  that may be necessary or convenient to administer the  provisions  of this Section 8.4.
Investment changes under this Section 8.4 are generally effective not later than the end of the next day  following  the day on which  such  investment transfer  is  recorded  on the  records of the Trustee and on which the New
York Stock Exchange is open.

                              AMENDMENT NO. 4
                                   TO THE
                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
                   As Restated Effective January 1, 2003
==============================================================================
         WHEREAS,  Ashland  Inc.  established  the  Ashland  Inc.  Employee
Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October
1, 1995)  originally  effective  June 1, 1964 for the benefit of  employees eligible to participate therein;
         WHEREAS,  the aforesaid Plan was amended from time to time and, as so amended,  was completely  amended and restated effective October 1, 1976 to comply with the provisions of the Employee  Retirement  Income  Security
Act of 1974;
         WHEREAS,  the  aforesaid  amended  and  restated  Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980,  on October 1, 1983,  on October 1, 1985, on October 1,
1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
         WHEREAS,  Article 20 of the aforesaid  amended and restated  Plan, reserves to Ashland Inc. the right to further amend the Plan; and
         WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
         NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland
Inc.  Employee Savings Plan,  effective at the dates  identified  below, in accordance with the following terms and conditions:

1.  Effective  January 1, 2005, the following is added to the definition of
"Beneficiary" at the end of Section 2.1(f) of the Plan as follows:

Effective  January 1, 2005 and for  relevant  events that occur on or after that date,  "spouse"  shall mean an  individual to whom a Member is legally married  under  the law of the state in which the  marriage  occurred.  The
Sponsoring  Company  reserves the right to  investigate a claim of marriage and may institute  procedures under which an individual may demonstrate the marital status of a Member.

         2. Effective for  distributions of Plan benefits on or after March
28, 2005,  "$1,000" shall be substituted  for "$5,000" in Sections  13.2(b)
and 13.6(b)(2) of the Plan.

                              AMENDMENT NO. 5
                                   TO THE
                                ASHLAND INC.
                           EMPLOYEE SAVINGS PLAN
                   As Restated Effective January 1, 2003
==============================================================================
         WHEREAS,  Ashland  Inc.  established  the  Ashland  Inc.  Employee
Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October
1, 1995)  originally  effective  June 1, 1964 for the benefit of  employees eligible to participate therein;
         WHEREAS,  the aforesaid Plan was amended from time to time and, as so amended,  was completely  amended and restated effective October 1, 1976 to comply with the provisions of the Employee  Retirement  Income  Security
Act of 1974;
         WHEREAS,  the  aforesaid  amended  and  restated  Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980,  on October 1, 1983,  on October 1, 1985, on October 1,
1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
         WHEREAS,  Article 20 of the aforesaid  amended and restated  Plan, reserves to Ashland Inc. the right to further amend the Plan; and
         WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
         NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland
Inc.  Employee  Savings Plan effective for  contributions  allocated to the
Plan  on  or  after   August  1,  2005  (or  as  soon   thereafter   as  is
administratively  feasible),  in accordance  with the  following  terms and conditions:

1. Effective for contributions  allocated to the Plan on or after August 1,
2005, or as soon  thereafter  as is  administratively  feasible,  the first sentence of Section 7.1(b) of the Plan is amended to read as follows:

Effective with respect to an eligible Member's Basic  Contributions made to the Plan from  Compensation  processed after June 30, 2003 and allocated to
the  Plan  before  August  1,  2005,  the  Participating   Companies  shall
contribute  to the Trust,  in cash or in kind, on behalf of each Member for whom there are Member  Basic  Contributions,  the amount  derived  from the following table,  provided that such amount is allocated to the Plan before
August 1, 2005:

2. Effective for contributions  allocated to the Plan on or after August 1,
2005, or as soon thereafter as is administratively  feasible, a new Section
7.1(c) is added to the Plan as follows:

         (c) After July 31,  2005.  Effective  with  respect to an eligible
         Member's Basic Contributions  allocated to the Plan after July 31,
         2005, or as soon thereafter as is administratively  feasible,  the
         Participating  Companies shall contribute to the Trust, in cash or in kind,  on behalf of each Member for whom there are Member Basic
         Contributions, the amount derived from the following table:

Column 1	Column 2
Successive Levels of Member Basic Contributions, as a Percentage of Compensation, to which Levels of Participating Company Contributions Relate	Participating Company Contributions as a Percentage of each Level of Member Basic Contributions in Column 1
1. at least 1% and not greater than 5%	1. 110%, to a maximum of 5.5% of Compensation

         Any forfeitures under the  Plan shall be used to reduce the amount of the Participating Companies' contributions that would otherwise be contributed  under this Section 7.1. The  determination  of the amount of the aggregate  Participating Company contributions,  and the payment thereof,  for each payment of Compensation for which a contribution  is to be made  shall be made as soon as  practicable after the payment of such Compensation,  as arranged, from time to time, between the Sponsoring  Company and the Trustee.  Subject to the  limitations  of Section 7.2 and Section 7.3 of the Plan,  the
         Participating  Company  contributions  made  with  regard  to each
         Member's Basic  Contributions shall be allocated to the Account of each such Member for the period for which such allocation is being made and shall be  invested  pursuant to the  Member's  investment election for  contributions  of the Member under Articles 5 and 6.
         Each Participating  Company's share of the aggregate Participating
         Company  contributions  for any period for which an  allocation is made  shall  equal  the sum of the  allocations  pursuant  to this
         Section 7.1 of such aggregate  Participating Company contributions to the  Accounts  of the Members  employed  by such  Participating
         Company during such period.

AMENDMENT NO. 6
TO THE
ASHLAND INC.
EMPLOYEE SAVINGS PLAN
As Restated Effective January 1, 2003

WHEREAS, Ashland Inc. established the Ashland Inc. Employee Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October 1, 1995) originally effective June 1, 1964 for the benefit of employees eligible to participate therein;
WHEREAS, the aforesaid Plan was amended from time to time and, as so amended, was completely amended and restated effective October 1, 1976 to comply with the provisions of the Employee Retirement Income Security Act of 1974;
WHEREAS, the aforesaid amended and restated Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980, on October 1, 1983, on October 1, 1985, on October 1, 1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
WHEREAS, Article 20 of the aforesaid amended and restated Plan, reserves to Ashland Inc. the right to further amend the Plan; and
WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland Inc. Employee Savings Plan effective May 1, 2006 in accordance with the following terms and conditions:

1. Effective May 1, 2006, the following is added to the end of Section 5.4(b) of the Plan:

(5)
The requirement in sub-section (1) above that Direct Rollover contributions be made in cash (including a check) shall not apply to Direct Rollover contributions made after April 30, 2006 by Employees who become Members of the Plan because of the Sponsoring Company’s acquisition of Stockhausen, LLC.  Such a Member shall be able to make a Direct Rollover contribution to the Plan that includes the note for an outstanding plan loan under the 401(k) plan in which he or she participated immediately before the said acquisition, provided that the following requirements are met.  The portion of the Direct Rollover contribution that includes the note must be a loan offset amount as defined in Treas. Reg. §1.402(c)-2, Q&A-9 and otherwise be part of an eligible rollover (see sub-section (3) hereinabove).  Unless otherwise announced by written publication from the Sponsoring Company and the Trustee, such a Member will have to make a Direct Rollover contribution of the total balance of such Member’s account balance in the said 401(k) plan that meets the requirements for an eligible rollover.  Additionally, a rollover contribution hereunder must be made within 30 days of May 31, 2006, in such manner as prescribed by the Sponsoring Company and Trustee.  The Trustee and the Sponsoring Company, or either of them, may prescribe such other requirements as may be deemed to be convenient to effectuate the Direct Rollover contribution described in this sub-section (5).  Any note that is part of a Direct Rollover contribution described in this sub-section (5) shall have substantially the same schedule of repayments under substantially the same terms as applied to the repayments being made to the said the 401(k) plan.

2. Effective May 1, 2006, the following is added to the end of Section 8.6 of the Plan:

(f)    Special Rule.  Notwithstanding anything in the foregoing to the contrary, the terms of any loan rolled over into the Plan pursuant to the provisions of Section 5.4(b)(5) of the Plan shall be subject to the same term and interest rate that applied to such loan immediately prior to its rollover into this Plan.  Therefore, only for purposes of these loans shall terms exceeding five years be allowed, but only if such loan satisfies the requirements of a home loan under Code section 72(p)(2)(B)(ii).  Any loan that is rolled over into this Plan under Section 5.4(b)(5) of the Plan shall be subject to a revised amortization schedule of payments over its remaining term to account for any missed payments so that the remaining payments during the remaining loan period may be made in substantially equal monthly amounts.

AMENDMENT NO. 7
TO THE
ASHLAND INC.
EMPLOYEE SAVINGS PLAN
As Restated Effective January 1, 2003

WHEREAS, Ashland Inc. established the Ashland Inc. Employee Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October 1, 1995) originally effective June 1, 1964 for the benefit of employees eligible to participate therein;
WHEREAS, the aforesaid Plan was amended from time to time and, as so amended, was completely amended and restated effective October 1, 1976 to comply with the provisions of the Employee Retirement Income Security Act of 1974;
WHEREAS, the aforesaid amended and restated Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980, on October 1, 1983, on October 1, 1985, on October 1, 1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
WHEREAS, Article 20 of the aforesaid amended and restated Plan, reserves to Ashland Inc. the right to further amend the Plan; and
WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland Inc. Employee Savings Plan effective as of the dates hereinafter identified in accordance with the following terms and conditions:

1. Effective for Compensation paid on and after January 1, 2008, paragraph (h) of Section 2.1 of the Plan is amended in its entirety as follows:
(h)
"Compensation" shall mean the salary and wages (or, if an Employee is not paid a fixed salary or wages, such other compensation as determined by the Sponsoring Company) paid by a Participating Company to an Employee during the Plan Year, including commissions, payroll continuation for sickness, overtime pay, shift premium, variable pay and bonus amounts paid to Members who are not eligible for the Sponsoring Company’s incentive compensation bonus program that applies to Employees in compensation pay bands 21 and above (including any successor designation denoting eligibility for such incentive pay), vacation pay, any amounts contributed to the Member's Tax Deferred Account, and any amounts excluded from the Member's income under Sections 401(k), 402(h), 403(b) or 125 of the Code.  Compensation shall also include (1) payments of unused earned or accrued vacation paid by the later of two and one-half months after a severance from employment or the end of the Plan Year in which the severance from employment occurred; (2) payments of regular pay for work performed during regular working hours or performed during extended working hours paid by the later of two and one-half months after a severance from employment or the end of the Plan Year in which the severance from employment occurred, provided that such pay would have been paid if there had not been a severance from employment and (3) payments by reason of qualified military service (as such term is used in section 414(u) of the Code) to the extent such payments do not exceed what the individual would have received had the individual been actively performing services for the Sponsoring Company or Participating Company.  Compensation shall not include (i) incentive compensation bonuses paid to Employees in compensation pay bands 21 and above (including any successor designation denoting eligibility for such incentive pay), (ii) amounts contributed by a Participating Company or Affiliated Company under any employee benefit plan (other than amounts contributed to a Member's Tax Deferred Account under this Plan and any amounts excluded from the Member's income under Sections 401(k), 402(h), 403(b) or 125 of the Code), (iii) amounts paid to a Member under the Ashland Inc. ERISA Forfeiture Plan or any successor plan thereto, (iv) amounts paid to a Member as stock appreciation rights, stock options, restricted stock or units under a long term incentive program through the Ashland Inc. Long Term Incentive Plan or the Amended Stock Incentive Plan for Key Employees of Ashland Inc. and its Subsidiaries or any successor or similar plans, (v) allowances paid by reason of foreign assignment, which are not a part of such Member's base United States salary as determined by the Sponsoring Company; (vi) remuneration determined to be disregarded under this paragraph (h) by the Sponsoring Company under rules uniformly applicable to all similarly employees situated; (vii) lump sum severance pay or payroll continuation pay after a severance from employment; (viii) amounts deferred under and amounts paid from any nonqualified salary deferral plan; and (ix) amounts paid under the Ashland Inc. Long Term Disability Plan or any similar or successor disability pay program.  The Compensation of each Member taken into account under the Plan for any Plan Year shall not exceed $200,000.  This amount shall be adjusted at the same time and manner as the adjustments under Section 415(d) of the Code.  Any such adjustment for a calendar year shall apply to the Plan Year that begins with or within such calendar year.  These adjustments shall only be made in increments of $5,000, rounded down to the next lowest multiple of $5,000, with the base period for determining this annual adjustment being the calendar quarter beginning July 1, 2001.

2. Effective as noted below, the following is added Section 3.1 of the Plan immediately after paragraph (b) thereof:
(c)  Revised Special Rule for Deferred Compensation Eligible Group.  Effective January 1, 2007, the special restrictions on elections for contributions to the Plan described in paragraph (b) immediately above imposed on the Employees described in paragraph (b) immediately above shall not apply to elections for contributions to the Plan for the 2007 Plan Year to the extent such Employees did not make an irrevocable election under the Ashland Inc. Deferred Compensation Plan for Employees (2005) to have their contributions under this Plan spill over to the Ashland Inc. Deferred Compensation Plan for Employees (2005) once the limits on contributions to this Plan for the 2007 Plan Year are met.  Effective January 1, 2008, the Employees described in paragraph (b) immediately above shall be eligible to make and change their contributions to the Plan on the same basis and under the same rules that apply to all other Employees who are Members of the Plan.  If the Employees described in paragraph (b) immediately above again become eligible to make an irrevocable election to have their contributions under this Plan spill over to the Ashland Inc. Deferred Compensation Plan for Employees (2005) once the limits on contributions to this Plan for a particular Plan Year are met, then the rules of this paragraph (c) shall be applied without regard to the change that is effective January 1, 2008.

3. Effective August 1, 2007, the following new Section 4.2 is added to Article 4 of the Plan:
4.2  Automatic Enrollment.
(a)  Eligible Group.  Except as otherwise provided, this Section 4.2 shall apply to all Employees who are eligible to participate in the Plan in accordance with Article 3 of the Plan and who are hired, re-hired or otherwise becomes eligible to be a Plan Member after July 31, 2007.  This Section 4.2 shall not apply to hourly paid Employees of Valvoline Instant Oil Change who are eligible to participate in the Plan in accordance with Article 3 of the Plan.  The Employees to whom this Section 4.2 applies shall be referred to as a Section 4.2 Employee.
(b)  Automatic Contribution.  Each Section 4.2 Employee will be automatically enrolled to contribute 5% of Compensation.  These contributions will start to be withheld from a Section 4.2 Employee’s Compensation within 60 days of first becoming a Section 4.2 Employee, or as soon thereafter as is administratively convenient.  Each Section 4.2 Employee will be notified approximately 30 days before contributions are withheld from Compensation of Employee’s rights to abstain from making contributions and to make contributions in another amount permitted under the Plan.  Any contribution from Compensation made pursuant to this Section 4.2 shall be treated in all respects under the Plan as a contribution for which there has been an affirmative election under the provisions of Articles 5 and 6 of the Plan.
(c)  Investments.  The notice referred to in paragraph (b) above shall also inform the Section 4.2 Employee of his or her right to direct how his or her contributions will be invested.  The notice will also identify the default investment in which the Section 4.2 Employee’s contributions will be invested in the event he or she fails to elect how his or her contributions will be invested.  The Sponsoring Company and the Trustee shall, from time to time, designate the default investment pursuant to the rules of Article 8 and the terms of the Trust.

4. Effective January 1, 2007, the following is added to the end of Section 5.1 of the Plan as clarification of the historic interpretation and application of the Plan rules:
For all purposes of the Plan, a Member’s contributions and the Participating Company contributions under Article 7 of the Plan with respect thereto are determined on the basis of the Compensation paid to the Member for each periodic pay period for which the Member is paid.

5.  Effective January 5, 2007, the following new Section 8.8 is added to Article 8 of the Plan:
8.8  Brokerage Link.  Consistent with the applicable provisions of amendment 29 to the Trust and any relevant subsequent changes thereto, a brokerage link investment option shall be made available to Members and Beneficiaries.  Investments in the brokerage link shall be subject to such limitations as the Trustee applies, consistent with the applicable provisions of the Trust, as amended from time to time, and with the provisions of the Plan.  Among the rules and limitations that apply to investments in the brokerage link are the following:

(a)  The minimum required investment in the brokerage link is $2,500.  Such amount must be transferred to the brokerage link from other investments under the Plan before contributions may be made to the brokerage link and before subsequent transfers may be made to the brokerage link.
(b)  After funding the brokerage link with the minimum amount, subsequent transfers to it must be in amounts of not less than $1,000, and be subject to such other administrative procedures and rules as prescribed by the Trustee.
(c)  No transfer to a brokerage link under (a) or (b) above, determined at the time of transfer, may result in less than 50% of a Member’s or Beneficiary’s total Account being invested in investment options other than the brokerage link, as determined by the Trustee.
(d)  Member contributions under Articles 5 and 6 and Participating Company Contributions under Article 7 may only be designated by a Member for investment in the brokerage account pursuant to such procedures, rules and limitations as may be prescribed by the Trustee in cooperation with the Plan Sponsor, from time to time.
(e)  For purposes of determining the amount of a loan available under Section 8.6 of the Plan, amounts invested in the brokerage account are included, but no loan may exceed the amount of an Account that is not invested in the brokerage link.
Investments in the brokerage link investment option shall be subject to such other rules, procedures and limitations as may be prescribed by the Trustee or Sponsoring Company, so long as they agree to the same.  The provisions of this Section 8.8 shall apply to the relevant portions of other provisions in the Plan.

6.  Effective January 1, 2008, the Roman numbered clauses of paragraph (b) of Section 12.3 of the Plan are completely restated as follows:

(i)
medical expenses described in Section 213(d) of the Code incurred by the Member, the Member’s Spouse, any dependents of the Member (as defined in Code Section 152, determined without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof) or the Member’s primary designated Beneficiary under the Plan;

(ii)	the purchase (excluding mortgage payments) of a principal residence for the Member;
(iii)
the payment of tuition for the next 12 months of post-secondary education for the Member, Member's Spouse, Member's children or dependents (as defined in Code Section 152, determined without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof) or the Member’s primary Beneficiary designated under the Plan;

(iv)	payments necessary to prevent eviction from the Member’s principal residence or the foreclosure of the mortgage on that residence;
(v)
payments for burial or funeral expenses for the Member’s deceased parent, Spouse, children or dependents (as defined in Code Section 152, determined without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof) or the Member’s deceased primary Beneficiary designated under the Plan (as determined on the day before such Beneficiary’s death);

(vi)
other events which are adopted by the Sponsoring Company and which are deemed immediate and heavy financial needs by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability; or

(vii)
any other set of relevant facts and circumstances which, in the sole discretion of the Sponsoring Company, based upon an objective analysis of the particular facts and circumstances, constitutes an immediate and heavy financial need.

7.  Effective for distributions on or after January 1, 2007, the following is added at the end of paragraph (a) of Section 13.6 of the Plan:
Additionally, a Beneficiary that meets the requirements of a designated beneficiary under section 401(a)(9)(E) of the Code and who is not the deceased Member’s surviving Spouse may elect to transfer an Eligible Rollover Distribution to an Eligible Retirement Plan.

8.  Effective for distributions on or after January 1, 2007, the following is added at the end of sub-paragraph (1) of paragraph (f) of Section 13.6 of the Plan:
With respect to a Beneficiary who is not the deceased Member’s Spouse, as referred to in paragraph (a) of this Section 13.6, only an individual retirement account or individual retirement annuity as described in Code sections 408(a) and 408(b), respectively, shall be an Eligible Retirement Plan which must be treated as an inherited individual retirement plan or annuity within the meaning of section 408(d)(3)(C) of the Code.  For distributions on and after January 1, 2008, a Roth IRA as defined in section 408A of the Code shall also be an Eligible Retirement Plan, except with regard to a Beneficiary who is not the deceased Member’s Spouse.  Any distribution to a Roth IRA shall comply with such other requirements as apply under section 408A of the Code.

9.  Effective for distributions on or after January 1, 2007, the following is added at the end of sub-paragraph (2) (III) of paragraph (f) of Section 13.6 of the Plan:
Effective for distributions after December 31, 2006, the provisions of this (III) shall also apply to any qualified trust under section 401(a) of the Code or annuity contract under section 403(b) of the Code.

AMENDMENT NO. 8
TO THE
ASHLAND INC.
EMPLOYEE SAVINGS PLAN
As Restated Effective January 1, 2003

WHEREAS, Ashland Inc. established the Ashland Inc. Employee Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October 1, 1995) originally effective June 1, 1964 for the benefit of employees eligible to participate therein;
WHEREAS, the aforesaid Plan was amended from time to time and, as so amended, was completely amended and restated effective October 1, 1976 to comply with the provisions of the Employee Retirement Income Security Act of 1974;
WHEREAS, the aforesaid amended and restated Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980, on October 1, 1983, on October 1, 1985, on October 1, 1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
WHEREAS, Article 20 of the aforesaid amended and restated Plan, reserves to Ashland Inc. the right to further amend the Plan; and
WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland Inc. Employee Savings Plan effective as of November 1, 2008 in accordance with the following terms and conditions:

1. Paragraph (d) of Section 1.1 of the Plan is amended in its entirety as follows:

(d) ESOP.  Effective November 1, 2008, the Ashland Common Stock Fund described in Section 8.1(a) of the Plan and as described in the Trust is designated as both a discretionary contribution stock bonus plan and an employee stock ownership plan (hereinafter “ESOP”), qualified under sections 401(a) and 4975(e)(7) of the Code.  This designation shall apply to all of the assets invested in the Ashland Common Stock Fund, whether invested before or after November 1, 2008.  The assets of the part of the Plan designated as an ESOP may be invested, without limitation, in qualifying employer securities, as defined in Section 407(d)(5) of ERISA, and provide benefits for the Participating Companies' eligible employees and their beneficiaries primarily through the distribution of Ashland Inc. common stock or other Employer Securities.  For all purposes under the Plan, Employer Securities shall mean either common stock issued by a Participating Company or by an Affiliated Company or the Sponsoring Company which is a member of the same controlled group of corporations (as determined under Section 409(l)(4) of the Code) as the applicable Participating Company which is readily tradable on an established securities market, or noncallable preferred stock issued by either such a Participating Company or such an Affiliated Company or the Sponsoring Company which is convertible at any time into common stock as described above, if such conversion is at a price which, as of the date of acquisition by the Plan, is reasonable, as determined under Section 409(l) of the Code.

2. Effective January 1, 2008, the following sentence is added immediately after the first sentence of Section 7.4(d):
For this purpose, effective January 1, 2008, Limitation Year Compensation shall also include the Compensation described in clauses (1)-(3) of Section 2.1(h).

 3. Effective November 1, 2008, Section 8.9 is added to Plan as follows:
8.9  Diversification of ESOP.  Each Member who has some portion of his or her Account and/or Tax Deferred Account invested in the part of the Plan that is an ESOP may elect to change the percentage of his or her contributions and the contributions made on his or her behalf under Articles 5, 6 and 7 to the ESOP and may elect to exchange amounts invested in the ESOP with any other investment option under the Plan in the same manner as such a Member may make investment elections with regard to the other investment options under the Plan.

4. Effective November 1, 2008, Section 8.10 is added to the Plan as follows:
8.10  Dividends on Employer Securities.  Unless otherwise directed by the Sponsoring Company, cash dividends paid to the Trust on Employer Securities that are allocated to Members' investments in the portion of the Plan designated as an ESOP under Section 1.1(d) of the Plan, shall be distributed to Members or their Beneficiaries, in accordance with the election of such Members or Beneficiaries.  Members and Beneficiaries shall be given a reasonable opportunity before the payment of a cash dividend to elect whether to have it reinvested in the Member’s or Beneficiary’s investment in the ESOP or receive it as a cash distribution.  Any such distribution shall be made in cash to the applicable Members or Beneficiaries not later than 90 days after the close of the Plan Year in which the dividend was paid.  If a Member or Beneficiary fails to make an affirmative election, the dividend will be reinvested in the Member’s or Beneficiary’s investment in the ESOP.  Members and Beneficiaries will be able to change their elections at least annually.  Notwithstanding anything contained herein to the contrary, no dividend of less than $10.00 may be distributed to a Member or Beneficiary.  In this event such a dividend shall be reinvested in the Member’s or Beneficiary’s investment in the ESOP.  The Sponsoring Company and the Trustee may institute administrative rules consistent with applicable law to collect, administer and implement elections under this Section 8.10.

5. Effective January 1, 2008, a new paragraph (vi) is added to Section 12.3(b) and the existing paragraphs (vi) and (vii) therein become (vii) and (viii):
(vi)
expenses to repair damage to the Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (without regard to whether the loss exceeds 10% of adjusted gross income);

6. Effective November 1, 2008, the following paragraphs (b) and (c) are added to Section 13.4 of the Plan:
(b) ESOP.  Subject to the relevant terms of paragraph (a) of this Section 13.4, effective November 1, 2008, the part of a Member’s or Beneficiary’s distribution consisting of his or her investment in the ESOP may be distributed as cash or in kind in whole shares of the Employer Securities allocated to such investment with any fractional shares thereof paid in cash, as elected by such Member or Beneficiary in such manner and at such time consistent with the other terms of the Plan and as may be prescribed by the Sponsoring Company, from time to time.
(c) Distribution Exceptions.  Effective November 1, 2008, notwithstanding anything in the Plan to the contrary, and to the extent permissible under law, if the Employer Securities held in the portion of the Plan designated as an ESOP have been held by the Plan for at least the prior five Plan Years, the following distribution rules may apply to such amounts:
(1)	The Sponsoring Company retains the discretion to eliminate the single sum optional form of benefit in a nondiscriminatory manner.
(2)
The Sponsoring Company retains the discretion to eliminate in-kind distributions of Employer Securities from the ESOP and to substitute the same with cash distributions, in a non-discriminatory manner, under any one of the following circumstances:

	(A)	the portion of the Plan relating to the ESOP ceases to be an employee stock ownership plan and stock bonus plan within the meaning of Section 4975(e)(7) of the Code;
	(B)	substantially all of the shares of Employer Securities held by or allocable to the ESOP are sold in connection with a sale of substantially all of a Participating Company or the company which issued such securities;
(C)
the shares of Employer Securities cease to be readily tradable; provided, however, that a distributee shall have the right to demand a distribution of common stock in such form and manner, and at such time (not later than 60 days after such distributee's entitlement to such distribution) as the Sponsoring Company may from time to time prescribe;

(D)
substantially all of the stock or assets of a trade or business of a Participating Company or the company which issued the shares of common stock are sold and the purchasing employer continues to maintain the Plan (in this case, distributions in the form of employer securities of the purchasing employer may be made instead of or in addition to cash); and

	(E)	any other circumstances permissible under law.

7. Effective January 1, 2009, “180” is substituted for “90” where “90” appears in Section 13.2(b).

AMENDMENT NO. 9
TO THE
ASHLAND INC.
EMPLOYEE SAVINGS PLAN
As Restated Effective January 1, 2003

WHEREAS, Ashland Inc. established the Ashland Inc. Employee Savings Plan (known as the Ashland Inc. Employee Thrift Plan before October 1, 1995) originally effective June 1, 1964 for the benefit of employees eligible to participate therein;
WHEREAS, the aforesaid Plan was amended from time to time and, as so amended, was completely amended and restated effective October 1, 1976 to comply with the provisions of the Employee Retirement Income Security Act of 1974;
WHEREAS, the aforesaid amended and restated Plan was further amended from time to time and was completely amended and restated effective on October 1, 1980, on October 1, 1983, on October 1, 1985, on October 1, 1989, on October 1, 1995 on January 1, 1997 and on January 1, 2003;
WHEREAS, Article 20 of the aforesaid amended and restated Plan, reserves to Ashland Inc. the right to further amend the Plan; and
WHEREAS, Ashland Inc. desires to make further amendments to the Plan;
NOW, THEREFORE, Ashland Inc. does hereby further amend the Ashland Inc. Employee Savings Plan effective as of February 1, 2009 in accordance with the following terms and conditions:

1. A new paragraph (d) is added to Section 7.1 of the Plan as follows:
(d)
After January 31, 2009.  Effective with respect to an eligible Member’s Basic Contributions allocated to the Plan after January 31, 2009, or as soon thereafter as is administratively feasible, the Participating Companies shall contribute to the Trust, in cash or in kind (which may include common stock of the Sponsoring Company, as determined and directed by the Sponsoring Company, from time to time, acquired and contributed hereto in a manner consistent with that allowed under Section 8.1(a) of the Plan), on behalf of each Member for whom there are Member Basic Contributions, in the amount derived from the following table:

Column 1 Successive Levels of Member Basic Contributions, as a Percentage of Compensation, to which Levels of Participating Company Contributions Relate	Column 2 Participating Company Contributions as a Percentage of each Level of Member Basic Contributions in Column 1
1. at least 1% and not greater than 5%	1. 110%, to a maximum of 5.5% of Compensation

Any forfeiture under the Plan shall be used to reduce the amount of the Participating Companies’ contributions that would otherwise be contributed under this Section 7.1.  The determination of the amount of the aggregate Participating Company contributions, and the payment thereof, for each payment of Compensation for which a contribution is to be made shall be made as soon as practicable after the payment of such Compensation, as arranged, from time to time, between the Sponsoring Company and the Trustee.  Subject to the limitations of Section 7.2 and Section 7.3 of the Plan, the Participating Company contributions made with regard to each Member’s Basic Contributions shall be allocated to the Account of each such Member for the period for which such allocation is being made and shall be invested as follows:
(i)  If such Participating Company contributions are made directly to the Plan in common stock of the Sponsoring Company as is allowed hereinabove, then such contributions shall be invested in Fund A – Ashland Common Stock Fund, which shall, once allocated to a Member’s Account, be subject to the Member’s ability to exchange out of that investment pursuant to the provisions of Section 8.9 of the Plan.
(ii) If such Participating Company contributions are made in cash and not in common stock of the Sponsoring Company, then such contributions shall be invested pursuant to the Member’s investment election for contributions of the Member under Articles 5 and 6.

Each Participating Company's share of the aggregate Participating Company contributions for any period for which an allocation is made shall equal the sum of the allocations pursuant to this Section 7.1 of such aggregate Participating Company contributions to the Accounts of the Members employed by such Participating Company during such period.